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                                                                    EXHIBIT 4.1



                     AMENDED AND RESTATED CREDIT AGREEMENT

                          Dated as of November 3, 2000

                                     Among

                    THE FINANCIAL INSTITUTIONS NAMED HEREIN

                                 as the Lenders
                                 --------------

                                      and

                             BANK OF AMERICA, N.A.

                          as the Administrative Agent

                                      and

                                kforce.com, INC.

                                as the Borrower
                                ---------------

                                      and

                      Certain Subsidiaries of the Borrower
                        from time to time party hereto,

                               as the Guarantors
                               -----------------


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                               TABLE OF CONTENTS

Section                                                                    Page
-------                                                                    ----

ARTICLE 1     LOANS AND LETTERS OF CREDIT..................................  1

   1.1.           TOTAL FACILITY...........................................  1

   1.2.           REVOLVING LOANS..........................................  1

   1.3.           ACH SERVICES.............................................  4

   1.4.           LETTERS OF CREDIT........................................  4

   1.5.           BANK PRODUCTS............................................  7

ARTICLE 2     INTEREST AND FEES............................................  8

   2.1.           INTEREST.................................................  8

   2.2.           CONTINUATION AND CONVERSION ELECTIONS....................  9

   2.3.           MAXIMUM INTEREST RATE....................................  9

   2.4.           CLOSING AND SYNDICATION FEE.............................. 10

   2.5.           UNUSED LINE FEE.......................................... 10

   2.6.           LETTER OF CREDIT FEE..................................... 10

   2.7.           COLLATERAL ADMINISTRATION FEE............................ 11

ARTICLE 3     PAYMENTS AND PREPAYMENTS..................................... 11

   3.1.           REVOLVING LOANS.......................................... 11

   3.2.           TERMINATION OF FACILITY.................................. 11

   3.3.           WAIVER OF EARLY TERMINATION FEES......................... 11

   3.4.           RESERVED................................................. 11

   3.5.           LIBOR RATE LOAN PREPAYMENTS.............................. 11

   3.6.           PAYMENTS BY THE BORROWER................................. 12

   3.7.           PAYMENTS AS REVOLVING LOANS.............................. 12

   3.8.           APPORTIONMENT, APPLICATION AND REVERSAL OF PAYMENTS...... 12

   3.9.           INDEMNITY FOR RETURNED PAYMENTS.......................... 13

   3.10           ADMINISTRATIVE AGENT'S AND LENDERS' BOOKS AND RECORDS;
                      MONTHLY STATEMENTS................................... 13


ARTICLE 4     TAXES, YIELD PROTECTION AND ILLEGALITY....................... 15

   4.1.           TAXES.................................................... 15

   4.2.           ILLEGALITY............................................... 15

   4.3            INCREASED COSTS AND REDUCTION OF RETURN.................. 16


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   4.4.           FUNDING LOSSES........................................... 16

   4.5.           INABILITY TO DETERMINE RATES............................. 17

   4.6.           CERTIFICATES OF  ADMINISTRATIVE AGENT.................... 17

   4.7.           REPLACEMENT OF  LENDER................................... 17

   4.8.           SURVIVAL................................................. 18

ARTICLE 5     BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES............ 18

   5.1.           BOOKS AND RECORDS........................................ 18

   5.2.           FINANCIAL INFORMATION.................................... 18

   5.3.           NOTICES TO THE LENDERS................................... 19

ARTICLE 6     GENERAL WARRANTIES AND REPRESENTATIONS....................... 21

   6.1.           AUTHORIZATION, VALIDITY, AND ENFORCEABILITY OF
                      THIS AGREEMENT AND THE LOAN DOCUMENTS................ 21

   6.2.           VALIDITY AND PRIORITY OF SECURITY INTEREST............... 21

   6.3.           ORGANIZATION AND QUALIFICATION........................... 21

   6.4.           CORPORATE NAME; PRIOR TRANSACTIONS....................... 22

   6.5.           SUBSIDIARIES AND AFFILIATES.............................. 22

   6.6.           FINANCIAL STATEMENTS AND PROJECTIONS..................... 22

   6.7.           CAPITALIZATION........................................... 22

   6.8.           SOLVENCY................................................. 23

   6.9.           DEBT..................................................... 23

   6.10           RESERVED................................................. 23

   6.11           RESERVED................................................. 23

   6.12           RESERVED................................................. 23

   6.13           TRADE NAMES.............................................. 23

   6.14           LITIGATION............................................... 23

   6.15           LABOR DISPUTES........................................... 23

   6.16           ENVIRONMENTAL LAWS....................................... 23

   6.17           NO VIOLATION OF LAW...................................... 24

   6.18           NO DEFAULT............................................... 24

   6.19           ERISA COMPLIANCE......................................... 24

   6.20           TAXES.................................................... 24


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   6.21           REGULATED ENTITIES....................................... 25

   6.22           USE OF PROCEEDS; MARGIN REGULATIONS...................... 25

   6.23           COPYRIGHTS, PATENTS, TRADEMARKS AND LICENSES, ETC........ 25

   6.24           NO MATERIAL ADVERSE CHANGE............................... 25

   6.25           FULL DISCLOSURE.......................................... 25

   6.26           RESERVED................................................. 25

   6.27           BANK ACCOUNTS............................................ 26

   6.28           GOVERNMENTAL AUTHORIZATION............................... 26


ARTICLE 7     AFFIRMATIVE AND NEGATIVE COVENANTS........................... 26

   7.1.           TAXES AND OTHER OBLIGATIONS.............................. 26

   7.2.           LEGAL EXISTENCE AND GOOD STANDING........................ 26

   7.3.           COMPLIANCE WITH LAW AND AGREEMENTS; MAINTENANCE
                      OF LICENSES.......................................... 26

   7.4.           MAINTENANCE OF PROPERTY; INSPECTION OF PROPERTY.......... 27

   7.5.           INSURANCE................................................ 27

   7.6.           INSURANCE AND CONDEMNATION PROCEEDS...................... 27

   7.7.           ENVIRONMENTAL LAWS....................................... 28

   7.8.           COMPLIANCE WITH ERISA.................................... 28

   7.9.           MERGERS, CONSOLIDATIONS OR SALES......................... 28

   7.10           DISTRIBUTIONS; CAPITAL CHANGE; RESTRICTED INVESTMENTS.... 29

   7.11           TRANSACTIONS AFFECTING COLLATERAL OR OBLIGATIONS......... 30

   7.12           GUARANTIES............................................... 30

   7.13           DEBT..................................................... 30

   7.14           PREPAYMENT............................................... 30

   7.15           TRANSACTIONS WITH AFFILIATES............................. 30

   7.16           INVESTMENT BANKING AND FINDER'S FEES..................... 31

   7.17           BUSINESS CONDUCTED....................................... 31

   7.18           LIENS.................................................... 31

   7.19           SALE AND LEASEBACK TRANSACTIONS.......................... 31

   7.20           NEW SUBSIDIARIES......................................... 31

   7.21           FISCAL YEAR.............................................. 31

   7.22           CAPITAL EXPENDITURES..................................... 32


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   7.23           EBITDA................................................... 32

   7.24           MINIMUM AVAILABILITY..................................... 32

   7.25           USE OF PROCEEDS.......................................... 32

   7.26           ADDITIONAL CREDIT PARTIES................................ 32

   7.27           FURTHER ASSURANCES....................................... 33

   7.28           COMPUTER SYSTEMS......................................... 33


ARTICLE 8     CONDITIONS OF LENDING........................................ 33

   8.1.           CONDITIONS PRECEDENT TO MAKING OF LOANS ON
                      THE CLOSING DATE..................................... 33

   8.2.           CONDITIONS PRECEDENT TO EACH LOAN........................ 35

ARTICLE 9     DEFAULT; REMEDIES............................................ 35

   9.1.           EVENTS OF DEFAULT........................................ 35

   9.2.           REMEDIES................................................. 37

ARTICLE 10    TERM AND TERMINATION......................................... 38

   10.1           TERM AND TERMINATION..................................... 38


ARTICLE 11    AMENDMENTS; WAIVERS; PARTICIPATIONS; ASSIGNMENTS;
                  SUCCESSORS............................................... 39

   11.1           AMENDMENTS AND WAIVERS................................... 39

   11.2           ASSIGNMENTS; PARTICIPATIONS.............................. 40


ARTICLE 12    THE  ADMINISTRATIVE AGENT.................................... 41

   12.1           APPOINTMENT AND AUTHORIZATION............................ 41

   12.2           DELEGATION OF DUTIES..................................... 42

   12.3           LIABILITY OF ADMINISTRATIVE AGENT........................ 42

   12.4           RELIANCE BY ADMINISTRATIVE AGENT......................... 43

   12.5           NOTICE OF DEFAULT........................................ 43

   12.6           CREDIT DECISION.......................................... 43

   12.7           INDEMNIFICATION.......................................... 44

   12.8           ADMINISTRATIVE AGENT IN INDIVIDUAL CAPACITY.............. 44

   12.9           SUCCESSOR ADMINISTRATIVE AGENT........................... 45

   12.10          WITHHOLDING TAX.......................................... 45

   12.11          COLLATERAL MATTERS....................................... 46

   12.12          RESTRICTIONS ON ACTIONS BY LENDERS; SHARING OF PAYMENTS.. 47

   12.13          AGENCY FOR PERFECTION.................................... 47


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   12.14          PAYMENTS BY ADMINISTRATIVE AGENT TO LENDERS.............. 48

   12.15          SETTLEMENT............................................... 48

   12.16          LETTERS OF CREDIT; INTRA-LENDER ISSUES................... 50

   12.17          CONCERNING THE COLLATERAL AND THE RELATED
                      LOAN DOCUMENTS....................................... 52

   12.18          FIELD AUDIT AND EXAMINATION REPORTS; DISCLAIMER
                  BY LENDERS............................................... 53

   12.19          RELATION AMONG LENDERS................................... 53


ARTICLE 13    GUARANTY..................................................... 53

   13.1           THE GUARANTY............................................. 53

   13.2           OBLIGATIONS UNCONDITIONAL................................ 54

   13.3           REINSTATEMENT............................................ 55

   13.4           CERTAIN ADDITIONAL WAIVERS............................... 55

   13.5           REMEDIES................................................. 55

   13.6           RIGHTS OF CONTRIBUTION................................... 56

   13.7           GUARANTEE OF PAYMENT; CONTINUING GUARANTEE............... 57


ARTICLE 14    MISCELLANEOUS................................................ 57

   14.1           NO WAIVERS; CUMULATIVE REMEDIES.......................... 57

   14.2           SEVERABILITY............................................. 57

   14.3           GOVERNING LAW; CHOICE OF FORUM; SERVICE OF PROCESS....... 58

   14.4           WAIVER OF JURY TRIAL..................................... 58

   14.5           SURVIVAL OF REPRESENTATIONS AND WARRANTIES............... 59

   14.6           OTHER SECURITY AND GUARANTIES............................ 59

   14.7           FEES AND EXPENSES........................................ 59

   14.8           NOTICES.................................................. 60

   14.9           WAIVER OF NOTICES........................................ 61

   14.10          BINDING EFFECT........................................... 61

   14.11          INDEMNITY OF THE  ADMINISTRATIVE AGENT AND
                      THE LENDERS BY THE BORROWER.......................... 62

   14.12          LIMITATION OF LIABILITY.................................. 62

   14.13          FINAL AGREEMENT.......................................... 62

   14.14          COUNTERPARTS............................................. 63


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   14.15          CAPTIONS................................................. 63

   14.16          RIGHT OF SETOFF.......................................... 63

   14.17          CONFIDENTIALITY.......................................... 63

   14.18          CONFLICTS WITH OTHER LOAN DOCUMENTS...................... 64


                        ANNEXES, EXHIBITS AND SCHEDULES

ANNEX A        -  DEFINED TERMS

EXHIBIT A      -  FORM OF REVOLVING LOAN NOTE

EXHIBIT B      -  FORM OF BORROWING BASE CERTIFICATE

EXHIBIT C      -  PRO-FORMA BALANCE SHEET

EXHIBIT D      -  FORM OF NOTICE OF BORROWING

EXHIBIT E      -  FORM OF NOTICE OF CONTINUATION/CONVERSION

EXHIBIT F      -  FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT

EXHIBIT G      -  FORM OF JOINDER AGREEMENT

SCHEDULE 1     -  NOTICE OF ASSIGNMENT AND ACCEPTANCE

SCHEDULE 1.2   -  LENDERS' COMMITMENTS

SCHEDULE 6.3   -  ORGANIZATION AND QUALIFICATIONS

SCHEDULE 6.4   -  CORPORATE NAMES

SCHEDULE 6.5   -  SUBSIDIARIES AND AFFILIATES

SCHEDULE 6.9   -  DEBT

SCHEDULE 6.13  -  TRADE NAMES

SCHEDULE 6.14  -  LITIGATION

SCHEDULE 6.15  -  LABOR DISPUTES

SCHEDULE 6.16  -  ENVIRONMENTAL MATTERS

SCHEDULE 6.19  -  ERISA COMPLIANCE

SCHEDULE 6.27  -  BANK ACCOUNTS


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                     AMENDED AND RESTATED CREDIT AGREEMENT

This Amended and Restated Credit Agreement, dated as of November 3, 2000, (this "Agreement") among the financial institutions from time to time parties hereto (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), BANK OF AMERICA, N.A. with an office at 600 Peachtree Street, 13th Floor, Atlanta, Georgia 30308, as agent for the Lenders (in its capacity as agent, the "Administrative Agent"), and KFORCE.COM, INC., a Florida corporation (the "Borrower"), and the Subsidiary Guarantors (as defined herein).

                              W I T N E S S E T H:
                              - - - - - - - - - -

WHEREAS, the Borrower, the Subsidiary Guarantors, Administrative Agent and Lenders entered into a Credit Agreement, dated May 12, 2000 ("Prior Agreement"). WHEREAS, the Borrower, the Subsidiary Guarantors, Administrative Agent and Lenders desire to amend and restate the Prior Agreement so that, as amended and restated, a revolving line of credit for loans and letters of credit in an amount not to exceed $90,000,000 will be made available to Borrower, which extensions of additional credit the Borrower will be used for the purposes permitted in this Agreement; WHEREAS, capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings ascribed thereto in Annex A which is attached hereto and incorporated herein; the rules of construction contained therein shall govern the interpretation of this Agreement, and all Annexes, Exhibits and Schedules attached hereto are incorporated herein by reference; WHEREAS, the Lenders have agreed to make available to the Borrower an amended and restated revolving credit facility upon the terms and conditions set forth in this Agreement. NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the Lenders, the Administrative Agent, and the Borrower hereby agree as follows.

LOANS AND LETTERS OF CREDIT

         Total Facility. Subject to all of the terms and conditions of this Agreement, the Lenders agree to make available a total credit facility of up to $90,000,000 (the "Total Facility") to the Borrower from time to time during the term of this Agreement. The Total Facility shall be composed of a revolving line of credit consisting of Revolving Loans and Letters of Credit described herein.

Revolving Loans.

                  (i) Amounts. Subject to the satisfaction of the conditions precedent set forth in Article 8, each Lender Severally, but not jointly, agrees, upon the Borrower's request from time to time on any Business Day during the period from the Closing Date to the Termination Date, to make Revolving Loans (the "Revolving Loans") to the Borrower in amounts not to exceed such Lender's Pro Rata Share of Availability, except for Non-Ratable Loans and Agent Advances. The Lenders, however, in their unanimous discretion, may elect to make Revolving Loans or issue or arrange to have issued Letters of Credit in excess of the Borrowing Base on one or more occasions, but if they do so, neither the Administrative Agent nor the Lenders shall be deemed thereby to have changed the limits of the Borrowing Base or to be obligated to exceed such limits on any other occasion. If the Aggregate Revolver Outstandings would exceed Availability after giving effect to any Borrowing, the Lenders may refuse to make or may otherwise restrict the making of Revolving Loans as the Lenders determine until such excess has been eliminated, subject to the Administrative Agent's authority, in its sole discretion, to make Agent Advances pursuant to the terms of Section 1.2(i).

                  (ii) Notes. The Borrower shall execute and deliver to each Lender a note to evidence the Revolving Loan of that Lender. Each note shall be in the principal amount of the Lender's Pro Rata Share of the Revolving Loan Commitments, dated the date hereof and substantially in the form of Exhibit A (each a "Revolving Loan Note" and, collectively, the "Revolving Loan Notes"). Each Revolving Loan Note shall represent the



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obligation of Borrower to pay the amount of Lender's Pro Rata Share of the
Revolving Loan Commitments, or, if less, such Lender's Pro Rata Share of the aggregate unpaid principal amount of all Revolving Loans to Borrower together with interest thereon as prescribed in Section 2.1. The entire unpaid balance of the Revolving Loan and all other non-contingent Obligations shall be immediately due and payable in full in immediately available funds on the Termination Date.

                  (iii) Securities Repurchase Loans/Acquisition Loans. In addition to other Permitted Uses, all or any portion of a Revolver Loan may be designated by the Borrower from time to time (A) as a Securities Repurchase Loan, the proceeds of which may be used for Eligible Securities Repurchases to the extent, and only to the extent, that each of the Securities Repurchase Loan Conditions is satisfied, or (B) as an Acquisition Loan, the proceeds of which may be used for Eligible Acquisitions to the extent, and only to the extent, that each of the Acquisition Loan Conditions is satisfied.

                  (iv) Voluntary Commitment Reductions. The Borrower may from time to time partially reduce the Commitments (in minimum amounts of $5,000,000) upon five Business Days' prior written notice to the Administrative Agent; provided, that (i) the Borrower shall not be entitled to reduce the Commitments to less than $25,000,000, and (ii) no such reduction may be made which would cause the sum of the aggregate principal amount of the outstanding Revolving Loans plus the face amount of any outstanding Letters of Credit to exceed the Borrowing Base as of such date, unless, concurrently with such reduction, the Revolving Loans are repaid to the extent necessary to eliminate such excess. The Administrative Agent shall promptly notify each affected Lender of receipt by the Administrative Agent of any notice from the Borrower pursuant to this Section 1.2(a)(iii). The Commitments, once reduced, may not be reinstated without the prior written consent of the Administrative Agent and each Lender.

PROCEDURE FOR BORROWING.
------------------------

Each Borrowing shall be made upon the Borrower's irrevocable written notice delivered to the Administrative Agent in the form of a notice of borrowing ("Notice of Borrowing"), which must be received by the Administrative Agent prior to (i) 12:00 noon (Atlanta, Georgia time) two (2) Business Days prior to the requested Funding Date, in the case of LIBOR Rate Loans and (ii) 11:00 a.m. (Atlanta, Georgia time) on the requested Funding Date, in the case of Base Rate Loans, specifying:

                  (A) the amount of the Borrowing, which in the case of a LIBOR Rate Loan must equal or exceed $2,000,000 (and increments of $1,000,000 in excess of such amount);

                  (B)      the requested Funding Date, which must be a Business
Day;

                  (C) whether the Revolving Loans requested are to be Base Rate Revolving Loans or LIBOR Revolving Loans (and if not specified, it shall be deemed a request for a Base Rate Revolving Loan); and

                  (D) the duration of the Interest Period for LIBOR Revolving Loans (and if not specified, it shall be deemed a request for an Interest Period of one month); provided, however, that with respect to the Borrowings to be made on the Closing Date, such Borrowings will consist of Base Rate Revolving Loans or LIBOR Revolving Loans, as the case may be, with respect to loans outstanding on such date under the Prior Agreement.

In lieu of delivering a Notice of Borrowing, the Borrower may give the Administrative Agent telephonic notice of such request for advances to the Designated Account on or before the deadline set forth above. The
Administrative Agent at all times shall be entitled to rely on such telephonic notice in making such Revolving Loans, regardless of whether any written confirmation is received.



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The Borrower shall have no right to request a LIBOR Rate Loan while a Default or Event of Default has occurred and is continuing.

                           Reliance upon Authority. Prior to the Closing Date,
the Borrower shall deliver to the Administrative Agent, a notice setting forth The account of the Borrower ("Designated Account") to which the Administrative Agent is authorized to transfer the proceeds of the Revolving Loans requested hereunder. The Borrower may designate a replacement account from time to time by written notice. All such Designated Accounts must be reasonably satisfactory to the Administrative Agent. The Administrative Agent is entitled to rely conclusively on any person's request for Revolving Loans on behalf of the Borrower, so long as the proceeds thereof are to be transferred to the Designated Account. The Administrative Agent has no duty to verify the identity of any individual representing himself or herself as a person authorized by the Borrower to make such requests on its behalf.

                           No Liability. The Administrative Agent shall not
incur any liability to the Borrower as a result of acting upon any notice referred to in Sections 1.2(b) And (c), which the Administrative Agent believes in good faith to have been given by an officer or other person duly authorized by the Borrower to request Revolving Loans on its behalf. The crediting of Revolving Loans to the Designated Account conclusively establishes the obligation of the Borrower to repay such Revolving Loans as provided herein.

                           Notice Irrevocable. Subject to the provisions of
Section 4.5, any Notice of Borrowing (or telephonic notice in lieu thereof) made pursuant to Section 1.2(b) shall be irrevocable. The Borrower shall be bound to borrow the funds requested therein in accordance therewith.

                           Administrative Agent's Election. Promptly after
receipt of a Notice of Borrowing (or telephonic notice in lieu thereof), the Administrative Agent shall elect to apply to such requested Borrowing the terms of Section 1.2(g) with respect to the funding of new LIBOR Revolving Loans, or the terms of Section 1.2(h) with respect to all other Revolving Loans. If the Bank declines in its sole discretion to make a Non-Ratable Loan pursuant to
Section 1.2(h), the terms of Section 1.2(g) shall apply to the requested Borrowing.

                           Making of Revolving Loans. If Administrative Agent
elects to have the terms of this Section 1.2(g) apply to a requested Borrowing, then promptly after receipt of a Notice of Borrowing or telephonic notice in lieu thereof, the Administrative Agent shall notify the Lenders by telecopy, telephone or e-mail of the requested Borrowing. Each Lender shall transfer its Pro Rata Share of the requested Borrowing available to the Administrative Agent in immediately available funds, to the account from time to time designated by Administrative Agent, not later than 12:00 noon (Atlanta, Georgia time) on the applicable Funding Date. After the Administrative Agent's receipt of all proceeds of such Revolving Loans, the Administrative Agent shall make the proceeds of such Revolving Loans available to the Borrower on the applicable Funding Date by transferring same day funds to the account designated by the Borrower; provided, however, that the amount of Revolving Loans so made on any date shall not exceed the availability on such date.

MAKING OF NON-RATABLE LOANS.
---------------------------

                  (A) If Administrative Agent elects, with the consent of the Bank, to have the terms of this Section 1.2(h) apply to a requested Borrowing, the Bank shall make a Revolving Loan in the amount of that Borrowing available to the Borrower on the applicable Funding Date by transferring same day funds to Borrower's Designated Account. Each Revolving Loan made solely by the Bank pursuant to this Section is herein referred to as a "Non-Ratable Loan", and such Revolving Loans are collectively referred to as the "Non-Ratable Loans." Each Non-Ratable Loan shall be subject to all the terms and conditions applicable to other Revolving Loans except that all payments thereon shall be payable to the Bank solely for its own account. The aggregate amount of Non-Ratable Loans outstanding at any time shall not exceed $5,000,000. The Administrative Agent shall not request the Bank to make any Non-Ratable Loan if (1) the Administrative Agent has received written notice from any Lender that one or more of the applicable conditions precedent set forth in Article 8 will not be satisfied on the requested Funding Date for the applicable Borrowing, or (2) the requested Borrowing would exceed Availability on that Funding Date.

                  (B) The Non-Ratable Loans shall be secured by the Administrative Agent's Liens in and to the Collateral and shall constitute Base Rate Revolving Loans and Obligations hereunder.

AGENT ADVANCES.
--------------

                  (A) Subject to the limitations set forth below, the Administrative Agent is authorized by the Borrower and the Lenders, from time to time in the Administrative Agent's sole discretion, (A) after the occurrence of a Default or an Event of Default, or (B) at any time that any of the other conditions precedent set forth in




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

Article 8 have not been satisfied, to make Base Rate Revolving Loans to the Borrower on behalf of the Lenders in an aggregate amount outstanding at any time not to exceed 10% of the Borrowing Base (but not in excess of the Maximum Revolver Amount) for no longer than 15 consecutive days which the Administrative Agent, in its reasonable business judgment, deems necessary or desirable (1) to preserve or protect the Collateral, or any portion thereof,
(2) to enhance the likelihood of, or maximize the amount of, repayment of the Loans and other Obligations, or (3) to pay any other amount chargeable to the Borrower pursuant to the terms of this Agreement, including costs, fees and expenses as described in Section 13.7 (any of such advances are herein referred to as "Agent Advances"); provided, that the Majority Lenders may at any time revoke the Administrative Agent's authorization to make Agent Advances. Any such revocation must be in writing and shall become effective prospectively upon the Administrative Agent's receipt thereof.

                  (b) The Agent Advances shall be secured by the Administrative Agent's Liens in and to the Collateral and shall constitute Base Rate Revolving Loans and Obligations hereunder.

         ACH Services. The Administrative Agent shall provide ACH Transactions on behalf of the Borrower pursuant to the Bank's customary Treasury Management Agreements as may be applicable.

Letters of Credit.

                           Agreement to Issue or Cause To Issue. Subject to the
terms and conditions of this Agreement, the Administrative Agent agrees (i) to cause the Letter of Credit Issuer to issue for the account of the Borrower one or more commercial/documentary and standby letters of credit ("Letter of Credit") and/or (ii) to provide credit support or other enhancement to a letter of Credit Issuer acceptable to Administrative Agent, which issues a Letter of Credit for the account of the Borrower (any such credit support or enhancement being herein referred to as a "Credit Support") from time to time during the term of this Agreement.

                           Amounts; Outside Expiration Date. The Administrative
Agent shall not have any obligation to issue or cause to be issued any Letter of Credit or to provide Credit Support for any Letter of Credit at any time if:
(i) the maximum face amount of the requested Letter of Credit is greater than the Unused Letter of Credit Subfacility at such time; (ii) the maximum undrawn amount of the requested Letter of Credit and all commissions, fees, and charges due from the Borrower in connection with the opening thereof would exceed Availability at such time; or (iii) such Letter of Credit has an expiration date less than 30 days prior to the Stated Termination Date or more than 12 months from the date of issuance for standby letters of credit and 180 days for documentary letters of credit. With respect to any Letter of Credit which contains any "evergreen" or automatic renewal provision, each Lender shall be deemed to have consented to any such extension or renewal unless any such lender shall have provided to The Administrative agent, written notice that it declines to consent to any such extension or renewal at least thirty (30) days prior to the date on which the Letter of Credit Issuer is entitled to decline to extend or renew the Letter of Credit. If all of the requirements of this
Section 1.4 are met and no Default or Event of Default has occurred and is continuing, no Lender shall decline to consent to any such extension or renewal.

                           Other Conditions. In addition to conditions
precedent contained in Article 8, the obligation of the Administrative Agent to issue or to cause to be issued any Letter of Credit or to provide credit support for any letter of credit is subject to the following conditions precedent having been satisfied in a manner reasonably satisfactory to the Administrative Agent:

The Borrower shall have delivered to the Letter of Credit Issuer, at such times and in such manner as such Letter of Credit Issuer may prescribe, an application in form and substance satisfactory to such Letter of Credit Issuer and reasonably satisfactory to the Administrative Agent for the issuance of the Letter of Credit and such other documents as may be required pursuant to the terms thereof, and the form, terms and purpose of the proposed Letter of Credit shall be reasonably satisfactory to the Administrative Agent and the Letter of Credit Issuer; and

As of the date of issuance, no order of any court, arbitrator or Governmental Authority shall purport by its terms to enjoin or restrain money center banks generally from issuing letters of credit of the type and in the amount of the proposed Letter of Credit, and no law, rule or regulation applicable to money center banks generally and no request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over money center banks generally shall prohibit, or request that the proposed Letter of Credit Issuer refrain from, the issuance of letters of credit generally or the issuance of such Letters of Credit.

ISSUANCE OF LETTERS OF CREDIT.
------------------------------

Request for Issuance. Borrower must notify the Administrative Agent of a requested Letter of Credit at least three (3) Business Days prior to the proposed issuance date. Such notice shall be irrevocable and must specify the original face amount of the Letter of Credit requested, the Business Day of issuance of such requested Letter of Credit, whether such Letter of Credit may be drawn in a single or in partial draws, the Business Day on which the requested Letter of Credit is to expire, the purpose for which such Letter of Credit is to be issued, and the beneficiary of the requested Letter of Credit. The Borrower shall attach to such notice the proposed form of the Letter of Credit.

Responsibilities of the Administrative Agent; Issuance. As of the Business Day immediately preceding the requested issuance date of the Letter of Credit, the Administrative Agent shall determine the amount of the applicable Unused Letter of Credit Subfacility and Availability. If (i) the face amount of the requested Letter of Credit is less than the Unused Letter of Credit Subfacility and (ii) the amount of such requested Letter of Credit and all commissions, fees, and charges due from the Borrower in connection with the opening thereof would not exceed Availability, the Administrative Agent shall cause the Letter of Credit Issuer to issue the requested Letter of Credit on the requested issuance date so long as the other conditions hereof are met.

No Extensions or Amendment. The Administrative Agent shall not be obligated to cause the Letter of Credit Issuer to extend or amend any Letter of Credit issued pursuant hereto unless the requirements of this Section 1.4 are met as though a new Letter of Credit were being requested and issued.

                           Payments Pursuant to Letters of Credit. The Borrower
agrees to reimburse immediately the Letter of Credit issuer for any draw under any Letter of Credit and the Administrative Agent for the account of the Lenders upon any payment pursuant to any Credit Support, and to pay the Letter of Credit Issuer the amount of all other charges and fees payable to the letter of Credit Issuer in connection with any Letter of Credit immediately when due, irrespective of any claim, setoff, defense or other right which the Borrower may have at any time against the Letter of Credit Issuer or any other Person. Each drawing under any Letter of Credit shall constitute a request by the Borrower to the Administrative Agent for a Borrowing of a Base Rate Revolving Loan (or a LIBOR Revolving Loan to the extent the Borrower has complied with the procedures of Section 1.2(b) prior to the due date of any applicable reimbursement obligations) in the amount of such drawing. The Funding Date with respect to such borrowing shall be the date of such drawing.

Indemnification; Exoneration; Power of Attorney.
------------------------------------------------

Indemnification. In addition to amounts payable as elsewhere provided in this
Section 1.4, the Borrower agrees to protect, indemnify, pay and save the Lenders and the Administrative Agent harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) which any Lender or the Administrative Agent (other than a Lender in its capacity as Letter of Credit Issuer) may incur or be subject to as a consequence, direct or indirect, of the issuance of any Letter of Credit or the provision of any Credit Support or enhancement in connection therewith. The Borrower's obligations under this Section shall survive payment of all other Obligations.

Assumption of Risk by the Borrower. As among the Borrower, the Lenders, and the Administrative Agent, the Borrower assumes all risks of the acts and omissions of, or misuse of any of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Lenders and the Administrative Agent shall not be responsible for: (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any Person in connection with the application for and issuance of and presentation of drafts with respect to any of the Letters of Credit, even if it should prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (C) the failure of the beneficiary of any Letter of Credit to comply duly with conditions required in order to draw upon such Letter of Credit; (D) errors, omissions, interruptions, or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit or of the proceeds thereof; (G) the misapplication by the beneficiary of any Letter of Credit of the proceeds of any drawing under such Letter of Credit; (H) any consequences arising from causes beyond the control of the Lenders or the Administrative Agent, including any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Governmental Authority or (I) the Letter of Credit Issuer's honor of a draw for which the draw or any certificate fails to comply in any respect with the terms of the Letter of Credit.

None of the foregoing shall affect, impair or prevent the vesting of any rights or powers of the Administrative Agent or any Lender under this Section 1.4(f).

Exoneration. Without limiting the foregoing, no action or omission whatsoever by Administrative Agent or any Lender (excluding any Lender in its capacity as a Letter of Credit Issuer) shall result in any liability of Administrative Agent or and Lender to the Borrower, or relieve the Borrower of any of its obligations hereunder to any such Person.

Rights Against Letter of Credit Issuer. Nothing contained in this Agreement is intended to limit the Borrower's rights, if any, with respect to the Letter of Credit Issuer which arise as a result of the letter of credit application and related documents executed by and between the Borrower and the Letter of Credit Issuer.

Account Party. The Borrower hereby authorizes and directs any Letter of Credit Issuer to name the Borrower as the "Account Party" therein and to deliver to the Administrative Agent all instruments, documents and other writings and property received by the Letter of Credit Issuer pursuant to the Letter of Credit, and to accept and rely upon the Administrative Agent's instructions and agreements with respect to all matters arising in connection with the Letter of Credit or the application therefor.

                           Supporting Letter of Credit; Cash Collateral. If,
notwithstanding the provisions of Section 1.4(b) and Section 10.1, any Letter of Credit or Credit Support is outstanding upon the termination of this Agreement, then upon such termination the Borrower shall deposit with the Administrative Agent, for the ratable benefit of the Administrative Agent and the Lenders, with respect to each letter of Credit or Credit Support then outstanding, (i) Cash or Cash Equivalents as collateral, in form and substance satisfactory to the Administrative Agent, for at least 110% of all reimbursement obligations that may arise under any such Letter of Credit of Credit Support, or (ii) a standby letter of credit (a "Supporting Letter of Credit") in form and substance satisfactory to the Administrative Agent, issued by an issuer satisfactory to the Administrative Agent in an amount equal to the greatest amount for which such Letter of Credit or such Credit Support may be drawn plus any fees and expenses associated with such Letter of Credit or such Credit Support, under which Supporting Letter of Credit the Administrative Agent is entitled to draw amounts necessary to reimburse the administrative Agent and the lenders for payments to be made by the Administrative Agent and the Lenders under such Letter of Credit or Credit Support and any fees and expenses associated with such letter of Credit or Credit Support. Such Supporting Letter of Credit shall be held by the Administrative Agent, for the ratable benefit of the Administrative Agent and the Lenders, as security for, and to provide for the payment of, the aggregate undrawn amount of such letters of Credit or such Credit Support remaining outstanding.

                  Bank Products. The Borrower may request and the Administrative Agent may, in its sole and absolute discretion, arrange for the Borrower to obtain from the Bank or the Bank's Affiliates Bank Products although the Borrower is not required to do so. If Bank Products are provided by an Affiliate of the Bank, the Borrower agrees to indemnify and hold the Administrative Agent, the Bank and the Lenders harmless from any and all costs and obligations now or hereafter incurred by the Administrative Agent, the Bank or any of the Lenders which arise from any indemnity given by the Administrative Agent to its Affiliates related to such Bank Products; provided, however, nothing contained herein is intended to limit the Borrower's rights, with respect to the Bank or its Affiliates, if any, which arise as a result of the execution of documents by and between the Borrower and the Bank which relate to Bank Products. The agreement contained in this Section shall survive termination of this Agreement. The Borrower acknowledges and agrees that the obtaining of Bank Products from the Bank or the Bank's Affiliates (a) is in the sole and absolute discretion of the Bank or the Bank's Affiliates, and (b) is subject to all rules and regulations of the Bank or the Bank's Affiliates.

INTEREST AND FEES

Interest.

                           Interest Rates. All outstanding Obligations shall
bear interest on the unpaid principal amount thereof (including, to the extent permitted by law, on interest thereon not paid when due) from the date made until paid in full in cash at a rate determined by reference to the Base Rate or the LIBOR Rate plus the Applicable Margins as set forth below, but not to exceed the Maximum Rate. If at any time Loans are outstanding with respect to which the Borrower has not delivered to the Administrative Agent a notice specifying the basis for determining the interest rate applicable thereto in accordance herewith, those loans shall bear interest at a rate determined by reference to the Base Rate until notice to the contrary has been given to the Administrative Agent in accordance with this Agreement and such notice has become effective. Except as otherwise provided herein, the outstanding Obligations shall bear interest as follows:

                           FOR ALL BASE RATE REVOLVING LOANS AND OTHER
                  OBLIGATIONS AT A FLUCTUATING PER ANNUM RATE EQUAL TO THE BASE RATE PLUS THE APPLICABLE MARGIN;

                           FOR ALL LIBOR REVOLVING LOANS AT A PER ANNUM RATE
                  EQUAL TO THE LIBOR RATE PLUS THE APPLICABLE MARGIN.

Each change in the Base Rate shall be reflected in the interest rate applicable to Base Rate Loans as of the effective date of such change. All interest charges shall be computed on the actual days elapsed over a year of 360 days. The Borrower shall pay to the Administrative Agent, for the ratable benefit of Lenders, interest accrued on all Base Rate Loans in arrears on the first day of each month hereafter and on the Termination Date. The Borrower shall pay to the Administrative Agent, for the ratable benefit of Lenders, interest on all LIBOR Rate Loans in arrears on each LIBOR Interest Payment Date.

                           Default Rate. If any Default or Event of Default
occurs and is continuing and the Administrative Agent or the Required Lenders in their discretion so elect, then, while any such Default or Event of Default is continuing, all of the Obligations shall bear interest at the Default Rate applicable thereto.

Continuation and Conversion Elections.

The Borrower may:

                           ELECT, AS OF ANY BUSINESS DAY, IN THE CASE OF BASE
                  RATE LOANS TO CONVERT ANY BASE RATE LOANS (OR ANY PART THEREOF IN AN AMOUNT NOT LESS THAN $2,000,000, OR THAT IS IN AN INTEGRAL MULTIPLE OF $1,000,000 IN EXCESS THEREOF) INTO LIBOR RATE LOANS; OR

                           ELECT, AS OF THE LAST DAY OF THE APPLICABLE INTEREST
                  PERIOD, TO CONTINUE ANY LIBOR RATE LOANS HAVING INTEREST PERIODS EXPIRING ON SUCH DAY (OR ANY PART THEREOF IN AN AMOUNT NOT LESS THAN $2,000,000, OR THAT IS IN AN INTEGRAL MULTIPLE OF $1,000,000 IN EXCESS THEREOF);

provided, that if at any time the aggregate amount of LIBOR Rate Loans in respect of any Borrowing is reduced, by payment, prepayment, or conversion of part thereof to be less than $1,000,000, such LIBOR Rate Loans shall automatically convert into Base Rate Loans; provided further that if the notice shall fail to specify the duration of the Interest Period, such Interest Period shall be one month.

                           The Borrower shall deliver a notice of
continuation/conversion ("Notice of Continuation/Conversion") to the Administrative Agent not later than 12:00 noon (Atlanta, Georgia time) at least three (3) Business Days in advance of the Continuation/Conversion Date, if the loans are to be converted into or continued as LIBOR Rate Loans and specifying:

THE PROPOSED CONTINUATION/CONVERSION DATE;

THE AGGREGATE AMOUNT OF LOANS TO BE CONVERTED OR RENEWED;

THE TYPE OF LOANS RESULTING FROM THE PROPOSED CONVERSION OR CONTINUATION; AND THE DURATION OF THE REQUESTED INTEREST PERIOD, PROVIDED, HOWEVER, THE BORROWER MAY NOT SELECT AN INTEREST PERIOD THAT ENDS AFTER THE STATED TERMINATION DATE.

                           If UPON THE EXPIRATION OF ANY Interest Period
applicable to LIBOR Rate Loans, the Borrower has failed to select timely a new Interest Period to be applicable to LIBOR Rate Loans or if any Default or Event of Default then exists, the Borrower shall be deemed to have elected to convert such LIBOR Rate Loans into Base Rate Loans effective as of the expiration date of such Interest Period.

                           The Administrative Agent will promptly notify each
Lender of its receipt of a Notice of Continuation/Conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Loans with respect to which the notice was given held by each Lender.

                           There may not be more than six (6) different LIBOR
Rate Loans in effect hereunder at any time.

Maximum Interest Rate. In no event shall any interest rate provided for hereunder exceed the maximum rate legally chargeable by any Lender under applicable law for such Lender with respect to loans of the type provided for hereunder (the "Maximum Rate"). If, in any month, any interest rate, absent such limitation, would have exceeded the Maximum Rate, then the interest rate for that month shall be the Maximum Rate, and, if in future months, that interest rate would otherwise be less than the Maximum Rate, then that interest rate shall remain at the Maximum Rate until such time as the amount of interest paid hereunder equals the amount of interest which would have been paid if the same had not been limited by the Maximum Rate. In the event that, upon payment in full of the Obligations, the total amount of interest paid or accrued under the terms of this Agreement is less than the total amount of interest which would, but for this Section 2.3, have been paid or accrued if the interest rate otherwise set forth in this Agreement had at all times been in effect, then the Borrower shall, to the extent permitted by applicable law, pay the Administrative Agent, for the account of the Lenders, an amount equal to the excess of (a) the lesser of (i) the amount of interest which would have been charged if the Maximum Rate had, at all times, been in effect or (ii) the amount of interest which would have accrued had the interest rate otherwise set forth in this Agreement, at all times, been in effect over (b) the amount of interest actually paid or accrued under this Agreement. If a court of competent jurisdiction determines that the Administrative Agent and/or any Lender has received interest and other charges hereunder in excess of the Maximum Rate, such excess shall be deemed received on account of, and shall automatically be applied to reduce, the Obligations other than interest, in the inverse order of maturity, and if there are no Obligations outstanding, the Administrative Agent and/or such Lender shall refund to the Borrower such excess.

Closing and Syndication Fee. The Borrower agrees to pay the Administrative Agent on the Closing Date the closing and syndication fee (the "Closing Fee") described in the Fee Letter.

Unused Line Fee. On the first day of each month and on the Termination Date the Borrower agrees to pay to the Administrative Agent, for the account of the Lenders, in accordance with their respective Pro Rata Shares, an unused line fee (the "Unused Line Fee") equal to the Applicable Margin per annum in effect from time to time for LIBOR Revolving Loans, times the amount by which the Maximum Revolver Amount exceeded the sum of the average daily outstanding amount of Revolving Loans and the average daily undrawn face amount of outstanding Letters of Credit, during the immediately preceding month or shorter period if calculated for the first month hereafter or on the Termination Date. The Unused Line Fee shall be computed on the basis of a 360-day year for the actual number of days elapsed. All principal payments received by the Administrative Agent shall be deemed to be credited to the Borrower's Loan Account immediately upon receipt for purposes of calculating the Unused Line Fee pursuant to this Section 2.5.

Letter of Credit Fee. The Borrower agrees to pay to the Administrative Agent, for the account of the Lenders, in accordance with their respective Pro Rata Shares, for each Letter of Credit, a fee (the "Letter of Credit Fee") equal to the Applicable Margin per annum in effect from time to time for LIBOR Revolving Loans and to Administrative Agent for the benefit of the Letter of Credit Issuer a fronting fee of one-half of one percent (0.5%) per annum of the undrawn face amount of each Letter of Credit, and to the Letter of Credit Issuer, all out-of-pocket costs, fees and expenses incurred by the Letter of Credit Issuer in connection with the application for, processing of, issuance of, or amendment to any Letter of Credit. The Letter of Credit Fee shall be payable monthly in arrears on the first day of each month following any month in which a Letter of Credit is outstanding and on the Termination Date. The Letter of Credit Fee shall be computed on the basis of a 360-day year for the actual number of days elapsed.

Collateral Administration Fee. The Borrower shall pay to Administrative Agent a collateral administration fee described in the Fee Letter.


PAYMENTS AND PREPAYMENTS

         Revolving Loans. The Borrower shall repay the outstanding principal balance of the Revolving Loans, plus all accrued but unpaid interest thereon, on the Termination Date. The Borrower may prepay Revolving Loans at any time, and reborrow subject to the terms of this Agreement. In addition, and without limiting the generality of the foregoing, upon demand the Borrower shall pay to the Administrative Agent, for account of the Lenders, the amount, without duplication, by which the Aggregate Revolver Outstandings exceeds the lesser of the Borrowing Base or the Maximum Revolver Amount.

         Termination of Facility. The Borrower may terminate this Agreement upon at least ten (10) Business Days' notice to the Administrative Agent and the Lenders, upon (a) the payment in full of all outstanding Revolving Loans, together with accrued interest thereon, and the cancellation and return of all outstanding Letters of Credit, (b) the payment of the early termination fee set forth below, (c) the payment in full in cash of all reimbursable expenses and other Obligations, and (d) with respect to any LIBOR Rate Loans prepaid, payment of the amounts due under Section 4.4, if any. If this Agreement is terminated at any time prior to the Stated Termination Date, whether pursuant to this Section or pursuant to Section 9.2, the Borrower shall pay to the Administrative Agent the early termination fee determined in accordance with Fee Letter.

         Waiver of Early Termination Fees. Notwithstanding the provisions of
Section 3.2 above, the Borrower shall have no obligation to pay an early termination fee (a) if this Agreement is terminated in connection with the refinancing of the Obligations by an Affiliate of the Administrative Agent or
(b) if the Borrower voluntarily reduces the amount of the Commitments to the extent permitted under Section 1.2(a)(iv) of this Agreement.

         [Reserved]

         LIBOR Rate Loan Prepayments. In connection with any prepayment, if any LIBOR Rate Loans are prepaid prior to the expiration date of the Interest Period applicable thereto, the Borrower shall pay to the Lenders the amounts described in Section 4.4.

         Payments by the Borrower.

         ALL PAYMENTS TO BE MADE BY THE BORROWER SHALL BE MADE WITHOUT SET-OFF, RECOUPMENT OR COUNTERCLAIM. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, ALL PAYMENTS BY THE BORROWER SHALL BE MADE TO THE ADMINISTRATIVE AGENT FOR THE ACCOUNT OF THE LENDERS, AT THE ACCOUNT DESIGNATED BY THE ADMINISTRATIVE AGENT AND SHALL BE MADE IN DOLLARS AND IN IMMEDIATELY AVAILABLE FUNDS, NO LATER THAN 2:00 P.M. (ATLANTA, GEORGIA TIME) ON THE DATE SPECIFIED HEREIN. ANY PAYMENT RECEIVED BY THE ADMINISTRATIVE AGENT AFTER SUCH TIME SHALL BE DEEMED (FOR PURPOSES OF CALCULATING INTEREST ONLY) TO HAVE BEEN RECEIVED ON THE FOLLOWING BUSINESS DAY AND ANY APPLICABLE INTEREST SHALL CONTINUE TO ACCRUE.

         SUBJECT TO THE PROVISIONS SET FORTH IN THE DEFINITION OF "INTEREST PERIOD", WHENEVER ANY PAYMENT IS DUE ON A DAY OTHER THAN A BUSINESS DAY, SUCH PAYMENT SHALL BE DUE ON THE FOLLOWING BUSINESS DAY, AND SUCH EXTENSION OF TIME SHALL IN SUCH CASE BE INCLUDED IN THE COMPUTATION OF INTEREST OR FEES, AS THE CASE MAY BE.

         Payments as Revolving Loans. At the election of Administrative Agent, all payments of principal, interest, reimbursement obligations in connection with Letters of Credit and Credit Support for Letters of Credit, fees, premiums, reimbursable expenses and other sums payable hereunder, unless sooner paid by the Borrower, may be paid from the proceeds of Revolving Loans made hereunder. The Borrower hereby irrevocably authorizes the Administrative Agent to charge the Loan Account for the purpose of paying all amounts from time to time due hereunder and agrees that all such amounts charged shall constitute Revolving Loans (including Non-Ratable Loans and Agent Advances).

         Apportionment, Application and Reversal of Payments. Principal and interest payments shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Loans to which such payments relate held by each Lender) and payments of the fees shall, as applicable, be apportioned ratably among the Lenders, except for fees payable solely to Administrative Agent and the Letter of Credit Issuer and except as provided in Section 11.1(b). All payments shall be remitted to the Administrative Agent and all such payments not relating to principal or interest of specific Loans, or not constituting payment of specific fees, and all proceeds of Accounts or other Collateral received by the Administrative Agent, shall be applied, ratably, subject to the provisions of this Agreement, first, to pay any fees, indemnities or expense reimbursements including any amounts relating to Bank Products then due to the Administrative Agent from the Borrower; second, to pay any fees or expense reimbursements then due to the Lenders from the Borrower; third, to pay interest due in respect of all Revolving Loans, including Non-Ratable Loans and Agent Advances; fourth, to pay or prepay principal of the Non-Ratable Loans and Agent Advances; fifth, to pay or prepay principal of the Revolving Loans (other than Non-Ratable Loans and Agent Advances) and unpaid reimbursement obligations in respect of Letters of Credit; sixth, to pay an amount to Administrative Agent equal to all outstanding Letter of Credit Obligations to be held as cash collateral for such Obligations; and seventh, to the payment of any other Obligation. Notwithstanding anything to the contrary contained in this Agreement, unless so directed by the Borrower, or unless an Event of Default has occurred and is continuing, neither the Administrative Agent nor any Lender shall apply any payments which it receives to any LIBOR Rate Loan, except (a) on the expiration date of the Interest Period applicable to any such LIBOR Rate Loan, or

(b) in the event, and only to the extent, that there are no outstanding Base Rate Loans and, in any event, the Borrower shall pay LIBOR breakage losses in accordance with Section 4.4. The Administrative Agent and the Lenders shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Obligations.

         Indemnity for Returned Payments. If after receipt of any payment which is applied to the payment of all or any part of the Obligations, the Administrative Agent, any Lender, the Bank or any Affiliate of the Bank is for any reason compelled to surrender such payment or proceeds to any Person because such payment or application of proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason, then the Obligations or part thereof intended to be satisfied shall be revived and continued and this Agreement shall continue in full force as if such payment or proceeds had not been received by the Administrative Agent or such Lender and the Borrower shall be liable to pay to the Administrative Agent and the Lenders, and hereby does indemnify the Administrative Agent and the Lenders and hold the Administrative Agent and the Lenders harmless for the amount of such payment or proceeds surrendered. The provisions of this Section 3.9 shall be and remain effective notwithstanding any contrary action which may have been taken by the Administrative Agent or any Lender in reliance upon such payment or application of proceeds, and any such contrary action so taken shall be without prejudice to the Administrative Agent's and the Lenders' rights under this Agreement and shall be deemed to have been conditioned upon such payment or application of proceeds having become final and irrevocable. The provisions of this Section 3.9 shall survive the termination of this Agreement.

         Administrative Agent's and Lenders' Books and Records; Monthly Statements. The Administrative Agent shall record the principal amount of the Loans owing to each Lender, the undrawn face amount of all outstanding Letters of Credit and the aggregate amount of unpaid reimbursement obligations outstanding with respect to the Letters of Credit from time to time on its books. In addition, each Lender may note the date and amount of each payment or prepayment of principal of such Lender's Loans in its books and records. Failure by Administrative Agent or any Lender to make such notation shall not affect the obligations of the Borrower with respect to the Loans or the Letters of Credit. The Borrower agrees that the Administrative Agent's and each Lender's books and records showing the Obligations and the transactions pursuant to this Agreement and the other Loan Documents shall be admissible in any action or proceeding arising therefrom, and shall constitute rebuttably presumptive proof thereof, irrespective of whether any Obligation is also evidenced by a promissory note or other instrument. The Administrative Agent will provide to the Borrower a monthly statement of Loans, payments, and other transactions pursuant to this Agreement. Such statement shall be deemed correct, accurate, and binding on the

Borrower and an account stated (except for reversals and reapplications of payments made as provided in Section 3.8 and corrections of errors discovered by the Administrative Agent), unless the Borrower notifies the Administrative Agent in writing to the contrary within forty-five (45) days after such statement is rendered. In the event a timely written notice of objections is given by the Borrower, only the items to which exception is expressly made will be considered to be disputed by the Borrower.

TAXES, YIELD PROTECTION AND ILLEGALITY

Taxes.

                  Any and all payments by any credit party to each Lender or the Administrative Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for any taxes. In addition, the borrower shall pay all Other Taxes.

                  Each Credit Party agrees to indemnify and hold harmless each Lender and the Administrative Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this section) paid by any Lender or the Administrative Agent and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date such Lender or the Administrative Agent makes written demand therefor.

                  If a Credit Party shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Lender or the Administrative Agent, then:

                           THE SUM PAYABLE SHALL BE INCREASED AS NECESSARY SO
                  THAT AFTER MAKING ALL REQUIRED DEDUCTIONS AND WITHHOLDINGS (INCLUDING DEDUCTIONS AND WITHHOLDINGS APPLICABLE TO ADDITIONAL SUMS PAYABLE UNDER THIS SECTION) SUCH LENDER OR THE ADMINISTRATIVE AGENT, AS THE CASE MAY BE, RECEIVES AN AMOUNT EQUAL TO THE SUM IT WOULD HAVE RECEIVED HAD NO SUCH DEDUCTIONS OR WITHHOLDINGS BEEN MADE;

                           SUCH CREDIT PARTY SHALL MAKE SUCH DEDUCTIONS AND
                  WITHHOLDINGS;

                           SUCH CREDIT PARTY SHALL PAY THE FULL AMOUNT DEDUCTED
                  OR WITHHELD TO THE RELEVANT TAXING AUTHORITY OR OTHER AUTHORITY IN ACCORDANCE WITH APPLICABLE LAW; AND

                           SUCH CREDIT PARTY SHALL ALSO PAY TO EACH LENDER OR
                  THE ADMINISTRATIVE AGENT FOR THE ACCOUNT OF SUCH LENDER, AT THE TIME INTEREST IS PAID, ALL ADDITIONAL AMOUNTS WHICH THE RESPECTIVE LENDER SPECIFIES AS NECESSARY TO PRESERVE THE AFTER-TAX YIELD SUCH LENDER WOULD HAVE RECEIVED IF SUCH TAXES OR OTHER TAXES HAD NOT BEEN IMPOSED.

                  At the Administrative Agent's request, within 30 days after the date of any payment by a Credit Party of Taxes or Other Taxes, the Borrower shall furnish the Administrative Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Administrative Agent.

                  If a Credit Party is required to pay additional amounts to any Lender or the Administrative Agent pursuant to subsection (c) of this Section, then such Lender shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its lending office so as to eliminate any such additional payment by such Credit Party which may thereafter accrue, if such change in the judgment of such Lender is not otherwise disadvantageous to such Lender.

Illegality.

                  If any Lender determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make LIBOR Rate Loans, then, on notice thereof by that Lender to the Borrower through the Administrative Agent, any obligation of that Lender to make LIBOR Rate Loans shall be suspended until that Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist.

                  If a Lender determines that it is unlawful to maintain any LIBOR Rate Loan, the Borrower shall, upon its receipt of notice of such fact and demand from such

Lender (with a copy to the Administrative Agent), prepay in full such LIBOR Rate Loans of that Lender then outstanding, together with interest accrued thereon and amounts required under Section 4.4, either on the last day of the Interest Period thereof, if that Lender may lawfully continue to maintain such LIBOR Rate Loans to such day, or immediately, if that Lender may not lawfully continue to maintain such LIBOR Rate Loans. If the Borrower is required to so prepay any LIBOR Rate Loans, then concurrently with such prepayment, the Borrower shall borrow from the affected lender, in the amount of such repayment, a Base Rate Loan.

Increased Costs and Reduction of Return.

                  If any Lender determines that due to either (i) the introduction of or any change in the interpretation of any law or regulation or
(ii) the compliance by that Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any LIBOR Rate Loans, then the Borrower shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Administrative Agent), pay to the Administrative Agent for the account of such Lender, additional amounts as are sufficient to compensate such Lender for such increased costs.

                  If any Lender shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by such Lender or any corporation or other entity controlling such Lender with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation or other entity controlling such Lender and (taking into consideration such Lender's or such corporation's or other entity's policies with respect to capital adequacy and such Lender's desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitments, loans, credits or obligations under this Agreement, then, upon demand of such Lender to the Borrower through the Administrative Agent, the Borrower shall pay to such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender for such increase.

                  Notwithstanding anything to the contrary contained herein, the Borrower shall not be required to make any payments to any Lender or the Administrative Agent pursuant to this Section relating to increased costs or a reduction in rate of return incurred more than six (6) months prior to such Person's request for additional payment except for retroactive application of such law, rule or regulation, in which case the Borrower is required to make such payments so long as such Person makes a request therefor within six (6) months of the public announcement of such retroactive application.

                  If a Credit Party is required to pay additional amounts to any Lender or the Administrative Agent pursuant to this Section, then such Lender shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its lending office so as to eliminate any such additional payment by such Credit Party which may thereafter accrue, if such change in the judgment of such Lender is not otherwise disadvantageous to such Lender.

         Funding Losses. The Borrower shall reimburse each Lender and hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of:

The failure of the Borrower to make on a timely basis any payment of principal of any LIBOR Rate Loan;

the failure of the Borrower to borrow, continue or convert a loan after the Borrower has given (or is deemed to have given) a Notice of Borrowing or a Notice of Continuation/Conversion; or

the prepayment or other payment (including after acceleration thereof) of any LIBOR Rate Loans on a day that is not the last day of the Relevant interest Period (unless Agent shall have failed to comply with the Borrower's instructions pursuant to Section 3.8);

including any such loss of anticipated profit and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its LIBOR Rate Loans or from fees payable to terminate the deposits from which such funds were obtained. Borrower shall also pay any customary administrative fees charged by any Lender in connection with the foregoing.

         Inability to Determine Rates. If the Administrative Agent reasonably determines that for any reason adequate and reasonable means do not exist for determining the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan, or that the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan does not adequately and fairly reflect the cost to the Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, the obligation of the Lenders to make or maintain LIBOR Rate Loans hereunder shall be suspended until the Administrative Agent revokes such notice in writing. Upon receipt of such notice, the Borrower may revoke any Notice of Borrowing or Notice of Continuation/Conversion then submitted by it. If the Borrower does not revoke such Notice, the Lenders shall make, convert or continue the Loans, as proposed by the Borrower, in the amount specified in the applicable notice submitted by the Borrower, but such Loans shall be made, converted or continued as Base Rate Loans instead of LIBOR Rate Loans.

         Certificates of Administrative Agent. If any Lender claims reimbursement or compensation under this Article 4, Administrative Agent shall determine the amount thereof and shall deliver to the Borrower (with a copy to the affected Lender) a certificate setting forth in reasonable detail the amount payable to the affected Lender, and such certificate shall be conclusive and binding on the Borrower in the absence of manifest error.

         Replacement of Lender. In the event any Lender delivers to the Borrower any notice in accordance with Section 4.2 or 4.3, then the Borrower shall have the right, if no Default or Event of Default then exists, to replace such Lender (the "Replaced Lender") with one or more additional banks or financial institutions (collectively, the "Replacement Lender"), provided, that
(a) the Replacement Lender is reasonably acceptable to the Administrative Agent, (b) at the time of any replacement pursuant to this Section 4.7, the Replacement Lender shall enter into one or more Assignment and Acceptance agreements pursuant to, and in accordance with the terms of, Section 11.2 (and with all processing and recordation fees payable pursuant to said Section 11.2 to be paid by the Replacement Lender or, at its option, the Borrower) pursuant to which the Replacement Lender shall acquire all of the rights and obligations of the Replaced Lender hereunder and, in connection therewith, shall pay to the Replaced Lender in respect thereof an amount equal to the sum of (i) the principal of, and all accrued interest on, all outstanding Loans of the Replaced Lender, and (ii) all accrued, but theretofore unpaid, fees owing to the Replaced Lender pursuant to Section 2.5, (c) all other obligations of the Borrower owing to the Replaced Lender (including all other obligations, if any, owing pursuant to Sections 4.2 and 4.3) shall be paid in full to such Replaced Lender concurrently with such replacement and (d) the Administrative Agent and the Lenders shall not be obligated to assist the Borrower in identifying any Replacement Lender.

         Survival. The agreements and obligations of the Borrower in this
Article 4 shall survive the payment of all other Obligations.


BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES

         Books and Records. The Borrower shall maintain, at all times, correct and complete books, records and accounts in which complete, correct and timely entries are made of its transactions in accordance with GAAP applied consistently with the audited Financial Statements required to be delivered pursuant to Section 5.2(a). The Borrower shall, by means of appropriate entries, reflect in such accounts and in all Financial Statements proper liabilities and reserves for all taxes and proper provision for depreciation and amortization of property and bad debts, all in accordance with GAAP. The Borrower shall maintain at all times books and records pertaining to the Collateral in such detail, form and scope as the Administrative Agent or any Lender shall reasonably require, including, but not limited to, records of (a) all payments received and all credits and extensions granted with respect to the Accounts; (b) the return, rejection, repossession, stoppage in transit, loss, damage, or destruction of any Inventory; and (c) all other dealings affecting the Collateral.

         Financial Information. The Borrower shall promptly furnish to each Lender, all such financial information as the Administrative Agent shall reasonably request. Without limiting the foregoing, the Borrower will furnish to the Administrative Agent, in sufficient copies for distribution by the Administrative Agent to each Lender, in such detail as the Administrative Agent or the Lenders shall request, the following:

                  As soon as available, but in any event not later than one hundred twenty (120) days after the close of each Fiscal Year, consolidated audited and consolidating unaudited balance sheets, and income statements, cash flow statements and changes in stockholders' equity for the Borrower and its Subsidiaries for such Fiscal Year, and the accompanying notes thereto, setting forth in each case in comparative form figures for the previous Fiscal Year, all in reasonable detail, fairly presenting the financial position and the results of operations of the Borrower and its consolidated Subsidiaries as at the date thereof and for the Fiscal Year then ended, and prepared in accordance with GAAP. Such audited statements shall be examined in accordance with generally accepted auditing standards by and, in the case of such statements performed on a consolidated basis, accompanied by a report thereon unqualified in any respect of independent certified public accountants selected by the Borrower and reasonably satisfactory to the Administrative Agent. The Borrower, simultaneously with retaining such independent public accountants to conduct such annual audit, shall send a letter to such accountants, with a copy to the Administrative Agent and the Lenders, notifying such accountants that one of the primary purposes for retaining such accountants' services and having audited financial statements prepared by them is for use by the Administrative Agent and the Lenders. At the request of the Administrative Agent, the Borrower will cooperate in arranging meetings or telephone conferences from time to time with the Borrower's certified public accountants and, by this provision, authorizes those accountants to disclose to the Administrative Agent any and all financial statements and other supporting financial documents and schedules relating to the borrower and to discuss directly with the Administrative Agent the finances and affairs of the Borrower.

                  As soon as available, but in any event not later than forty-five (45) days after the end of each month, consolidated and consolidating unaudited balance sheets of the Borrower and its consolidated Subsidiaries as at the end of such month, and consolidated and consolidating unaudited income statements and cash flow statements for the

Borrower and its consolidated Subsidiaries for such month and for the period from the beginning of the fiscal year to the end of such month, all in reasonable detail, fairly presenting the financial position and results of operations of the Borrower and its consolidated Subsidiaries as at the date thereof and for such periods, and, in each case, in comparable form, figures for the corresponding period in the prior Fiscal Year and in the Borrower's budget, and prepared in accordance with GAAP applied consistently with the audited Financial Statements required to be delivered pursuant to Section 5.2(a). The Borrower shall certify by a certificate signed by its chief financial officer that all such statements have been prepared in accordance with GAAP and present fairly the Borrower's financial position as at the dates thereof and its results of operations for the periods then ended, subject to normal year-end adjustments.

                  With each of the audited financial statements delivered pursuant to Section 5.2(a), a certificate of the independent certified public accountants that examined such statement to the effect that they have reviewed and are familiar with this Agreement and that, in examining such Financial Statements, they did not become aware of any fact or condition which then constituted a Default or Event of Default with respect to a financial covenant, except for those, if any, described in reasonable detail in such certificate.

                  With each of the annual audited Financial Statements delivered pursuant to Section 5.2(a), and within forty-five (45) days after the end of each month, a certificate of the chief financial officer of the Borrower in substantially the form of Exhibit H attached hereto setting forth in reasonable detail the calculations required to establish that the Borrower was in compliance with the covenants set forth in Sections 7.22 through 7.25 during the period covered in such Financial Statements and as at the end thereof. Within forty-five (45) days after the end of each month, a certificate of the chief financial officer of the Borrower stating that, except as explained in reasonable detail in such certificate, (a) all of the representations and warranties of the Borrower contained in this Agreement and the other Loan Documents are correct and complete in all material respects as at the date of such certificate as if made at such time, except for those that speak as of a particular date, (B) the Borrower is, at the date of such certificate, in compliance in all material respects with all of its respective covenants and agreements in this Agreement and the other Loan Documents, and (C) no Default or Event of Default then exists or existed during the period covered by the Financial Statements for such month. If such certificate discloses that a representation or warranty is not correct or complete, or that a covenant has not been complied with, or that a Default or Event of Default existed or exists, such certificate shall set forth what action the Borrower has taken or proposes to take with respect thereto.

                  No sooner than ninety (90) days prior to and not later than the beginning of each Fiscal Year, annual forecasts (to include forecasted consolidated and consolidating balance sheets, income statements and cash flow statements) for the Borrower and its Subsidiaries as at the end of and for each month of such Fiscal Year.

                  Promptly after filing with the PBGC and the IRS, a copy of each annual report or other filing filed with respect to each plan of the Borrower.

                  Promptly upon the filing thereof, copies of all reports, if any, to or other documents filed by the Borrower or any of its Subsidiaries with the Securities and Exchange Commission under the Exchange Act, and all reports, notices, or statements sent or received by the Borrower or any of its Subsidiaries to or from the holders of any equity interests of the Borrower (other than routine non-material correspondence sent by shareholders of the Borrower to the Borrower) or any such Subsidiary or of any Debt of the Borrower or any of its Subsidiaries registered under the Securities Act of 1933 or to or from the trustee under any indenture under which the same is issued.

                  As soon as available, but in any event not later than 15 days after the Borrower's receipt thereof, a copy of all management reports and management letters prepared for the Borrower by any independent certified public accountants of the Borrower.

                  Promptly after their preparation, copies of any and all proxy statements, financial statements, and reports which the borrower makes available to its shareholders.

                  If requested by the Administrative Agent, promptly after filing with the IRS, a copy of each tax return filed by the Borrower or by any of its Subsidiaries.

                  As soon as available, but in no event later than ten (10) days after the last Business Day of any week, a Borrowing Base Certificate supporting information in accordance with Section 4 of the Security Agreement as of such week.

                  Such additional information as the Administrative Agent and/or any Lender may from time to time reasonably request regarding the financial and business affairs of the Borrower or any Subsidiary.

         Notices to the Lenders. The Borrower shall notify the Administrative Agent and the Lenders in writing of the following matters at the following times:

Immediately after becoming aware of any Default or Event of Default;

Immediately after becoming aware of the assertion by the holder of any capital stock of the Borrower or of any Subsidiary or the holder of any Debt of the Borrower or any Subsidiary in a face amount in excess of $500,000 that a default exists with respect thereto or that the Borrower or such Subsidiary is not in compliance with the terms thereof, or the threat or commencement by such holder of any enforcement action because of such asserted default or non-compliance;

Immediately after becoming aware of any event or circumstance which could have a Material Adverse Effect;

Immediately after becoming aware of any pending or threatened action, suit, or proceeding, by any Person, or any pending or threatened investigation by a Governmental Authority, which could reasonably be expected to have a Material Adverse Effect;

Immediately after becoming aware of any pending or threatened strike, work stoppage, unfair labor practice claim, or other labor dispute affecting the Borrower or any of its Subsidiaries in a manner which could reasonably be expected to have a Material Adverse Effect;

Immediately after becoming aware of any violation of any law, statute, regulation, or ordinance of a Governmental Authority affecting the Borrower or any Subsidiary which could reasonably be expected to have a Material Adverse Effect;

Immediately after receipt of any notice of any violation by the Borrower or any of its Subsidiaries of any Environmental Claim (except in respect of the Ybor Property) and which could reasonably be expected to have a Material Adverse Effect or that any Governmental Authority has asserted in writing that the Borrower or any Subsidiary is not in compliance with any Environmental Law or is investigating the Borrower's or such Subsidiary's compliance therewith;

Immediately after receipt of any written notice that the Borrower or any of its Subsidiaries is or may be liable to any Person as a result of the Release or threatened Release of any Contaminant or that the Borrower or any Subsidiary is subject to investigation by any Governmental Authority evaluating whether any remedial action is needed to respond to the Release or Threatened Release of Any contaminant which, in either case, is reasonably likely to give rise to liability in excess of $250,000;

Immediately after receipt of any written notice of the imposition of any Environmental Lien against any property of the Borrower or any of its Subsidiaries(except in respect of the Ybor Property);

Any change in the Borrower's name, state of organization, locations of collateral, or form of organization, trade names under which the Borrower create accounts, or to which instruments in payment of accounts may be made payable, in each case at least thirty (30) days prior thereto;

Within ten (10) business days after the Borrower or any ERISA Affiliate knows or has reason to know, that an ERISA Event or a prohibited transaction (as defined in Sections 406 of ERISA and 4975 of the Code) has occurred, and, when known, any action taken or threatened by the IRS, the DOL or the PBGC with respect thereto;

Upon request, or, in the event that such filing reflects a significant change with respect to the matters covered thereby, within three (3) Business Days after the filing thereof with the PBGC, the DOL or the IRS, as applicable, copies of the following: (i) each annual report (form 5500 series), including Schedule B thereto, filed with the PBGC, the DOL or the IRS with respect to each Plan, (ii) a copy of each funding waiver request filed with the PBGC, the DOL or the IRS with respect to any Plan and all communications received by The borrower or any ERISA Affiliate from the PBGC, the DOL or the IRS with respect to such request, and (iii) a copy of each other filing or notice filed with the PBGC, the DOL or the IRS, with respect to each Plan by either the Borrower or any ERISA Affiliate;

Upon request, copies of each actuarial report for any Plan or Multi-employer Plan and annual report for any Multi-employer Plan; and within three (3) Business Days after receipt thereof by the Borrower or any ERISA Affiliate, copies of the following: (i) any notices of the PBGC's intention to terminate a Plan or to have a trustee appointed to administer such Plan; (ii) any favorable or unfavorable determination letter from the IRS regarding the qualification of a Plan under Section 401(a) of the code; or (iii) any notice from a Multi-employer Plan regarding the imposition of withdrawal liability;

Within three (3) Business Days after the occurrence thereof: (i) any changes in the benefits of any existing Plan which increase the Borrower's annual costs with respect thereto by an amount in excess of $250,000, or the establishment of any new Plan or the commencement of contributions to any Plan to which the Borrower or any ERISA Affiliate was not previously contributing; or (ii) any failure by the Borrower or any ERISA Affiliate to make a required installment or any other required payment under Section 412 of the Code on or before the due date for such installment or payment; or

Within three (3) Business Days after the Borrower or any ERISA affiliate knows or has reason to know that any of the following events has or will occur: (i) a Multi-employer

Plan has been or will be terminated; (ii) the administrator or plan sponsor of a Multi-employer Plan intends to terminate a Multi-employer Plan; or (iii) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multi-employer Plan.

Each notice given under this Section shall describe the subject matter thereof in reasonable detail, and shall set forth the action that the Borrower, its Subsidiary, or any ERISA Affiliate, as applicable, has taken or proposes to take with respect thereto.

GENERAL WARRANTIES AND REPRESENTATIONS

Each of the Credit Parties warrants and represents to the Administrative Agent and the Lenders that except as hereafter disclosed to and accepted by the Administrative Agent and the Required Lenders in writing:

         Authorization, Validity, and Enforceability of this Agreement and the Loan Documents. Each of the Credit Parties has the power and authority to execute, deliver and perform this Agreement and the other Loan Documents to which it is a party, to incur the Obligations, and to grant to the Administrative Agent Liens upon and security interests in the Collateral. Each of the Credit Parties has taken all necessary action (including obtaining approval of its stockholders if necessary) to authorize its execution, delivery, and performance of this Agreement and the other Loan Documents to which it is a party. This Agreement and the other Loan Documents to which it is a party have been duly executed and delivered by the Credit Parties, and constitute the legal, valid and binding obligations of each, enforceable against it in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). Each of the Credit Parties' execution, delivery, and performance of this Agreement and the other Loan Documents to which it is a party do not and will not conflict with, or constitute a violation or breach of, or result in the imposition of any Lien upon the property of such Credit Party or any of the Consolidated Parties, by reason of the terms of (a) any material contract, mortgage, lease, agreement, indenture, or instrument to which a Credit Party is a party or which is binding upon it, (b) any material Requirement of Law applicable to a Credit Party or any of the Consolidated Parties, or (c) the certificate or articles of incorporation or by-laws or the limited liability company or limited partnership agreement of a Credit Party or any of the Consolidated Parties.

         Validity and Priority of Security Interest. The Liens granted to the Administrative Agent in the Collateral under the Loan Documents constitute first priority Liens, having priority over all other Liens on the Collateral, except for those Liens identified in clauses (c), (d) and (e) of the definition of Permitted Liens. The Credit Parties have paid or discharged all lawful claims which, if unpaid, might become a Lien on any Property of the Credit Parties that is not a Permitted Lien.

         Organization and Qualification. Each Credit Party (a) is duly organized or incorporated and validly existing in good standing under the laws of the state of its organization or incorporation, (b) is qualified to do business and is in good standing in the jurisdictions set forth on Schedule 6.3 (or, with respect to

States other than Florida and Texas, will be qualified within thirty (30) days after the Closing Date) which are the only jurisdictions in which qualification is necessary in order for it to own or lease its property and conduct its business and (c) has all requisite power and authority to conduct its business and to own its property, except to the extent that the failure to so qualify or be in good standing could not reasonably be expected to have a Material Adverse Effect.

         Corporate Name; Prior Transactions. Except as set forth in Schedule 6.4, no Credit Party has, during the past five (5) years, been known by or used any other corporate or fictitious name, or been a party to any merger or consolidation, or acquired all or substantially all of the assets of any Person, or acquired any of its property outside of the ordinary course of business.

         Subsidiaries and Affiliates. Schedule 6.5 is a correct and complete list of the name and relationship to the Credit Parties of each and all of the Consolidated Parties and other Affiliates. Each Consolidated Party is (a) duly incorporated or organized and validly existing in good standing under the laws of its state of incorporation or organization set forth on Schedule 6.5, and
(b) qualified to do business and in good standing in each jurisdiction in which the failure to so qualify or be in good standing could reasonably be expected to have a material adverse effect on any such Consolidated Party's business, operations, prospects, property, or condition (financial or otherwise) and (c) has all requisite power and authority to conduct its business and own its property.

Financial Statements and Projections.

                  The Borrower has delivered to the Administrative Agent and the Lenders the audited balance sheet and related statements of income, retained earnings, cash flows, and changes in stockholders equity for the Borrower and the Consolidated Parties as of December 31, 1999, and for the Fiscal Year then ended, accompanied by the report thereon of the Borrower's independent certified public accountants, Pricewaterhousecoopers, LLC. The borrower has also delivered to the Administrative Agent and the Lenders the unaudited balance sheet and related statements of income and cash flows for the Borrower and the Consolidated Parties as of September 30, 2000, prepared by Deloitte & Touche, LLC. All such financial statements have been prepared in accordance with GAAP and present accurately and fairly in all material respects the financial position of the Borrower and the Consolidated Parties as at the dates thereof and their results of operations for the periods then ended.

                  The Latest Projections when submitted to the Lenders as required herein represent the Borrower's best estimate of the future financial performance of the Borrower and the Consolidated Parties for the periods set forth therein. The Latest Projections have been prepared on the basis of the assumptions set forth therein, which the Borrower believes are fair and reasonable in light of current and reasonably foreseeable business conditions at the time submitted to the Lenders.

                  The pro forma balance sheet of the Borrower as at September 30, 2000, attached hereto as Exhibit C, presents fairly and accurately the Borrower's financial condition as at such date after giving effect to the Securities Repurchase Loans as contemplated by the Borrower as of the Closing Date, and has been prepared in accordance with GAAP.

         Capitalization. The Borrower's authorized capital stock consists of 250,000,000 shares of common stock, par value $.01 per share, of which 42,155,869 shares are validly issued and outstanding, fully paid and non-assessable.

         6.8 Solvency. Each of the Credit Parties is Solvent prior to and after giving effect to the Borrowings to be made on the Closing Date and the issuance of the Letters of Credit to be issued on the Closing Date, and shall remain Solvent during the term of this Agreement.

         6.9 Debt. After giving effect to the making of the Revolving Loans to be made on the Closing Date, the Borrower and the Consolidated Parties have no Debt, except (a) the Obligations, and (b) Debt described on Schedule
6.9 and Debt permitted under Section 7.13.

         6.10     [Reserved]

         6.11     [Reserved]

         6.12     [Reserved]

         6.13 Trade Names. All trade names or styles under which the Credit Parties will sell Inventory or create Accounts, or to which instruments in payment of Accounts may be made payable, are listed on Schedule 6.13.

         6.14 Litigation. Except as set forth on Schedule 6.14, there is no pending, or to the best of the Credit Parties' knowledge threatened, action, suit, proceeding, or counterclaim by any Person, or to the best of the Credit Parties' knowledge, investigation by any Governmental Authority, or any basis for any of the foregoing, which could reasonably be expected to have a Material Adverse Effect.

         6.15 Labor Disputes. Except as set forth on Schedule 6.15, as of the Closing Date (a) there is no collective bargaining agreement or other labor contract covering employees of the Credit Parties or any of the Consolidated Parties, (b) no such collective bargaining agreement or other labor contract is scheduled to expire during the term of this Agreement, (c) no union or other labor organization is seeking to organize, or to be recognized as, a collective bargaining unit of employees of the Credit Parties or any of the Consolidated Parties or for any similar purpose, and (d) there is no pending or (to the best of the Credit Parties' knowledge) threatened, strike, work stoppage, material unfair labor practice claim, or other material labor dispute against or affecting the Credit Parties or any of the Consolidated Parties or their employees.

         6.16 Environmental Laws. Except in respect of the Ybor Property, the Consolidated Parties have complied in all material respects with all Environmental Laws and none of the Consolidated Parties nor any of their presently owned real property or presently conducted operations, nor their previously owned real property or prior operations, is subject to any enforcement order from or liability agreement with any Governmental Authority or private Person respecting (i) compliance with any Environmental Law or (ii) any potential liabilities and costs or remedial action arising from the Release or threatened Release of a Contaminant.

                  The Consolidated Parties have obtained all permits necessary for their current operations under Environmental Laws, and all such permits are in good standing and the Borrower and its Subsidiaries are in compliance with all material terms and conditions of such permits.

                  None of the Consolidated Parties, nor, to the best of the Credit Parties' knowledge, any of its predecessors in interest, has in violation of applicable law stored, treated or disposed of any hazardous waste.

                  None of the Consolidated Parties has received any summons, complaint, order or similar written notice indicating that it is not currently in compliance with, or that any Governmental Authority is investigating its compliance with, any Environmental Laws or that it is or may be liable to any other person as a result of a Release or threatened Release of a Contaminant.

                  To the best of the Credit Parties' knowledge, none of the present or past operations of the Consolidated Parties is the subject of any investigation by any Governmental Authority evaluating whether any remedial action is needed to respond to a Release or threatened Release of a Contaminant.

         6.17 No Violation of Law. None of the Consolidated Parties is in violation of any law, statute, regulation, ordinance, judgment, order, or decree applicable to it which violation could reasonably be expected to have a Material Adverse Effect.

         6.18 No Default. After giving effect to the initial Revolving Loan under this Agreement, none of the Consolidated Parties is in default with respect to any note, indenture, loan agreement, mortgage, lease, deed, or other agreement to which the Consolidated Parties is a party or by which it is bound, which default could reasonably be expected to have a Material Adverse Effect.

         6.19     ERISA Compliance. Except as specifically disclosed in
Schedule 6.19:

                  (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS and to the best knowledge of the Credit Parties, nothing has occurred which would cause the loss of such qualification. The Borrower and each ERISA Affiliate has made all required contributions to any Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

                  There are no pending or, to the best knowledge of the Credit Parties, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.

                  (i) No ERISA event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability;
(iii) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multi-employer Plan; and (v) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

         6.20 Taxes. The Consolidated Parties have filed all federal and other tax returns and reports required to be filed, and have paid all federal and other taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable unless such unpaid taxes and assessments would constitute a Permitted Lien.

         6.21 Regulated Entities. None of the Consolidated Parties, any Person controlling the Borrower, or any Subsidiary, is an "Investment Company" within the meaning of the Investment Company Act of 1940. The Borrower is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code or law, or any other federal or state statute or regulation limiting its ability to incur indebtedness.

         6.22 Use of Proceeds; Margin Regulations. The proceeds of the Loans are to be used solely for Permitted Uses. None of the Consolidated Parties is engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock..

         6.23 Copyrights, Patents, Trademarks and Licenses, etc. Each of the Credit Parties owns or is licensed or otherwise has the right to use all of the patents, trademarks, service marks, trade names, copyrights, contractual franchises, licenses, rights of way, authorizations and other rights that are reasonably necessary for the operation of its businesses, without conflict with the rights of any other Person. To the best knowledge of the Credit Parties, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Consolidated Parties infringes upon any rights held by any other Person. No claim or litigation regarding any of the foregoing is pending or threatened, and no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or, to the knowledge of the Credit Parties, proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect.

         6.24 No Material Adverse Change. No Material Adverse Effect has occurred since the latest date of the Financial Statements delivered to the Lenders.

         6.25 Full Disclosure. None of the representations or warranties made by the Credit Parties in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of the Credit Parties in connection with the Loan Documents (including the offering and disclosure materials delivered by or on behalf of the Credit Parties to the Lenders prior to the Closing Date), contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.

         6.26     [Reserved]

         6.27 Bank Accounts. Schedule 6.27 contains as of the Closing Date a complete and accurate list of all bank accounts maintained by the Credit Parties with any bank or other financial institution.

         6.28 Governmental Authorization. Except for filings to perfect the Liens created by the Security Agreement, no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Credit Parties of this Agreement or any other Loan Document.

AFFIRMATIVE AND NEGATIVE COVENANTS

Each of the Credit Parties covenants to the Administrative Agent and each Lender that so long as any of the Obligations remain outstanding or this Agreement is in effect:

         Taxes and Other Obligations. Each Credit Parties shall, and shall cause each of the Consolidated Parties to, (a) file when due all tax returns and other reports which it is required to file; (b) pay, or provide for the payment, when due, of all taxes, fees, assessments and other governmental charges against it or upon its property, income and franchises, make all required withholding and other tax deposits, and establish adequate reserves for the payment of all such items, and provide to the Administrative Agent and the Lenders, upon request, satisfactory evidence of its timely compliance with the foregoing; and (c) pay when due all Debt owed by it and all claims of materialmen, mechanics, carriers, warehousemen, landlords, processors and other like Persons, and all other indebtedness owed by it and perform and discharge in a timely manner all other obligations undertaken by it; provided, however, that so long as the Borrower has notified the Administrative Agent in writing, none of the Consolidated Parties need pay any tax, fee, assessment, or governmental charge (i) it is contesting in good faith by appropriate proceedings diligently pursued, (ii) as to which such Consolidated Parties has established proper reserves as required under GAAP, and (iii) the nonpayment of which does not result in the imposition of a Lien (other than a Permitted
Lien).

         Legal Existence and Good Standing. Each Credit Party shall maintain its legal existence and its qualification and good standing in all jurisdictions in which the failure to maintain such existence and qualification or good standing could reasonably be expected to have a Material Adverse Effect.

         Compliance with Law and Agreements; Maintenance of Licenses. Each Credit Party shall comply in all material respects with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act and all Environmental Laws). Each Credit Party shall obtain and maintain all licenses, permits, franchises, and governmental authorizations necessary to own its property and to conduct its business as conducted on the Closing Date. No Credit Party shall modify, amend or alter its certificate or articles of incorporation, or its limited liability company operating agreement or limited partnership agreement, as applicable, other than in a manner which does not adversely affect the rights of the Lenders or the Administrative Agent.

Maintenance of Property; Inspection of Property.

                  Each Credit Party shall maintain all of its property necessary and useful in the conduct of its business, in good operating condition and repair, ordinary wear and tear excepted.

                  Upon reasonable notice and during normal business hours, each Credit Party will, and will cause each of its Subsidiaries to, permit representatives appointed by the Administrative Agent, including, without limitation, independent accountants, agents, attorneys, and appraisers to visit and inspect its property, including its books and records, its accounts receivable and inventory, its facilities and its other business assets, and to make photocopies or photographs thereof and to write down and record any information such representative obtains and shall permit the Administrative Agent or its representatives to investigate and verify the accuracy of information provided to the lenders and to discuss all such matters with the officers, employees and representatives of such Person. The Credit Parties agree that the Administrative Agent, and its representatives, may conduct four
(4) field examinations of the Collateral each Fiscal Year of the Borrower during the term of the Credit Agreement, at the expense of the Credit Parties; provided, however, when an Event of Default exists, the Administrative Agent or any Lender may do any of the foregoing at the expense of the Borrower at any time during normal business hours and without advance notice.

Insurance.

                  Each Credit Party shall maintain with financially sound and reputable insurers having a rating of at least A+ or better by Best Rating Guide, insurance against loss or damage by fire with extended coverage; theft, burglary, pilferage and loss in transit; public liability and third party property damage; larceny, embezzlement or other criminal liability; business interruption; public liability and third party property damage; and such other hazards or of such other types as is customary for Persons engaged in the same or similar business, as the Administrative Agent, in its discretion, or acting at the direction of the Required Lenders, shall specify, in amounts, and under policies reasonably acceptable to the Administrative Agent and the required Lenders.

                  Each Credit Party shall cause the Administrative Agent, for the ratable benefit of the Administrative Agent and the Lenders, to be named as secured party or mortgagee and sole loss payee or additional insured, in a manner acceptable to the Administrative Agent. Each policy of insurance shall contain a clause or endorsement requiring the insurer to give not less than thirty (30) days' prior written notice to the Administrative Agent in the event of cancellation of the policy for any reason whatsoever and a clause or endorsement stating that the interest of the Administrative Agent shall not be impaired or invalidated by any act or neglect of a Credit Party or the owner of any Real Estate for purposes more hazardous than are permitted by such policy. All premiums for such insurance shall be paid by the Credit Parties when due, and certificates of insurance and, if requested by the Administrative Agent or any Lender, photocopies of the policies, shall be delivered to the Administrative Agent, in each case in sufficient quantity for distribution by the Administrative Agent to each of the Lenders. If a Credit Party fails to procure such insurance or to pay the premiums therefor when due, the Administrative Agent may, and at the direction of the required Lenders shall, do so from the proceeds of Revolving Loans.

         Insurance and Condemnation Proceeds. Each Credit Party shall promptly notify the Administrative Agent and the Lenders of any material loss, damage, or destruction to the Collateral, whether or not covered by insurance. The Administrative Agent is hereby authorized to collect all insurance and condemnation proceeds in respect of Collateral directly and to apply or remit them as follows:

                           WITH RESPECT TO INSURANCE AND CONDEMNATION PROCEEDS
                  RELATING TO COLLATERAL OTHER THAN FIXED ASSETS, AFTER DEDUCTING FROM SUCH PROCEEDS THE REASONABLE EXPENSES, IF ANY, INCURRED BY THE ADMINISTRATIVE AGENT IN THE COLLECTION OR HANDLING THEREOF, THE ADMINISTRATIVE AGENT SHALL APPLY SUCH PROCEEDS, RATABLY, TO THE REDUCTION OF THE OBLIGATIONS IN THE ORDER PROVIDED FOR IN SECTION 3.8.

                           WITH RESPECT TO INSURANCE AND CONDEMNATION PROCEEDS
                  RELATING TO COLLATERAL CONSISTING OF FIXED ASSETS, THE ADMINISTRATIVE AGENT SHALL PERMIT OR REQUIRE THE BORROWER TO USE SUCH PROCEEDS, OR ANY PART THEREOF, TO REPLACE, REPAIR, RESTORE OR REBUILD THE RELEVANT FIXED ASSETS IN A DILIGENT AND EXPEDITIOUS MANNER WITH MATERIALS AND WORKMANSHIP OF SUBSTANTIALLY THE SAME QUALITY AS EXISTED BEFORE THE LOSS, DAMAGE OR DESTRUCTION SO LONG AS (1) NO DEFAULT OR EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING, (2) THE AGGREGATE PROCEEDS DO NOT EXCEED $100,000 AND (3) THE BORROWER FIRST
                  (I) PROVIDES THE ADMINISTRATIVE AGENT AND THE REQUIRED LENDERS WITH PLANS AND SPECIFICATIONS FOR ANY SUCH REPAIR OR RESTORATION WHICH SHALL BE REASONABLY SATISFACTORY TO THE ADMINISTRATIVE AGENT AND THE REQUIRED LENDERS AND (II) DEMONSTRATES TO THE REASONABLE SATISFACTION OF THE ADMINISTRATIVE AGENT AND THE REQUIRED LENDERS THAT THE FUNDS AVAILABLE TO IT WILL BE SUFFICIENT TO COMPLETE SUCH PROJECT IN THE MANNER PROVIDED THEREIN.

         7.7 Environmental Laws. Each Credit Party shall conduct its business in compliance with all Environmental Law applicable to it, including those relating to the generation, handling, use, storage, and disposal of any Contaminant. Each Credit Party shall take prompt and appropriate action to respond to any non-compliance with Environmental Laws (except in respect of the Ybor Property) and shall regularly report to the Administrative Agent on such response.

         7.8 Compliance with ERISA. Each Credit Party shall: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; (c) make all required contributions to any Plan subject to Section 412 of the Code;
(d) not engage in a prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan; and (e) not engage in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

         7.9 Mergers, Consolidations or Sales. The Credit Parties will not permit any Consolidated Party:

                  (a) to enter into any transaction of merger or consolidation or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution); provided that, notwithstanding the foregoing provisions of this Section 7.9, (i) the Borrower may merge or consolidate with any of its Subsidiaries provided that (A) the Borrower shall be the continuing or surviving corporation, (B) the Credit Parties shall cause to be executed and delivered such documents, instruments and certificates as the Administrative Agent may request in order to maintain the perfection and priority of the Administrative Agent's liens on the assets of the Credit Parties as required by
Section 7.14 after giving effect to such transaction and (C) after giving effect to such transaction, no Default or Event of Default exists, (ii) any Credit Party other than the Borrower may merge or consolidate with any other Credit Party other than the Borrower provided that (A) the Credit Parties shall cause to be executed and delivered such documents, instruments and certificates as the Administrative Agent may request in order to maintain the perfection and priority of the Administrative Agent's liens on the assets of the Credit Parties as required by Section 6(f) of the Security Agreement after giving effect to such transaction and (B) after giving effect to such transaction, no Default or Event of Default exists, (iii) any Consolidated Party which is not a Credit Party may be merged or consolidated with or into any Credit Party provided that (A) such Credit Party shall be the continuing or surviving corporation, (B) the Credit Parties shall cause to be executed and delivered such documents, instruments and certificates as the Administrative Agent may request in order to maintain the perfection and priority of the Administrative Agent's liens on the assets of the Credit Parties as required by
Section 6(f) of the Security Agreement after giving effect to such transaction and (C) after giving effect to such transaction, no Default or Event of Default exists, (iv) any Consolidated Party which is not a Credit Party may be merged or consolidated with or into any other Consolidated Party which is not a Credit Party provided that, after giving effect to such transaction, no Default or Event of Default exists and (v) any Immaterial Subsidiary of the Borrower may dissolve itself so long as (A) the assets of such Immaterial Subsidiary are transferred to another Credit Party prior to such dissolution and (B) the Borrower provides the Administrative Agent with written notice of such dissolution with five (5) Business Days of the occurrence of such dissolution.

                  (b) to sell, assign, lease, or otherwise dispose of all or any part of its property, except for sales or other dispositions of Equipment that are obsolete or no longer useable by a Credit Party in its business with an orderly liquidation value not to exceed $ 100,000 in any Fiscal Year. Within 120 days following each such Equipment sale or disposition, such Credit Party shall either (i) reinvest the proceeds of that sale or disposition in other Equipment or (ii) apply such proceeds to the Loans. All Equipment purchased with such proceeds shall be free and clear of all Liens, except the Administrative Agent's Liens. Notwithstanding the foregoing, upon prior written notice to Administrative Agent and if no Default or Event of Default shall then exist, the Borrower may sell (1) its kforce Consulting Division and the human resources division of the Borrower, provided that the proceeds of any such sale are remitted to Administrative Agent in an amount such that there is no net reduction in Availability after giving effect to the disposition of such assets, (2) the Aircraft and (3) the Ybor Property.

         7.10 Distributions; Capital Change; Restricted Investments. No Credit Party shall (i) directly or indirectly declare or make, or incur any liability to make, any Distribution, except (A) in connection with an with an Eligible Securities Repurchase, and (B) Distributions to the Borrower by its Subsidiaries, (ii) make any change in its capital structure which could have a Material Adverse Effect or (iii) make any Investments in or to any Person, except for Permitted Investments.

         7.11 Transactions Affecting Collateral or Obligations. No Credit Party shall enter into any transaction which would be reasonably expected to have a Material Adverse Effect.

         7.12 Guaranties. No Credit Party shall make, issue, or become liable on any Guaranty, except Guaranties of the Obligations in favor of the Administrative Agent.

         7.13 Debt. No Credit Party shall incur or maintain any Debt, other than: (a) the Obligations; (b) Debt described on Schedule 6.9; (c) Capital Leases of Equipment and purchase money secured Debt incurred to purchase Equipment provided that (i) Liens securing the same attach only to the Equipment acquired by the incurrence of such Debt, and (ii) the aggregate amount of such Debt (including Capital Leases) outstanding does not exceed $1,000,000 at any time; (d) Debt evidencing a refunding, renewal or extension of the Debt described on Schedule 6.9; provided that (i) the principal amount thereof is not increased, (ii) the Liens, if any, securing such refunded, renewed or extended Debt do not attach to any assets in addition to those assets, if any, securing the Debt to be refunded, renewed or extended, (iii) no Person that is not an obligor or guarantor of such Debt as of the Closing Date shall become an obligor or guarantor thereof, and (iv) the terms of such refunding, renewal or extension are no less favorable to the Borrower, the Administrative Agent or the Lenders than the original Debt; (e) obligations of the Borrower in respect of Hedging Agreements entered into in order to manage existing or anticipated interest rate or exchange rate risks and not for speculative purposes; and (f) Indebtedness owing by one Credit Party to another Credit Party.

         7.14 Prepayment. The Credit Parties will not permit any Consolidated Party to (a) after the issuance thereof, amend or modify (or permit the amendment or modification of) any of the terms of any Indebtedness if such amendment or modification would add or change any terms in a manner adverse to the issuer of such Indebtedness, or shorten the final maturity or average life to maturity or require any payment to be made sooner than originally scheduled or increase the interest rate applicable thereto or change any subordination provision thereof, or (b) make (or give any notice with respect thereto) any voluntary or optional payment or prepayment or redemption or acquisition for value of (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), refund, refinance or exchange of any other Indebtedness.

         7.15 Transactions with Affiliates. Except as set forth below, no Credit Party shall, sell, transfer, distribute, or pay any money or property, including, but not limited to, any fees or expenses of any nature (including, but not limited to, any fees or expenses for management services), to any Affiliate, or lend or advance money or property to any Affiliate, or invest in (by capital contribution or otherwise) or purchase or repurchase any stock or indebtedness, or any property, of any Affiliate, or become liable on any Guaranty of the indebtedness, dividends, or other obligations of any Affiliate. Notwithstanding the foregoing, while no Event of Default has occurred and is continuing, (a) each Credit Party may engage in transactions with Affiliates in the ordinary course of business consistent with past practices, and no less favorable to the other Credit Parties than would be obtained in a comparable arm's-length transaction with a third party who is not an Affiliate and (b) upon notice to Agent, the Credit parties may temporarily transfer and assign to another Credit Party their right, title and interest in the Collateral or other assets.

         7.16 Investment Banking and Finder's Fees. No Credit Party shall pay or agree to pay, or reimburse any other party with respect to, any investment banking or similar or related fee, underwriter's fee, finder's fee, or broker's fee to any Person in connection with this Agreement. The Credit Parties shall defend and indemnify the Administrative Agent and the Lenders against and hold them harmless from all claims of any Person that a Credit Party is obligated to pay for any such fees, and all costs and expenses (including attorneys' fees) incurred by the Administrative Agent and/or any Lender in connection therewith.

         7.17 Business Conducted. The Credit Parties will not permit any Consolidated Party to substantively alter the character or conduct of the business conducted by such Person as of the Closing Date, except for the expansion of any such Consolidated Party's traditional business lines and/or transition of any such Consolidated Party into an internet-based or "e-business service provider".

         7.18 Liens. No Credit Party shall create, incur, assume, or permit to exist any Lien on any property now owned or hereafter acquired by any of them, except Permitted Liens, and Liens, if any, in effect as of the Closing Date described in Schedule 6.9 securing Debt described in Schedule 6.9 and Liens securing Capital Leases and purchase money Debt permitted in Section 7.13.

         7.19 Sale and Leaseback Transactions. No Credit Party shall, directly or indirectly, enter into any arrangement with any Person who is not a Credit Party providing for a Credit Party to lease or rent property that such Credit Party has sold or will sell or otherwise transfer to such Person, except for leases with respect to computer equipment owned by a Credit Party but only to the extent the aggregate rental expense of the Credit Parties with respect to such operating leases does not exceed $3,000,000 in the aggregate during the term of this Agreement.

         7.20 New Subsidiaries. No Credit Party shall, directly or indirectly, organize, create, acquire or permit to exist any Subsidiary other than those listed on Schedule 6.5 unless such Subsidiary shall have complied with the provisions of Section 7.26 of this Agreement.

         7.21     Fiscal Year. No Credit Party shall change its Fiscal Year.

         7.22 Capital Expenditures. No Credit Party shall make or incur any Capital Expenditure if, after giving effect thereto, the aggregate amount of all Capital Expenditures by the Borrower and its Subsidiaries on a consolidated basis would exceed $6,000,000 during any Fiscal Year.

         7.23 EBITDA. For so long as Availability is less than $20,000,000, the Borrower shall achieve EBITDA, on a consolidated basis, as of the last day of each fiscal quarter for the four consecutive fiscal quarters then ending, of not less than the amount set forth below for the period indicated:

Period Ending                                                          EBITDA
-------------                                                          ------

The fiscal quarter ending December 31, 2000                          $ 6,500,000

The two (2) fiscal quarters ending March 31, 2001                    $15,000,000

The three (3) fiscal quarters ending June 30, 2001                   $25,000,000

The four (4) fiscal quarters ending September 30, 2001               $35,000,000
and as of the last day of each fiscal quarter thereafter, at each such date for the four (4) quarters then ending

         7.24 Minimum Availability. The Borrower shall maintain Availability of not less than $10,000,000 at any time during the term of this Agreement.

         7.25 Use of Proceeds. No Credit Party shall use any portion of the Loan proceeds for any purpose other than a Permitted Use. Without limiting the foregoing, no Credit Party shall use any portion of the Loan proceeds, (i) to purchase or carry Margin Stock, (ii) to repay or otherwise refinance indebtedness of the Borrower or others incurred to purchase or carry Margin Stock, (iii) to extend credit for the purpose of purchasing or carrying any Margin Stock, or (iv) to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act.

         7.26 Additional Credit Parties. As soon as practicable and in any event within 30 days after any Person becomes a Subsidiary of any Credit Party, the Borrower shall provide the Administrative Agent with written notice thereof setting forth information in reasonable detail describing all of the assets of such Person and shall (a) if such Person is a Domestic Subsidiary of a Credit Party, cause such Person to execute a Joinder Agreement in substantially the same form as Exhibit G, (b) cause 100% (or, if less, the full amount owned by the applicable Credit Party) if such Person is a Domestic Subsidiary of a Credit Party or 66% (or, if less, the full amount owned by the applicable Credit Party) if such Person is a direct Foreign Subsidiary of a Credit Party of the Capital Stock of such Person to be delivered to the Administrative Agent (together with undated stock powers signed in blank (unless, with respect to a Foreign Subsidiary, such stock powers are deemed unnecessary by the Administrative Agent in its reasonable discretion under the law of the jurisdiction of incorporation of such Person)) and pledged to the Administrative Agent pursuant to an appropriate pledge agreement(s) in form acceptable to the Administrative Agent and cause such Person to deliver such other documentation as the Administrative Agent may reasonably request in connection with the foregoing, including, without limitation, appropriate UCC-1 financing statements, landlord's waivers, certified resolutions and other organizational and authorizing documents of such Person, and favorable opinions of counsel to such

Person all in form, content and scope reasonably satisfactory to the Administrative Agent.

         7.27 Further Assurances. The Credit Parties shall execute and deliver, or cause to be executed and delivered, to the Administrative Agent and/or the Lenders such documents and agreements, and shall take or cause to be taken such actions, as the Administrative Agent or any Lender may, from time to time, request to carry out the terms and conditions of this Agreement and the other Loan Documents.

         7.28 Computer Systems. On or before August 31, 2001, the Credit Parties shall have adapted and implemented a single software platform for their billing, invoicing and collections systems.



CONDITIONS OF LENDING

         Conditions Precedent to Making of Loans on the Closing Date. The obligation of the Lenders to make the initial Revolving Loans on the Closing Date, and the obligation of the Administrative Agent to cause the Letter of Credit Issuer to issue any Letter of Credit on the Closing Date, are subject to the following conditions precedent having been satisfied in a manner satisfactory to the Administrative Agent and each Lender:

                  This Agreement and the other Loan Documents shall have been executed by each party thereto and the Borrower shall have performed and complied with all covenants, agreements and conditions contained herein and the other loan documents which are required to be performed or complied with by the Borrower before or on such Closing Date.

                  Upon making the revolving loans (including such Revolving Loans made to finance the Closing Fee or otherwise as reimbursement for fees, costs and expenses then payable under this Agreement) and with all its obligations current, the Borrower shall have availability of at least $20,000,000.00.

                  All representations and warranties made hereunder and in the other Loan Documents shall be true and correct as if made on such date.

                  No Default or Event of Default shall have occurred and be continuing after giving effect to the loans to be made and the letters of credit to be issued on the Closing Date.

                  The Administrative Agent and the Lenders shall have received such opinions of counsel for the borrower and its Subsidiaries as the Administrative Agent or any Lender shall request, each such opinion to be in a form, scope, and substance reasonably satisfactory to the Administrative Agent, the Lenders, and their respective counsel.

                  The Administrative Agent shall have received:

                           ACKNOWLEDGMENT COPIES OF PROPER FINANCING
                  STATEMENTS, DULY FILED ON OR BEFORE THE CLOSING DATE UNDER THE UCC OF ALL JURISDICTIONS THAT THE ADMINISTRATIVE AGENT MAY DEEM NECESSARY OR DESIRABLE IN ORDER TO PERFECT THE ADMINISTRATIVE AGENT'S LIENS;

                           DULY EXECUTED UCC-3 TERMINATION STATEMENTS AND SUCH
                  OTHER INSTRUMENTS, IN FORM AND SUBSTANCE SATISFACTORY TO THE ADMINISTRATIVE AGENT, AS SHALL BE NECESSARY TO TERMINATE AND SATISFY ALL LIENS ON THE PROPERTY OF THE BORROWER AND ITS SUBSIDIARIES EXCEPT PERMITTED LIENS; AND

                           THE FEE LETTER, DULY EXECUTED BY THE BORROWER.

                  The Borrower shall have paid all fees and expenses of the Administrative Agent and the Attorney Costs incurred in connection with any of the Loan Documents and the transactions contemplated thereby to the extent invoiced.

                  The Administrative Agent shall have received evidence, in form, scope, and substance, reasonably satisfactory to the Administrative Agent, of all insurance coverage as required by this Agreement.

                  The Administrative Agent and the Lenders shall have had an opportunity, if they so choose, to examine the books of account and other records and files of the borrower and to make copies thereof, and to conduct a pre-closing audit which shall include, without limitation, verification of Accounts, and the Borrowing Base, and the results of such examination and audit shall have been satisfactory to the Administrative Agent and the Lenders in all respects.

                  All proceedings taken in connection with the execution of this agreement, all other Loan Documents and all documents and papers relating thereto shall be satisfactory in form, scope, and substance to the Administrative Agent and the Lenders.

                  Without limiting the generality of the items described above, the Borrower and each Person guarantying or securing payment of the Obligations shall have delivered or caused to be delivered to the Administrative Agent (in form and substance reasonably satisfactory to the Administrative Agent), the financial statements, instruments, resolutions, documents, agreements, certificates, opinions and other items set forth on the "Closing Checklist" delivered by the Administrative Agent to the Borrower prior to the Closing Date.

The acceptance by the Borrower of any Loans made or Letters of Credit issued on the Closing Date shall be deemed to be a representation and warranty made by the Borrower to the effect that all of the conditions precedent to the making of such Loans or the issuance of such Letters of Credit have been satisfied, with the same effect as delivery to the Administrative Agent and the Lenders of a certificate signed by a Responsible Officer of the Borrower, dated the Closing Date, to such effect.

Execution and delivery to the Administrative Agent by a Lender of a counterpart of this Agreement shall be deemed confirmation by such Lender that (i) all conditions precedent in this Section 8.1 have been fulfilled to the satisfaction of such Lender, (ii) the decision of such Lender to execute and deliver to the Administrative Agent an executed counterpart of this Agreement was made by such Lender independently and without reliance on the Administrative Agent or any other Lender as to the satisfaction of any condition precedent set forth in this Section 8.1, and (iii) all documents sent to such Lender for approval consent, or satisfaction were acceptable to such Lender.

         Conditions Precedent to Each Loan. The obligation of the Lenders to make each Loan, including the initial Revolving Loans on the Closing Date, and the obligation of the Administrative Agent to cause the Letter of Credit Issuer to issue any Letter of Credit shall be subject to the further conditions precedent that on and as of the date of any such extension of credit:

                  The following statements shall be true, and the acceptance by the Borrower of any extension of credit shall be deemed to be a statement to the effect set forth in clauses (i), (ii) and (iii) with the same effect as the delivery to the Administrative Agent and the Lenders of a certificate signed by a Responsible Officer, dated the date of such extension of credit, stating that:

                           THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS
                  AGREEMENT AND THE OTHER LOAN DOCUMENTS ARE CORRECT IN ALL MATERIAL RESPECTS ON AND AS OF THE DATE OF SUCH EXTENSION OF CREDIT AS THOUGH MADE ON AND AS OF SUCH DATE, OTHER THAN ANY SUCH REPRESENTATION OR WARRANTY WHICH RELATES TO A SPECIFIED PRIOR DATE AND EXCEPT TO THE EXTENT THE ADMINISTRATIVE AGENT AND THE LENDERS HAVE BEEN NOTIFIED IN WRITING BY THE BORROWER THAT ANY REPRESENTATION OR WARRANTY IS NOT CORRECT AND THE REQUIRED LENDERS HAVE EXPLICITLY WAIVED IN WRITING COMPLIANCE WITH SUCH REPRESENTATION OR WARRANTY; AND

                           NO EVENT HAS OCCURRED AND IS CONTINUING, OR WOULD
                  RESULT FROM SUCH EXTENSION OF CREDIT, WHICH CONSTITUTES A DEFAULT OR AN EVENT OF DEFAULT; AND

                           NO EVENT HAS OCCURRED AND IS CONTINUING, OR WOULD
                  RESULT FROM SUCH EXTENSION OF CREDIT, WHICH HAS HAD OR WOULD HAVE A MATERIAL ADVERSE EFFECT.

                  No such Borrowing shall exceed Availability (except to the extent expressly consented to by the Administrative Agent pursuant to Section 1.2(a)(i)), provided, however, that the foregoing conditions precedent are not conditions to each Lender participating in or reimbursing the Bank or the Administrative Agent for such Lenders' Pro Rata Share of any Non-Ratable Loan or Agent Advance made in accordance with the provisions of Sections 1.2(h) and
(i).

DEFAULT; REMEDIES

         Events of Default. It shall constitute an event of default ("Event of Default") if any one or more of the following shall occur for any reason:

any failure by the Borrower (i) to pay the principal on any of the Obligations when due, whether upon demand or otherwise, or (ii) to pay interest or premium on any of the Obligations or any fee or other amount owing hereunder on or within five (5) Business Days after the due date thereof, whether upon demand or otherwise;

any representation or warranty made or deemed made by the Borrower in this Agreement or by the Borrower or any of its Subsidiaries in any of the other Loan Documents, any Financial Statement, or any certificate furnished by the Borrower or any of its Subsidiaries at any time to the Administrative Agent or any Lender shall prove to be untrue in any material respect as of the date on which made, deemed made, or furnished;

(i) any default shall occur in the observance or performance of any of the covenants and agreements contained in Sections 5.2(k), 7.2 (in respect of Florida and Texas only), 7.5, 7.9-7.27 of this Agreement or Section 4(c) of the Security Agreement, (ii) any default shall occur in the observance or performance of any of the covenants and agreements contained in Sections 5.2 (other than 5.2(k) or 5.3 and such default shall continue for three (3) days or more; or (iii) any default shall occur in the observance or performance of any of the other covenants or agreements contained in section
7.2 (as to any applicable state other than Florida and Texas ) and in any other Section of this Agreement or any other Loan Document, any other Loan Documents, or any other agreement entered into at any time to which the Borrower or any Subsidiary and the Administrative Agent or any Lender are party (including in respect of any Bank products) and such default shall continue for thirty (30) days or more after the earlier of a Responsible Officer becoming aware of such default or notice thereof by the Administrative Agent;

any default shall occur with respect to any debt (other than the Obligations) of the Borrower or any of its Subsidiaries in an outstanding principal amount which exceeds $250,000, or under any agreement or instrument under or pursuant to which any such Debt may have been issued, created, assumed, or guaranteed by the Borrower or any of its Subsidiaries, and such default shall continue for more than the period of grace, if any, therein specified, if the effect thereof (with or without the giving of notice or further lapse of time or both) is to accelerate, or to permit the holders of any such Debt to accelerate, the maturity of any such Debt; or any such Debt shall be declared due and payable or be required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof;

the Borrower or any of its Subsidiaries shall (i) file a voluntary petition in bankruptcy or file a voluntary petition or an answer or otherwise commence any action or proceeding seeking reorganization, arrangement or readjustment of its debts or for any other relief under the federal Bankruptcy Code, as amended, or under any other bankruptcy or insolvency act or law, state or federal, now or hereafter existing, or consent to, approve of, or acquiesce in, any such petition, action or proceeding; (ii) apply for or acquiesce in the appointment of a receiver, assignee, liquidator, sequestrator, custodian, monitor, trustee or similar officer for it or for all or any part of its property; (iii) make an assignment for the benefit of creditors; or (iv) be unable generally to pay its debts as they become due;

an involuntary petition shall be filed or an action or proceeding otherwise commenced seeking reorganization, arrangement, consolidation or readjustment of the debts of the Borrower or any of its Subsidiaries or for any other relief under the federal Bankruptcy Code, as amended, or under any other bankruptcy or insolvency act or law, state or federal, now or hereafter existing and such petition or proceeding shall not be dismissed within thirty (30) days after the filing or commencement thereof or an order of relief shall be entered with respect thereto;

a receiver, assignee, liquidator, sequestrator, custodian, monitor, trustee or similar officer for the Borrower or any of its Subsidiaries or for all or any part of its property shall be appointed or a warrant of attachment, execution or similar process shall be issued against any part of the property of the Borrower or any of its Subsidiaries;

the Borrower or any of its Subsidiaries (other than an Immaterial Subsidiary) shall file a certificate of dissolution under applicable state law or shall be liquidated, dissolved or wound-up or shall commence or have commenced against it any action or proceeding for dissolution, winding-up or liquidation, or shall take any corporate action in furtherance thereof;

all or any material part of the property of the Borrower or any of its Subsidiaries shall be nationalized, expropriated or condemned, seized or otherwise appropriated, or custody or control of such property or of the Borrower or such Subsidiary shall be assumed by any Governmental Authority or any court of competent jurisdiction at the instance of any Governmental Authority, except where contested in good faith by proper proceedings diligently pursued where a stay of enforcement is in effect;

an event of default shall occur under any Loan Document and any applicable period of grace shall have expired, or any Loan Document shall be terminated, revoked or declared void or invalid or unenforceable or challenged by the Borrower or any other obligor;

one or more judgments, orders, decrees or arbitration awards is entered against the Borrower involving in the aggregate liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) as to any single or related or unrelated series of transactions, incidents or conditions, of $250,000 or more, and the same shall remain unsatisfied, unvacated and unstayed pending appeal for a period of thirty (30) days after the entry thereof;

any loss, theft, damage or destruction of any item or items of Collateral or other property of the Borrower or any Subsidiary occurs which could reasonably be expected to cause a Material Adverse Effect and is not adequately covered by insurance;

there is filed against the borrower or any of its Subsidiaries any action, suit or proceeding under any federal or state racketeering statute (including the Racketeer Influenced and Corrupt Organization Act of 1970), which action, suit or proceeding (i) is not dismissed within one hundred twenty (120) days, and
(ii) could reasonably be expected to result in the confiscation or forfeiture of any material portion of the collateral;

for any reason other than the failure of the Administrative Agent to take any action available to it to maintain perfection of the Administrative Agent's Liens, pursuant to the Loan Documents, any Loan Document ceases to be in full force and effect or any lien with respect to any material portion of the Collateral intended to be secured thereby ceases to be, or is not, valid, perfected and prior to all other liens (other than Permitted Liens) or is terminated, revoked or declared void;

an ERISA event shall occur with respect to a Pension Plan or Multi-employer Plan which has resulted or could reasonably be expected to result in liability of the Borrower under Title IV of ERISA to the Pension Plan, Multi-employer Plan or the PBGC in an aggregate amount in excess of $25,000.00; (ii) the aggregate amount of unfunded Pension Liability among all Pension Plans at any time exceeds $25,000.00 ; or (iii) the Borrower or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multi-employer Plan in an aggregate amount in excess of $25,000.00; or a change of control occurs.

         Remedies. If a Default or an Event of Default exists, the Administrative Agent may, in its discretion, and shall, at the direction of the Required Lenders, do one or more of the following at any time or times and in any order, without notice to or demand on the Borrower: (i) reduce the Maximum Revolver Amount, or the advance rates against Eligible Accounts used in computing the Borrowing Base, or reduce one or more of the other elements used in computing the Borrowing Base; (ii) restrict the amount of or refuse to make Revolving Loans; and (iii) restrict or refuse to provide Letters of Credit or Credit Support. If an Event of Default exists, the Administrative Agent shall, at the direction of the Required Lenders, do one or more of the following, in addition to the actions described in the preceding sentence, at any time or times and in any order, without notice to or demand on the Borrower: (A) terminate the Commitments and this Agreement; (B) declare any or all Obligations to be immediately due and payable; provided, however, that upon the occurrence of any Event of Default described in Sections 9.1(e), 9.1(f), 9.1(g), or 9.1(h), the Commitments shall automatically and immediately expire and all Obligations shall automatically become immediately due and payable without notice or demand of any kind; (C) require the Borrower to cash collateralize all outstanding Letter of Credit Obligations; and (D) pursue its other rights and remedies under the Loan Documents and applicable law.

                  If an Event of Default has occurred and is continuing: (i) the Administrative Agent shall have for the benefit of the Lenders, in addition to all other rights of the Administrative Agent and the Lenders, the rights and remedies of a secured party under the Loan Documents and the UCC; (ii) the Administrative Agent may, at any time, take possession of the Collateral and keep it on the Borrower's premises, at no cost to the Administrative Agent or any Lender, or remove any part of it to such other place or places as the Administrative Agent may desire, or the Borrower shall, upon the Administrative Agent's demand, at the Borrower's cost, assemble the Collateral and make it available to the Administrative Agent at a place reasonably convenient to the Administrative Agent; and (iii) the Administrative Agent may sell and deliver any Collateral at public or private sales, for cash, upon credit or otherwise, at such prices and upon such terms as the Administrative Agent deems advisable, in its sole discretion, and may, if the Administrative Agent deems it reasonable, postpone or adjourn any sale of the Collateral by an announcement at the time and place of sale or of such postponed or adjourned sale without giving a new notice of sale. Without in any way requiring notice to be given in the following manner, the Borrower agrees that any notice by the Administrative Agent of sale, disposition or other intended action hereunder or in connection herewith, whether required by the UCC or otherwise, shall constitute reasonable notice to the Borrower if such notice is mailed by registered or certified mail, return receipt requested, postage prepaid, or is delivered personally against receipt, at least five (5) Business Days prior to such action to the Borrower's address specified in or pursuant to Section 13.8. If any Collateral is sold on terms other than payment in full at the time of sale, no credit shall be given against the Obligations until the Administrative Agent or the Lenders receive payment, and if the Buyer defaults in payment, the Administrative Agent may resell the Collateral without further notice to the Borrower. In the event the Administrative Agent seeks to take possession of all or any portion of the Collateral by judicial process, the Borrower irrevocably waives: (A) the posting of any bond, surety or security with respect thereto which might otherwise be required; (B) any demand for possession prior to the commencement of any suit or action to recover the Collateral; and (C) any requirement that the Administrative Agent retain possession and not dispose of any Collateral until after trial or final judgment. The Borrower agrees that the Administrative Agent has no obligation to preserve rights to the Collateral or marshal any Collateral for the benefit of any Person. The Administrative Agent is hereby granted a license or other right to use, without charge, the Borrower's labels, patents, copyrights, name, trade secrets, trade names, trademarks, and advertising matter, or any similar property, in completing production of, advertising or selling any Collateral, and the Borrower's rights under all licenses and all franchise agreements shall inure to the Administrative Agent's benefit for such purpose. The proceeds of sale shall be applied first to all expenses of sale, including attorneys' fees, and then to the Obligations. The Administrative Agent will return any excess to the Borrower and the Borrower shall remain liable for any deficiency.

                  If an event of Default occurs, the Borrower hereby waives all rights to notice and hearing prior to the exercise by the Administrative Agent of the Administrative Agent's rights to repossess the Collateral without judicial process or to reply, attach or levy upon the Collateral without notice or hearing.

TERM AND TERMINATION

         Term and Termination. The term of this Agreement shall end on the Stated Termination Date, and this Agreement shall automatically renew itself for one-year periods thereafter ("Renewal Term") unless sooner terminated in accordance with the terms hereof. The Administrative Agent upon direction from the Required Lenders may terminate this Agreement upon at least ninety (90) days prior written notice to the Borrower as of the Stated Termination Date or as of the last day of any Renewal Term and without notice upon the occurrence of an Event of Default. Upon the effective date of termination of this Agreement for any reason whatsoever, all Obligations (including all unpaid principal, accrued and unpaid interest and any early termination or prepayment fees or penalties) shall become immediately due and payable and the Borrower shall immediately arrange for the cancellation and return of Letters of Credit then outstanding. Notwithstanding the termination of this Agreement, until all Obligations are indefeasibly paid and performed in full in cash, the Borrower shall remain bound by the terms of this Agreement and shall not be relieved of any of its Obligations hereunder or under any other Loan Document, and the Administrative Agent and the Lenders shall retain all their rights and remedies hereunder (including the Administrative Agent's Liens in and all rights and remedies with respect to all then existing and after-arising Collateral).

AMENDMENTS; WAIVERS; PARTICIPATIONS; ASSIGNMENTS; SUCCESSORS

Amendments and Waivers.

                  No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the Borrower therefrom, shall be effective unless the same shall be in writing and signed by the required Lenders (or by the Administrative Agent at the written request of the required Lenders) and the Borrower and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by all the Lenders and the Borrower and acknowledged by the Administrative Agent, do any of the following:

                           INCREASE OR EXTEND THE COMMITMENT OF ANY LENDER;

                           POSTPONE OR DELAY ANY DATE FIXED BY THIS AGREEMENT
                  OR ANY OTHER LOAN DOCUMENT FOR ANY PAYMENT OF PRINCIPAL, INTEREST, FEES OR OTHER AMOUNTS DUE TO THE LENDERS (OR ANY OF
                  THEM) HEREUNDER OR UNDER ANY OTHER LOAN DOCUMENT;

                           REDUCE THE PRINCIPAL OF, OR THE RATE OF INTEREST
                  SPECIFIED HEREIN ON ANY LOAN, OR ANY FEES OR OTHER AMOUNTS PAYABLE HEREUNDER OR UNDER ANY OTHER LOAN DOCUMENT;

                           CHANGE THE PERCENTAGE OF THE COMMITMENTS OR OF THE
                  AGGREGATE UNPAID PRINCIPAL AMOUNT OF THE LOANS WHICH IS REQUIRED FOR THE LENDERS OR ANY OF THEM TO TAKE ANY ACTION HEREUNDER;

                           INCREASE ANY OF THE PERCENTAGES SET FORTH IN THE
                  DEFINITION OF THE BORROWING BASE;

                           AMEND THIS SECTION OR ANY PROVISION OF THIS
                  AGREEMENT PROVIDING FOR CONSENT OR OTHER ACTION BY ALL
                  LENDERS;

                           RELEASE ANY GUARANTIES OF THE OBLIGATIONS OR RELEASE
                  COLLATERAL OTHER THAN AS PERMITTED BY SECTION 12.11;

                           CHANGE THE DEFINITIONS OF "MAJORITY LENDERS" OR
                  "REQUIRED LENDERS"; OR

                           INCREASE THE MAXIMUM REVOLVER AMOUNT, AND LETTER OF
                  CREDIT SUBFACILITY;

provided, however, the Administrative Agent may, in its sole discretion and notwithstanding the limitations contained in clauses (v) and (ix) above and any other terms of this Agreement, make Agent Advances in accordance herewith and, provided further, that no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document and provided further, that Schedule 1.2 hereto (Commitments) may be amended from time to time by Administrative Agent alone to reflect assignments of Commitments in accordance herewith.

                  If any fees are paid to the Lenders as consideration for amendments, waivers or consents with respect to this Agreement, at Administrative Agent's election, such fees may be paid only to those Lenders that agree to such amendments, waivers or consents within the time specified for submission thereof.

                  If, in connection with any proposed amendment, waiver or consent (a "Proposed Change"):

                           requiring the consent of all Lenders, the consent of
                  required Lenders is obtained, but the consent of other Lenders is not obtained (any such Lender whose consent is not obtained as

                  DESCRIBED IN THIS CLAUSE (I) AND IN CLAUSE (II) BELOW BEING REFERRED TO AS A "NON-CONSENTING LENDER"), OR

                           REQUIRING THE CONSENT OF REQUIRED LENDERS, THE
                  CONSENT OF MAJORITY LENDERS IS OBTAINED,

then, so long as the Administrative Agent is not a Non-Consenting Lender, at the Borrower's request, the Administrative Agent or an Eligible Assignee shall have the right (but not the obligation) with the Administrative Agent's approval, to purchase from the Non-Consenting Lenders, and the Non-Consenting Lenders agree that they shall sell, all the Non-Consenting Lenders' Commitments for an amount equal to the principal balances thereof and all accrued interest and fees with respect thereto through the date of sale pursuant to Assignment and Acceptance Agreement(s), without premium or discount.

Assignments; Participations.

                           Any Lender may, with the written consent of the
Administrative Agent (which consent shall not be unreasonably withheld), assign and delegate to one or more eligible Assignees (provided that no consent of the Administrative Agent shall be required in connection with any assignment and delegation by a Lender to an Affiliate of such Lender) (each an "Assignee") all, or any ratable part of all, of the Loans, the Commitments and the other rights and Obligations of such Lender hereunder, in a minimum amount of $5,000,000 (provided that, unless an assignor Lender has assigned and delegated all of its Loans and Commitments, no such assignment and/or delegation shall be permitted unless, after giving effect thereto, such assignor Lender retains a Commitment in a minimum amount of $10,000,000; provided, however, that the Borrower and the Administrative Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (i) written notice of such Assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Borrower and the Administrative Agent by such Lender and the Assignee; (ii) such Lender and its Assignee shall have delivered to the Borrower and the Administrative Agent an Assignment and Acceptance in the Form of Exhibit F ("Assignment and Acceptance") together with any note or notes subject to such Assignment and (iii) the assignor Lender or Assignee has paid to the Administrative Agent a processing fee in the amount of $3,500. The Borrower agrees to promptly execute and deliver new promissory notes and replacement promissory notes as reasonably requested by the Administrative Agent to evidence assignments of the Loans and Commitments in accordance herewith.

                           From and after the date that the Administrative
Agent notifies the assignor Lender that it has received an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations, including, but not limited to, the obligation to participate in Letters of Credit and Credit Support have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

                           By executing and delivering an Assignment and
Acceptance, the assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto or the attachment, perfection, or priority of any lien granted by the Borrower to the Administrative Agent or any Lender in the Collateral;
(ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto; (iii) such Assignee confirms that it has received a copy of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such Assignee will, independently and without reliance upon the Administrative Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such Assignee appoints and authorizes the Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers, including the discretionary rights and incidental power, as are reasonably incidental thereto; and (vi) such Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

                           Immediately upon satisfaction of the requirements of
Section 11.2(a), this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Lender pro tanto.

                           Any Lender may at any time sell to one or more
commercial banks, financial institutions, or other Persons not affiliates of the Borrower (a "Participant") participating interests in any Loans, the Commitment of that Lender and the other interests of that Lender (the "Originating Lender") hereunder and under the other Loan Documents; provided, however, that (i) the originating Lender's obligations under this Agreement shall remain unchanged, (ii) the originating Lender shall remain solely responsible for the performance of such obligations, (iii) the Borrower and the Administrative Agent shall continue to deal solely and directly with the originating Lender in connection with the originating Lender's rights and obligations under this Agreement and the other Loan Documents, and (iv) no Lender shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document except the matters set forth in Section 11.1(a) (i), (ii) and (iii), and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation; except that, if amounts outstanding under this Agreement are due and unpaid, or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent and subject to the same limitation as if the amount of its participating interest were owing directly to it as a Lender under this Agreement.

                           Notwithstanding any other provision in this
Agreement, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR ss.203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

THE ADMINISTRATIVE AGENT

         Appointment and Authorization. Each Lender hereby designates and appoints Bank as its Administrative Agent under this Agreement and the other Loan Documents and each Lender hereby irrevocably authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. The Administrative Agent agrees to act as such on the express conditions contained in this Article 12. The provisions of this Article 12 are solely for the benefit of the Administrative Agent and the Lenders and the Borrower shall have no rights as a third party beneficiary of any of the provisions contained herein. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the

Administrative Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term "Administrative Agent" in this Agreement with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. Except as expressly otherwise provided in this Agreement, the Administrative Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions which the Administrative Agent is expressly entitled to take or assert under this Agreement and the other Loan Documents, including (a) the determination of the applicability of ineligibility criteria with respect to the calculation of the Borrowing Base, (b) the making of Agent Advances pursuant to Section 1.2(i), and (c) the exercise of remedies pursuant to
Section 9.2, and any action so taken or not taken shall be deemed consented to by the Lenders.

         Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement or any other Loan Document by or through Administrative Agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any Administrative Agent or attorney-in-fact that it selects as long as such selection was made without gross negligence or willful misconduct.

         Liability of Administrative Agent. None of the Administrative Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by the Borrower or any Subsidiary or Affiliate of the Borrower, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Administrative Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower or any of the Borrower's Subsidiaries or Affiliates.

         Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders (or all Lenders if so required by Section 11.1) and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

         Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, unless the Administrative Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." The Administrative Agent will notify the Lenders of its receipt of any such notice. The Administrative Agent shall take such action with respect to such Default or Event of Default as may be requested by the Required Lenders in accordance with
Section 9; provided, however, that unless and until the Administrative Agent has received any such request, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable.

         Credit Decision. Each Lender acknowledges that none of the Administrative Agent-Related Persons has made any representation or warranty to it, and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Borrower and its Affiliates, shall be deemed to constitute any representation or warranty by any Administrative Agent-Related Person to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon any Administrative Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and its

Affiliates, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower. Each Lender also represents that it will, independently and without reliance upon any Administrative Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Administrative Agent, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrower which may come into the possession of any of the Administrative Agent-Related Persons.

         Indemnification. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Administrative Agent-Related Persons (to the extent not reimbursed by or on behalf of the Borrower and without limiting the obligation of the Borrower to do so), in accordance with their Pro Rata Shares, from and against any and all Indemnified Liabilities as such term is defined in Section 13.11; provided, however, that no Lender shall be liable for the payment to the Administrative Agent-Related Persons of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its Pro Rata Share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrower. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Administrative Agent.

         Administrative Agent in Individual Capacity. The Bank and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Borrower and its Subsidiaries and Affiliates as though the Bank were not the Administrative Agent hereunder and without notice to or consent of the Lenders. The Bank or its Affiliates may receive information regarding the Borrower, its

Affiliates and Account Debtors (including information that may be subject to confidentiality obligations in favor of the Borrower or such Subsidiary) and acknowledge that the Administrative Agent and the Bank shall be under no obligation to provide such information to them. With respect to its Loans, the Bank shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" include the Bank in its individual capacity.

         Successor Administrative Agent. The Administrative Agent may resign as Administrative Agent upon at least 30 days' prior notice to the Lenders and the Borrower, such resignation to be effective upon the acceptance of a successor Administrative Agent to its appointment as Administrative Agent. In the event the Bank sells all of its Commitment and Revolving Loans as part of a sale, transfer or other disposition by the Bank of substantially all of its loan portfolio, the Bank shall resign as Administrative Agent and such purchaser or transferee shall become the successor Administrative Agent hereunder. Subject to the foregoing, if the Administrative Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor Administrative Agent for the Lenders. If no successor Administrative Agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and the Borrower, a successor Administrative Agent from among the Lenders. Upon the acceptance of its appointment as successor Administrative Agent hereunder, such successor Administrative Agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term "Administrative Agent" shall mean such successor Administrative Agent and the retiring Administrative Agent's appointment, powers and duties as Administrative Agent shall be terminated. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article 12 shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

Withholding Tax.

                  If any Lender is a "foreign corporation, partnership or trust" within the meaning of the Code and such Lender claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the Code, such Lender agrees with and in favor of the Administrative Agent, to deliver to the Administrative Agent:

                           IF SUCH LENDER CLAIMS AN EXEMPTION FROM, OR A
                  REDUCTION OF, WITHHOLDING TAX UNDER A UNITED STATES OF AMERICA TAX TREATY, PROPERLY COMPLETED IRS FORMS W-8BEN AND W-8ECI BEFORE THE PAYMENT OF ANY INTEREST IN THE FIRST CALENDAR YEAR AND BEFORE THE PAYMENT OF ANY INTEREST IN EACH THIRD SUCCEEDING CALENDAR YEAR DURING WHICH INTEREST MAY BE PAID UNDER THIS AGREEMENT;

                           IF SUCH LENDER CLAIMS THAT INTEREST PAID UNDER THIS
                  AGREEMENT IS EXEMPT FROM UNITED STATES OF AMERICA WITHHOLDING TAX BECAUSE IT IS EFFECTIVELY CONNECTED WITH A UNITED STATES OF AMERICA

                  TRADE OR BUSINESS OF SUCH LENDER, TWO PROPERLY COMPLETED AND EXECUTED COPIES OF IRS FORM W-8ECI BEFORE THE PAYMENT OF ANY INTEREST IS DUE IN THE FIRST TAXABLE YEAR OF SUCH LENDER AND IN EACH SUCCEEDING TAXABLE YEAR OF SUCH LENDER DURING WHICH INTEREST MAY BE PAID UNDER THIS AGREEMENT, AND IRS FORM W-9; AND

                           SUCH OTHER FORM OR FORMS AS MAY BE REQUIRED UNDER
                  THE CODE OR OTHER LAWS OF THE UNITED STATES OF AMERICA AS A CONDITION TO EXEMPTION FROM, OR REDUCTION OF, UNITED STATES OF AMERICA WITHHOLDING TAX.

Such Lender agrees to promptly notify the Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

                  if any Lender claims exemption from, or reduction of, withholding tax under a United States of America tax treaty by providing IRS Form FW-8BEN and such Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations owing to such Lender, such Lender agrees to notify the Administrative Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of the Borrower to such Lender. To the extent of such percentage amount, the Administrative Agent will treat such Lender's IRS Form W-8BEN as no longer valid.

                  If any Lender claiming exemption from United States of America withholding tax by filing IRS Form W-8ECI with the Administrative Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations owing to such Lender, such Lender agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

                  If any Lender is entitled to a reduction in the applicable withholding tax, the Administrative Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection (a) of this Section are not delivered to the Administrative Agent, then the Administrative Agent may withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

                  If the IRS or any other Governmental Authority of the United States of America or other jurisdiction asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Administrative Agent under this Section, together with all costs and expenses (including Attorney Costs). The obligation of the Lenders under this subsection shall survive the payment of all Obligations and the resignation or replacement of the Administrative Agent.

Collateral Matters.

                  The Lenders hereby irrevocably authorize the Administrative Agent, at its option and in its sole discretion, to release any Administrative Agent's liens upon any Collateral (i) upon the termination of the commitments and payment and satisfaction in full by Borrower of all loans and reimbursement obligations in respect of Letters of Credit and Credit Support, and the termination of all outstanding Letters of Credit (whether or not any of such obligations are due) and all other Obligations; (ii) constituting property being sold or disposed of if the Borrower certifies to the Administrative Agent that the sale or disposition is made in compliance with Section 7.9 (and the Administrative Agent may rely conclusively on any such certificate, without further inquiry); (iii) constituting property in which the Borrower owned no interest at the time the lien was granted or at any time thereafter; or (iv) constituting property leased to the Borrower under a Lease which has expired or been terminated in a transaction permitted under this Agreement. Except as provided above, the Administrative Agent will not release any of the Administrative Agent's Liens without the prior written authorization of the Lenders. Upon request by the Administrative Agent or the Borrower at any time, the Lenders will confirm in writing the

Administrative Agent's authority to release any Administrative Agent's Liens upon particular types or items of Collateral pursuant to this Section 12.11.

                  Upon receipt by the Administrative Agent of any authorization required pursuant to Section 12.11(a) from the Lenders of the Administrative Agent's authority to release Administrative Agent's Liens upon particular types or items of Collateral, and upon at least five (5) Business Days prior written request by the Borrower, the Administrative Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Administrative Agent's Liens upon such Collateral; provided, however, that (i) the Administrative Agent shall not be required to execute any such document on terms which, in the Administrative Agent's opinion, would expose the Administrative Agent to liability or create any Obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Borrower in respect of) all interests retained by the Borrower, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

                  The Administrative Agent shall have no Obligation whatsoever to any of the Lenders to assure that the Collateral exists or is owned by the Borrower or is cared for, protected or insured or has been encumbered, or that the Administrative Agent's Liens have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Administrative Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Administrative Agent may act in any manner it may deem appropriate, in its sole discretion given the Administrative Agent's own interest in the Collateral in its capacity as one of the Lenders and that the Administrative Agent shall have no other duty or liability whatsoever to any Lender as to any of the foregoing.

Restrictions on Actions by Lenders; Sharing of Payments.

                  Each of the Lenders agrees that it shall not, without the express consent of all Lenders, and that it shall, to the extent it is lawfully entitled to do so, upon the request of all Lenders, set off against the Obligations, any amounts owing by such Lender to the Borrower or any accounts of the Borrower now or hereafter maintained with such Lender. Each of the Lenders further agrees that it shall not, unless specifically requested to do so by the Administrative Agent, take or cause to be taken any action to enforce its rights under this Agreement or against the Borrower, including the commencement of any legal or equitable proceedings, to foreclose any lien on, or otherwise enforce any security interest in, any of the Collateral.

                  If at any time or times any Lender shall receive (i) by payment, foreclosure, setoff or otherwise, any proceeds of Collateral or any payments with respect to the Obligations of the Borrower to such Lender arising under, or relating to, this Agreement or the other Loan Documents, except for any such proceeds or payments received by such Lender from the Administrative Agent pursuant to the terms of this Agreement, or (ii) payments from the Administrative Agent in excess of such Lender's ratable portion of all such distributions by the Administrative Agent, such Lender shall promptly (1) turn the same over to the Administrative Agent, in kind, and with such endorsements as may be required to negotiate the same to the Administrative Agent, or in same day funds, as applicable, for the account of all of the Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement, or (2) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Lenders so that such excess payment received shall be applied ratably as among the Lenders in accordance with their Pro Rata Shares; provided, however, that if all or part of such excess payment received by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment.

         Agency for Perfection. Each Lender hereby appoints each other Lender as Administrative Agent for the purpose of perfecting the Lenders' security interest in assets which, in accordance with Article 9 of the UCC can be perfected only by possession. Should any Lender (other than the Administrative Agent) obtain possession of any such Collateral, such Lender shall notify the Administrative Agent thereof, and, promptly upon the Administrative Agent's request therefor shall deliver such Collateral to the Administrative Agent or in accordance with the Administrative Agent's instructions.

         Payments by Administrative Agent to Lenders. All payments to be made by the Administrative Agent to the Lenders shall be made by bank wire transfer or internal transfer of immediately available funds to each Lender pursuant to wire transfer instructions delivered in writing to the Administrative Agent on or prior to the Closing Date (or if such Lender is an Assignee, on the applicable Assignment and Acceptance), or pursuant to such other wire transfer instructions as each party may designate for itself by written notice to the Administrative Agent. Concurrently with each such payment, the Administrative Agent shall identify whether such payment (or any portion thereof) represents principal, premium or interest on the Revolving Loans or otherwise. Unless the Administrative Agent receives notice from the Borrower prior to the date on which any payment is due to the Lenders that the Borrower will not make such payment in full as and when required, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date in immediately available funds and the Administrative Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower has not made such payment in full to the Administrative Agent, each Lender shall repay to the Administrative Agent on demand such amount distributed to such Lender, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Lender until the date repaid.

Settlement.

                  (i) Each Lender's funded portion of the Revolving Loans is intended by the Lenders to be equal at all times to such Lender's Pro Rata Share of the outstanding Revolving Loans. Notwithstanding such Agreement, the Administrative Agent, the Bank, and the other Lenders agree (which agreement shall not be for the benefit of or enforceable by the Borrower) that in order to facilitate the administration of this Agreement and the other Loan Documents, settlement among them as to the Revolving Loans, the Non-Ratable Loans and the Agent Advances shall take place on a periodic basis in accordance with the following provisions:

                  (ii) The Administrative Agent shall request settlement ("Settlement") with the Lenders on at least a weekly basis, or on a more frequent basis at Administrative Agent's election, (A) on behalf of the Bank, with respect to each outstanding Non-Ratable Loan, (B) for itself, with respect to each Agent Advance, and (C) with respect to collections received, in each case, by notifying the Lenders of such requested Settlement by telecopy, telephone or other similar form of transmission, of such requested Settlement, no later than 12:00 noon (Atlanta, Georgia time) on the date of such requested Settlement (the "Settlement Date"). Each Lender (other than the Bank, in the case of Non-Ratable Loans and the Administrative Agent in the case of Agent Advances) shall transfer the amount of such Lender's Pro Rata Share of the outstanding principal amount of the Non-Ratable Loans and Agent Advances with respect to each Settlement to the Administrative Agent, to Administrative Agent's account, not later than 2:00 p.m. (Atlanta, Georgia time), on the Settlement Date applicable thereto. Settlements may occur during the continuation of a Default or an Event of Default and whether or not the applicable conditions precedent set forth in Article 8 have then been satisfied. Such amounts made available to the Administrative Agent shall be applied against the amounts of the applicable Non-Ratable Loan or Agent Advance and, together with the portion of such Non-Ratable Loan or Agent Advance representing the Bank's Pro Rata Share thereof, shall constitute Revolving Loans of such Lenders. If any such amount is not transferred to the Administrative Agent by any Lender on the Settlement Date applicable thereto, the Administrative Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Rate for the first three (3) days from and after the Settlement Date and thereafter at the Interest Rate then applicable to the Revolving Loans (A) on behalf of the Bank, with respect to each outstanding Non-Ratable Loan, and (B) for itself, with respect to each Agent Advance.

                  (iii) Notwithstanding the foregoing, not more than one (1) Business Day after demand is made by the Administrative Agent (whether before or after the occurrence of a Default or an Event of Default and regardless of whether the Administrative Agent has requested a Settlement with respect to a Non-Ratable Loan or Agent Advance), each other Lender (A) shall irrevocably and unconditionally purchase and receive from the Bank or the Administrative Agent, as applicable, without recourse or warranty, an undivided interest and participation in such Non-Ratable Loan or Agent Advance equal to such Lender's Pro Rata Share of such Non-Ratable Loan or Agent Advance and (B) if Settlement has not previously occurred with respect to such Non-Ratable Loans or Agent Advances, upon demand by Bank or Administrative Agent, as applicable, shall pay to Bank or Administrative Agent, as applicable, as the purchase price of such participation an amount equal to one-hundred percent (100%) of such Lender's Pro Rata Share of such Non-Ratable Loans or Agent Advances. If such amount is not in fact made available to the Administrative Agent by any Lender, the Administrative Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Rate for the first three (3) days from and after such demand and thereafter at the Interest Rate then applicable to Base Rate Revolving Loans.

                  (iv) From and after the date, if any, on which any Lender purchases an undivided interest and participation in any Non-Ratable Loan or Agent Advance pursuant to clause (iii) above, the Administrative Agent shall promptly distribute to such Lender, such Lender's Pro Rata Share of all payments of principal and interest and all proceeds of Collateral received by the Administrative Agent in respect of such Non-Ratable Loan or Agent Advance.

                  (v) Between Settlement Dates, the Administrative Agent, to the extent no Agent Advances are outstanding, may pay over to the Bank any payments received by the Administrative Agent, which in accordance with the terms of this Agreement would be applied to the reduction of the Revolving Loans, for application to the Bank's Revolving Loans including Non-Ratable Loans. If, as of any Settlement Date, collections received since the then immediately preceding Settlement Date have been applied to the Bank's Revolving Loans (other than to Non-Ratable Loans or Agent Advances in which such Lender has not yet funded its purchase of a participation pursuant to clause (iii) above), as provided for in the previous sentence, the Bank shall pay to the Administrative Agent for the accounts of the Lenders, to be applied to the outstanding Revolving Loans of such Lenders, an amount such that each Lender shall, upon receipt of such amount, have, as of such Settlement Date, its Pro Rata Share of the Revolving Loans. During the period between Settlement Dates, the Bank with respect to Non-Ratable Loans, the Administrative Agent with respect to Agent Advances, and each Lender with respect to the Revolving Loans other than Non-Ratable Loans and Agent Advances, shall be entitled to interest at the applicable rate or rates payable under this Agreement on the actual average daily amount of funds employed by the Bank, the Administrative Agent and the other Lenders.

                  (vi) Unless the Administrative Agent has received written notice from a Lender to the contrary, the Administrative Agent may assume that the applicable conditions precedent set forth in Article 8 have been satisfied and the requested Borrowing will not exceed Availability on any Funding Date for a Revolving Loan or Non-Ratable Loan.

                  Lenders' Failure to Perform. All Revolving Loans (other than Non-Ratable Loans and Agent Advances) shall be made by the Lenders simultaneously and in accordance with their Pro Rata Shares. It is understood that (i) no Lender shall be responsible for any failure by any other Lender to perform its Obligation to make any Revolving Loans hereunder, nor shall any commitment of any Lender be increased or decreased as a result of any failure by any other Lender to perform its Obligation to make any Revolving Loans hereunder, (ii) no failure by any Lender to perform its Obligation to make any Revolving Loans hereunder shall excuse any other Lender from its Obligation to make any Revolving Loans hereunder, and (iii) the Obligations of each Lender hereunder shall be several, not joint and several.

                  Defaulting Lenders. Unless the Administrative Agent receives notice from a Lender on or prior to the Closing Date or, with respect to any Borrowing after the

Closing Date, at least one Business Day prior to the date of such Borrowing, that such Lender will not make available as and when required hereunder to the Administrative Agent that Lender's Pro Rata Share of a Borrowing, the Administrative Agent may assume that each Lender has made such amount available to the Administrative Agent in immediately available funds on the Funding Date. Furthermore, the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If any Lender has not transferred its full Pro Rata Share to the Administrative Agent in immediately available funds and the Administrative Agent has transferred corresponding amount to the Borrower on the Business Day following such Funding Date that Lender shall make such amount available to the Administrative Agent, together with interest at the Federal Funds Rate for that day. A notice by the Administrative Agent submitted to any Lender with respect to amounts owing shall be conclusive, absent manifest error. If each Lender's full Pro Rata Share is transferred to the Administrative Agent as required, the amount transferred to the Administrative Agent shall constitute that Lender's Revolving Loan for all purposes of this Agreement. If that amount is not transferred to the Administrative Agent on the Business Day following the Funding Date, the Administrative Agent will notify the Borrower of such failure to fund and, upon demand by the Administrative Agent, the Borrower shall pay such amount to the Administrative Agent for the Administrative Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Revolving Loans comprising that particular Borrowing. The failure of any Lender to make any Revolving Loan on any Funding Date (any such Lender, prior to the cure of such failure, being hereinafter referred to as a "Defaulting Lender") shall not relieve any other Lender of its Obligation hereunder to make a Revolving Loan on that Funding Date. No Lender shall be responsible for any other Lender's failure to advance such other Lenders' pro rata share of any Borrowing.

                  Retention of Defaulting Lender's Payments. The Administrative Agent shall not be obligated to transfer to a Defaulting Lender any payments made by Borrower to the Administrative Agent for the Defaulting Lender's benefit; nor shall a Defaulting Lender be entitled to the sharing of any payments hereunder. Amounts payable to a Defaulting Lender shall instead be paid to or retained by the Administrative Agent. In its discretion, the Administrative Agent may loan Borrower the amount of all such payments received or retained by it for the account of such Defaulting Lender. Any amounts so loaned to the Borrower shall bear interest at the rate applicable to Base Rate Revolving Loans and for all other purposes of this Agreement shall be treated as if they were Revolving Loans, provided, however, that for purposes of voting or consenting to matters with respect to the Loan Documents and determining Pro Rata Shares, such Defaulting Lender shall be deemed not to be a "Lender". Until a Defaulting Lender cures its failure to fund its Pro Rata Share of any Borrowing (a) such Defaulting Lender shall not be entitled to any portion of the unused Line Fee and (b) the Unused Line Fee shall accrue in favor of the Lenders which have funded their respective Pro Rata Shares of such requested Borrowing and shall be allocated among such performing Lenders ratably based upon their relative commitments. This Section shall remain effective with respect to such Lender until such time as the Defaulting Lender shall no longer be in default of any of its Obligations under this Agreement. The terms of this Section shall not be construed to increase or otherwise affect the Commitment of any Lender, or relieve or excuse the performance by the Borrower of its duties and Obligations hereunder.

                  Removal of Defaulting Lender. At the Borrower's request, the Administrative Agent or an eligible Assignee reasonably acceptable to the Administrative Agent and the Borrower shall have the right (but not the Obligation) to purchase from any Defaulting Lender, and each Defaulting Lender shall, upon such request, sell and assign to the Administrative Agent or such Eligible Assignee, all of the Defaulting Lender's outstanding Commitments hereunder. Such sale shall be consummated promptly after Administrative Agent has arranged for a purchase by Administrative Agent or an Eligible Assignee pursuant to an Assignment and Acceptance, and at a price equal to the outstanding principal balance of the Defaulting Lender's Loans, plus accrued interest and fees, without premium or discount.

Letters of Credit; Intra-Lender Issues.

                  Notice of Letter of Credit Balance. On each Settlement Date the Administrative Agent shall notify each Lender of the issuance of all Letters of Credit since the prior Settlement Date.

                  Participations in Letters of Credit.

                           PURCHASE OF PARTICIPATIONS. IMMEDIATELY UPON
                  ISSUANCE OF ANY LETTER OF CREDIT IN ACCORDANCE WITH SECTION 1.4(D), EACH LENDER SHALL BE

                  DEEMED TO HAVE IRREVOCABLY AND UNCONDITIONALLY PURCHASED AND RECEIVED WITHOUT RECOURSE OR WARRANTY, AN UNDIVIDED INTEREST AND PARTICIPATION EQUAL TO SUCH LENDER'S PRO RATA SHARE OF THE FACE AMOUNT OF SUCH LETTER OF CREDIT OR THE CREDIT SUPPORT PROVIDED THROUGH THE ADMINISTRATIVE AGENT TO THE LETTER OF CREDIT ISSUER, IF NOT THE BANK, IN CONNECTION WITH THE ISSUANCE OF SUCH LETTER OF CREDIT (INCLUDING ALL OBLIGATIONS OF THE BORROWER WITH RESPECT THERETO, AND ANY SECURITY THEREFOR OR GUARANTY PERTAINING THERETO).

                           SHARING OF REIMBURSEMENT OBLIGATION PAYMENTS.
                  WHENEVER THE ADMINISTRATIVE AGENT RECEIVES A PAYMENT FROM THE BORROWER ON ACCOUNT OF REIMBURSEMENT OBLIGATIONS IN RESPECT OF A LETTER OF CREDIT OR CREDIT SUPPORT AS TO WHICH THE ADMINISTRATIVE AGENT HAS PREVIOUSLY RECEIVED FOR THE ACCOUNT OF THE LETTER OF CREDIT ISSUER THEREOF PAYMENT FROM A LENDER, THE ADMINISTRATIVE AGENT SHALL PROMPTLY PAY TO SUCH LENDER SUCH LENDER'S PRO RATA SHARE OF SUCH PAYMENT FROM THE BORROWER. EACH SUCH PAYMENT SHALL BE MADE BY THE ADMINISTRATIVE AGENT ON THE NEXT SETTLEMENT DATE.

                           DOCUMENTATION. UPON THE REQUEST OF ANY LENDER, THE
                  ADMINISTRATIVE AGENT SHALL FURNISH TO SUCH LENDER COPIES OF ANY LETTER OF CREDIT, CREDIT SUPPORT FOR ANY LETTER OF CREDIT, REIMBURSEMENT AGREEMENTS EXECUTED IN CONNECTION THEREWITH, APPLICATIONS FOR ANY LETTER OF CREDIT, AND SUCH OTHER DOCUMENTATION AS MAY REASONABLY BE REQUESTED BY SUCH LENDER.

                           OBLIGATIONS IRREVOCABLE. THE OBLIGATIONS OF EACH
                  LENDER TO MAKE PAYMENTS TO THE ADMINISTRATIVE AGENT WITH RESPECT TO ANY LETTER OF CREDIT OR WITH RESPECT TO THEIR PARTICIPATION THEREIN OR WITH RESPECT TO ANY CREDIT SUPPORT FOR ANY LETTER OF CREDIT OR WITH RESPECT TO THE REVOLVING LOANS MADE AS A RESULT OF A DRAWING UNDER A LETTER OF CREDIT AND THE OBLIGATIONS OF THE BORROWER FOR WHOSE ACCOUNT THE LETTER OF CREDIT OR CREDIT SUPPORT WAS ISSUED TO MAKE PAYMENTS TO THE ADMINISTRATIVE AGENT, FOR THE ACCOUNT OF THE LENDERS, SHALL BE IRREVOCABLE AND SHALL NOT BE SUBJECT TO ANY QUALIFICATION OR EXCEPTION WHATSOEVER, INCLUDING ANY OF THE FOLLOWING CIRCUMSTANCES:

any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

the existence of any claim, setoff, defense or other right which the Borrower may have at any time against a beneficiary named in a Letter of Credit or any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), any Lender, the Administrative Agent, the issuer of such Letter of Credit, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between the Borrower or any other Person and the beneficiary named in any Letter of Credit);

any draft, certificate or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents;

the occurrence of any Default or Event of Default; or

the failure of the Borrower to satisfy the applicable conditions precedent set forth in Article 8.


                  Recovery or Avoidance of Payments; Refund of Payments in Error. In the event any payment by or on behalf of the Borrower received by the Administrative Agent with respect to any Letter of Credit or Credit Support provided for any Letter of Credit and distributed by the Administrative Agent to the Lenders on account of their respective participations therein is thereafter set aside, avoided or recovered from the Administrative Agent in connection with any receivership, liquidation or bankruptcy proceeding, the Lenders shall, upon demand by the Administrative Agent, pay to the Administrative Agent their respective Pro Rata Shares of such amount set aside, avoided or recovered, together with interest at the rate required to be paid by the Administrative Agent upon the amount required to be repaid by it. Unless the Administrative Agent receives notice from the Borrower prior to the date on which any payment is due to the Lenders that the Borrower will not make such payment in full as and when required, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date in immediately available funds and the Administrative Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower has not made such payment in full to the Administrative Agent, each Lender shall repay to the Administrative Agent on demand such amount distributed to such Lender, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Lender until the date repaid.

                  Indemnification by Lenders. To the extent not reimbursed by the Borrower and without limiting the Obligations of the Borrower hereunder, the Lenders agree to indemnify the Letter of Credit Issuer ratably in accordance with their respective Pro Rata Shares, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys' fees) or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Letter of Credit Issuer in any way relating to or arising out of any Letter of Credit or the transactions contemplated thereby or any action taken or omitted by the Letter of Credit Issuer under any Letter of Credit or any Loan Document in connection therewith; provided that no Lender shall be liable for any of the foregoing to the extent it arises from the gross negligence or willful misconduct of the person to be indemnified. Without limitation of the foregoing, each Lender agrees to reimburse the Letter of Credit Issuer promptly upon demand for its Pro Rata Share of any costs or expenses payable by the Borrower to the Letter of Credit Issuer, to the extent that the Letter of Credit Issuer is not promptly reimbursed for such costs and expenses by the Borrower. The Agreement contained in this Section shall survive payment in full of all other obligations.

         Concerning the Collateral and the Related Loan Documents. Each Lender authorizes and directs the Administrative Agent to enter into the other Loan Documents, for the ratable benefit and obligation of the Administrative Agent and the Lenders. Each Lender agrees that any action taken by the Administrative Agent, Majority Lenders or Required Lenders, as applicable, in accordance with the terms of this Agreement or the other Loan Documents, and the exercise by the Administrative Agent, the Majority Lenders, or the Required Lenders, as applicable, of their respective powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders. The Lenders acknowledge that the Revolving Loans, Agent Advances, Non-Ratable Loans, Bank Products and all interest, fees and expenses hereunder constitute one Debt, secured pari passu by all of the Collateral.

         Field Audit and Examination Reports; Disclaimer by Lenders. By signing this Agreement, each Lender:

                  is deemed to have requested that the Administrative Agent furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report (each a "Report" and collectively, "Reports") prepared by or on behalf of the Administrative Agent;

                  expressly agrees and acknowledges that neither the Bank nor the Administrative Agent (i) makes any representation or warranty as to the accuracy of any Report, or (ii) shall be liable for any information contained in any report;

                  expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that the Administrative Agent or the Bank or other Party performing any audit or examination will inspect only specific information regarding the Borrower and will rely significantly upon the Borrower's books and records, as well as on representations of the Borrower's personnel;

                  agrees to keep all Reports confidential and strictly for its internal use, and not to distribute except to its participants, or use any Report in any other manner; and

                  without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold the Administrative Agent and any such Other Lender preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any Loans or other credit accommodations that the indemnifying Lender has made or may make to the Borrower, or the indemnifying Lender's participation in, or the indemnifying Lender's purchase of, a loan or loans of the borrower; and (ii) to pay and protect, and indemnify, defend and hold the Administrative Agent and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses and other amounts (including Attorney Costs) incurred by the Administrative Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

         Relation Among Lenders. The Lenders are not partners or co-venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Administrative Agent) authorized to act for, any other Lender.

GUARANTY

         The Guaranty. Each of the Guarantors hereby jointly and severally guarantees to each Lender, to each Affiliate of a Lender that provides a Bank Product to any Credit Party and the Administrative Agent, as primary obligor and not as surety, the prompt payment of the Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) strictly in accordance with the terms thereof. The Guarantors hereby further agree that if any of the Obligations are not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise), the Guarantors will, jointly and severally, promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) in accordance with the terms of such extension or renewal.

         Notwithstanding any provision to the contrary contained herein or in any other of the Loan Documents or Bank Product Agreements, the obligations of each Guarantor hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the Bankruptcy Code or any comparable provisions of any applicable state law.

                  Obligations Unconditional. The obligations of the Guarantors under Section 13.1 are joint and several, absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Loan Documents, the Bank Product Agreements or any other agreement or instrument referred to therein, or any substitution, release, impairment or exchange of any other guarantee of or security for any of the Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 13.2 that the obligations of the Guarantors hereunder shall be absolute and unconditional under any and all circumstances. Each Guarantor agrees that such Guarantor shall have no right of subrogation, indemnity, reimbursement or contribution against the Borrower or any other Guarantor for amounts paid under this Section 13 until such time as the Lenders (and any Affiliates of Lenders entering into Bank Product Agreements) have been paid in full, all Commitments under this Credit Agreement have been terminated and no Person or Governmental Authority shall have any right to request any return or reimbursement of funds from the Lenders in connection with monies received under the Loan Documents or Bank Product Agreements between any Credit Party and any Lender, or any Affiliate of a Lender. Without limiting the generality of the foregoing, it is agreed that, to the fullest extent permitted by law, the occurrence of any one or more of the following shall not alter or impair the liability of any Guarantor hereunder which shall remain absolute and unconditional as described above:

                  (a) at any time or from time to time, without notice to any Guarantor, the time for any performance of or compliance with any of the Obligations shall be extended, or such performance or compliance shall be waived;

                  (b) any of the acts mentioned in any of the provisions of any of the Loan Documents or any Bank Product Agreement between any Credit Party and any Lender, or any Affiliate of a Lender or any other agreement or instrument referred to in the Loan Documents or such Hedging Agreements or Treasury Management Agreements shall be done or omitted;

                  (c) the maturity of any of the Obligations shall be accelerated, or any of the Obligations shall be modified, supplemented or amended in any respect, or any right under any of the Loan Documents, any Bank Product Agreement between any Credit Party and any Lender, or any Affiliate of a Lender or any other agreement or instrument referred to in the Loan Documents or such Bank Product Agreements shall be waived or any other guarantee of any of the Obligations or any security therefor shall be released, impaired or exchanged in whole or in part or otherwise dealt with;

                  (d) any Lien granted to, or in favor of, the Administrative Agent or any Lender or Lenders as security for any of the Obligations shall fail to attach or be perfected; or

                  (e) any of the Obligations shall be determined to be void or voidable (including, without limitation, for the benefit of any creditor of any Guarantor) or shall be subordinated to the claims of any Person (including, without limitation, any creditor of any Guarantor).

With respect to its obligations hereunder, each Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent or any Lender exhaust any right, power or remedy or proceed against any Person under any of the Loan Documents, any Bank Product Agreement between any Credit Party and any Lender, or any Affiliate of a Lender or any other agreement or instrument referred to in the Loan Documents or such Bank Product Agreements, or against any other Person under any other guarantee of, or security for, any of the Obligations.

         Reinstatement. The obligations of the Guarantors under this Section
13.3 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Obligations is rescinded or must be otherwise restored by any holder of any of the Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Guarantor agrees that it will indemnify the Administrative Agent and each Lender on demand for all reasonable costs and expenses (including, without limitation, fees and expenses of counsel) incurred by the Administrative Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

         Certain Additional Waivers. Each Guarantor agrees that such Guarantor shall have no right of recourse to security for the Obligations, except through the exercise of rights of subrogation pursuant to Section 13.2 and through the exercise of rights of contribution pursuant to Section 13.6.

         Remedies. The Guarantors agree that, to the fullest extent permitted by law, as between the Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, the Obligations may be declared to be forthwith due and payable as provided in Section 9.2 (and shall be deemed to have become automatically due and payable in the circumstances provided in said
Section 9.2) for purposes of Section 13.1 notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing the Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or the Obligations being deemed to have become automatically due and payable), the Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Guarantors for purposes of Section 13.1. The Guarantors acknowledge and agree that their obligations hereunder are secured in accordance with the terms of the Security Agreement and the other Loan Documents and that the Lenders may exercise their remedies thereunder in accordance with the terms thereof.

         Rights of Contribution. The Guarantors hereby agree as among themselves that, if any Guarantor shall make an Excess Payment (as defined below), such Guarantor shall have a right of contribution from each other Guarantor in an amount equal to such other Guarantor's Contribution Share (as defined below) of such Excess Payment. The payment obligations of any Guarantor under this Section 13.6 shall be subordinate and subject in right of payment to the prior payment in full to the Administrative Agent and the Lenders of the Guaranteed Obligations (as defined below), and none of the Guarantors shall exercise any right or remedy under this Section 13.6 against any other Guarantor until payment and satisfaction in full of all of the Obligations. For purposes of this Section 13.6, (a) "Guaranteed Obligations" shall mean any obligations arising under the other provisions of this Section 13; (b) "Excess Payment" shall mean the amount paid by any Guarantor in excess of its Pro Rata Share of any Guaranteed Obligations; (c) "Pro Rata Share" shall mean, for any Guarantor in respect of any payment of Guaranteed Obligations, the ratio

(expressed as a percentage) as of the date of such payment of Guaranteed Obligations of (i) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder) to (ii) the amount by which the aggregate present fair salable value of all assets and other properties of all of the Credit Parties exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Credit Parties hereunder) of the Credit Parties; provided, however, that, for purposes of calculating the Pro Rata Shares of the Guarantors in respect of any payment of Guaranteed Obligations, any Guarantor that became a Guarantor subsequent to the date of any such payment shall be deemed to have been a Guarantor on the date of such payment and the financial information for such Guarantor as of the date such Guarantor became a Guarantor shall be utilized for such Guarantor in connection with such payment; and (d) "Contribution Share" shall mean, for any Guarantor in respect of any Excess Payment made by any other Guarantor, the ratio (expressed as a percentage) as of the date of such Excess Payment of (i) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder) to (ii) the amount by which the aggregate present fair salable value of all assets and other properties of the Credit Parties other than the maker of such Excess Payment exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Credit Parties) of the Credit Parties other than the maker of such Excess Payment; provided, however, that, for purposes of calculating the Contribution Shares of the Guarantors in respect of any Excess Payment, any Guarantor that became a Guarantor subsequent to the date of any such Excess Payment shall be deemed to have been a Guarantor on the date of such Excess Payment and the financial information for such Guarantor as of the date such Guarantor became a Guarantor shall be utilized for such Guarantor in connection with such Excess Payment. This Section 4.6 shall not be deemed to affect any right of subrogation, indemnity, reimbursement or contribution that any Guarantor may have under applicable law against the Borrower in respect of any payment of Guaranteed Obligations.

         Guarantee of Payment; Continuing Guarantee. The guarantee in this
Section 13 is a guaranty of payment and not of collection, is a continuing guarantee, and shall apply to all Obligations whenever arising.

MISCELLANEOUS

         No Waivers; Cumulative Remedies. No failure by the Administrative Agent or any Lender to exercise any right, remedy, or option under this Agreement or any present or future supplement thereto, or in any other agreement between or among the Borrower and the Administrative Agent and/or any Lender, or delay by the Administrative Agent or any Lender in exercising the same, will operate as a waiver thereof. No waiver by the Administrative Agent or any Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by the Administrative Agent or the Lenders on any occasion shall affect or diminish the Administrative Agent's and each Lender's rights thereafter to require strict performance by the Borrower of any provision of this Agreement. The Administrative Agent and the Lenders may proceed directly to collect the Obligations without any prior recourse to the Collateral. The Administrative Agent's and each Lender's rights under this Agreement will be cumulative and not exclusive of any other right or remedy which the Administrative Agent or any Lender may have.

         Severability. The illegality or unenforceability of any provision of this Agreement or any Loan Document or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

Governing Law; Choice of Forum; Service of Process.

                  THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS PROVIDED THAT PERFECTION ISSUES WITH RESPECT TO ARTICLE 9 OF THE UCC MAY GIVE EFFECT TO APPLICABLE CHOICE OR CONFLICT OF LAW RULES SET FORTH IN ARTICLE 9 OF THE UCC) OF THE STATE OF GEORGIA; PROVIDED THAT THE ADMINISTRATIVE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

                  ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF GEORGIA OR OF THE UNITED STATES OF AMERICA LOCATED IN FULTON COUNTY, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. NOTWITHSTANDING THE FOREGOING: (1) THE ADMINISTRATIVE AGENT AND THE LENDERS SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION THE ADMINISTRATIVE AGENT OR THE LENDERS DEEM NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS AND (2) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

                  THE BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE BORROWER AT ITS ADDRESS SET FORTH IN SECTION 13.8 AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS POSTAGE PREPAID. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF ADMINISTRATIVE AGENT OR THE LENDERS TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.

         WAIVER OF JURY TRIAL. THE BORROWER, THE LENDERS AND THE ADMINISTRATIVE AGENT EACH IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY ADMINISTRATIVE AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE BORROWER, THE LENDERS AND THE ADMINISTRATIVE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT

AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         Survival of Representations and Warranties. All of the Borrower's representations and warranties contained in this Agreement shall survive the execution, delivery, and acceptance thereof by the parties, notwithstanding any investigation by the Administrative Agent or the Lenders or their respective Administrative Agents.

         Other Security and Guaranties. The Administrative Agent, may, without notice or demand and without affecting the Borrower's obligations hereunder, from time to time: (a) take from any Person and hold collateral (other than the Collateral) for the payment of all or any part of the Obligations and exchange, enforce or release such collateral or any part thereof; and (b) accept and hold any endorsement or guaranty of payment of all or any part of the Obligations and release or substitute any such endorser or guarantor, or any Person who has given any Lien in any other collateral as security for the payment of all or any part of the Obligations, or any other Person in any way obligated to pay all or any part of the Obligations.

         Fees and Expenses. The Borrower agrees to pay to the Administrative Agent, for its benefit, on demand, all costs and expenses that Administrative Agent pays or incurs in connection with the negotiation, preparation, syndication, consummation, administration, enforcement, and termination of this Agreement or any of the other Loan Documents, including: (a) Attorney Costs;
(b) costs and expenses (including attorneys' and paralegals' fees and disbursements) for any amendment, supplement, waiver, consent, or subsequent closing in connection with the Loan Documents and the transactions contemplated thereby; (c) costs and expenses of lien and title searches and title insurance;
(d) taxes, fees and other charges for recording the Mortgages, filing financing statements and continuations, and other actions to perfect, protect, and continue the Administrative Agent's Liens (including costs and expenses paid or incurred by the Administrative Agent in connection with the consummation of Agreement); (e) sums paid or incurred to pay any amount or take any action required of the Borrower under the Loan Documents that the Borrower fails to pay or take; (f) costs of appraisals, inspections, and verifications of the Collateral, including travel, lodging, and meals for inspections of the Collateral and the Borrower's operations by the Administrative Agent plus the Administrative Agent's then customary charge for field examinations and audits and the preparation of reports thereof as described in the Fee Letter; (g) costs and expenses of forwarding loan proceeds, collecting checks and other items of payment, and establishing and maintaining Payment Accounts and lock boxes; (h) costs and expenses of preserving and protecting the Collateral; and
(i) costs and expenses (including Attorneys' Costs) paid or incurred to obtain payment of the Obligations, enforce the Administrative Agent's Liens, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of the Loan Documents, or to defend any claims made or threatened against the Administrative Agent or any Lender arising out of the transactions contemplated hereby (including preparations for and consultations concerning any such matters). The foregoing shall not be construed to limit any other provisions of the Loan Documents regarding costs and expenses to be paid by the Borrower. All of the foregoing costs and expenses shall be charged to the Borrower's Loan Account as Revolving Loans as described in Section 3.7.

         Notices. Except as otherwise provided herein, all notices, demands and requests that any party is required or elects to give to any other shall be in writing, or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, but not limited to, delivery by overnight mail and courier service, (b) two (2) days after it shall have been mailed by United States mail, first class, certified or registered, with postage prepaid, or (c) in the case of notice by such a telecommunications device, when properly transmitted, in each case addressed to the party to be notified as follows:

                           If to the Administrative Agent or to the Bank:

                           Bank of America, N.A.
                           600 Peachtree Street, 13th Floor
                           Atlanta, Georgia 30308
                           Attention: Business Credit-
                           Account Executive
                           Telecopy No.: (404) 607-6059

                           with copies to:

                           Parker, Hudson, Rainer & Dobbs LLP
                           285 Peachtree Center Avenue, N.E.
                           1500 Marquis Two Tower
                           Atlanta, Georgia  30303
                           Attention:  Robert A. Crosby, Esq.
                           Telecopy No.:  (404) 522-8409

                           If to a Credit Party:

                           kforce.com, Inc.
                           120 West Hyde Park
                           Suite 150
                           Tampa, Florida  33606
                           Attention : Ms. Eileen Kelly, Treasurer
                           Telecopy No.: (813) 254-9640


or to such other address as each party may designate for itself by like notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall not adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

         Waiver of Notices. Unless otherwise expressly provided herein, the Borrower waives presentment, and notice of demand or dishonor and protest as to any instrument, notice of intent to accelerate the Obligations and notice of acceleration of the Obligations, as well as any and all other notices to which it might otherwise be entitled. No notice to or demand on the Borrower which the Administrative Agent or any Lender may elect to give shall entitle the Borrower to any or further notice or demand in the same, similar or other circumstances.

         Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective representatives, successors, and assigns of the parties hereto; provided, however, that no interest herein may be assigned by the Borrower without prior written consent of the Administrative Agent and each Lender. The rights and benefits of the Administrative Agent and the

Lenders hereunder shall, if such Persons so agree, inure to any party acquiring any interest in the Obligations or any part thereof.

Indemnity of the Administrative Agent and the Lenders by the Borrower.

                  The Borrower agrees to defend, indemnify and hold the Administrative Agent-Related Persons, and each Lender and each of its respective officers, directors, employees, counsel, representatives, Administrative Agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time (including at any time following repayment of the loans and the termination, resignation or replacement of the Administrative Agent or replacement of any Lender) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any insolvency proceeding or appellate proceeding) related to or arising out of this Agreement, any other Loan Document, or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided, that the Borrower shall have no Obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities resulting solely from the willful misconduct of such Indemnified Person. The Agreements in this Section shall survive payment of all other Obligations.

                  The Borrower agrees to indemnify, defend and hold harmless the Administrative Agent and the Lenders from any loss or liability directly or indirectly arising out of the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal or presence of a Hazardous Substance relating to the Borrower's operations, business or property. This indemnity will apply whether the Hazardous Substance is on, under or about the Borrower's property or operations or property leased to the Borrower. The indemnity includes but is not limited to Attorneys Costs. The indemnity extends to the Administrative Agent and the Lenders, their parents, affiliates, subsidiaries and all of their directors, officers, employees, administrative agents, successors, attorneys and assigns. "Hazardous Substances" means any substance, material or waste that is or becomes designated or regulated as "toxic," "hazardous," "pollutant," or "contaminant" or a similar designation or regulation under any federal, state or local law (whether under common law, statute, regulation or otherwise) or judicial or administrative interpretation of such, including petroleum or natural gas. This indemnity will survive repayment of all other Obligations.

         Limitation of Liability. NO CLAIM MAY BE MADE BY THE BORROWER, ANY LENDER OR OTHER PERSON AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, OR THE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, COUNSEL, REPRESENTATIVES, ADMINISTRATIVE AGENTS OR ATTORNEYS-IN-FACT OF ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, AND THE BORROWER AND EACH LENDER HEREBY WAIVE, RELEASE AND AGREE NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

         Final Agreement. This Agreement amends and restates the Prior Agreement (as defined in the recitals to this Agreement) and this Agreement, together with the other Loan Documents, are intended by the Borrower, the Administrative Agent and the Lenders to be the final, complete, and exclusive expression of the agreement between them. This Agreement and the other Loan Documents supersede any and all prior oral or written agreements relating to the subject matter hereof, except for the Fee Letter. Nothing contained herein shall be deemed to be or operate as a novation or an accord and satisfaction of any of the Obligations. No modification, rescission, waiver, release, or amendment of any provision of this Agreement or any other Loan Document shall be made, except by a written agreement signed by the Borrower and a duly authorized officer of each of the Administrative Agent and the requisite Lenders.

         Counterparts. This Agreement may be executed in any number of counterparts, and by the Administrative Agent, each Lender and the Borrower in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

         Captions. The captions contained in this Agreement are for convenience of reference only, are without substantive meaning and should not be construed to modify, enlarge, or restrict any provision.

         Right of Setoff. In addition to any rights and remedies of the Lenders provided by law, if an Event of Default exists or the Loans have been accelerated, each Lender is authorized at any time and from time to time, without prior notice to the Borrower, any such notice being waived by the Borrower to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender or any Affiliate of such Lender to or for the credit or the account of the Borrower against any and all Obligations owing to such Lender, now or hereafter existing, irrespective of whether or not the Administrative Agent or such Lender shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. NOTWITHSTANDING THE FOREGOING, NO LENDER SHALL EXERCISE ANY RIGHT OF SET-OFF, BANKER'S LIEN, OR THE LIKE AGAINST ANY DEPOSIT ACCOUNT OR PROPERTY OF THE BORROWER HELD OR MAINTAINED BY SUCH LENDER WITHOUT THE PRIOR WRITTEN UNANIMOUS CONSENT OF THE LENDERS.

Confidentiality.

         The Borrower hereby consents that the Administrative Agent and each Lender may issue and disseminate to the public general information describing the credit accommodation entered into pursuant to this Agreement, including the name and address of the Borrower and a general description of the Borrower's business and may use the Borrower's name in advertising and other promotional material.

                  Each Lender severally agrees to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" or "secret" by the Borrower and provided to the Administrative Agent or such Lender by or on behalf of the Borrower, under this Agreement or any other Loan Document, except to the extent that such information (i) was or becomes generally available to the public other than as a result of disclosure by the Administrative Agent or such Lender, or (ii) was or becomes available on a nonconfidential basis from a source other than the Borrower, provided that such source is not bound by a confidentiality agreement with the Borrower known to the Administrative Agent or such Lender; provided, however, that the Administrative Agent and any Lender may disclose such information (1) at the request or pursuant to any requirement of any Governmental Authority to which the Administrative Agent or such Lender is subject or in connection with an examination of the Administrative Agent or such Lender by any such Governmental Authority; (2) pursuant to subpoena or other court process; (3) when required to do so in accordance with the provisions of any applicable requirement of law; (4) to the extent reasonably required in connection with any litigation or proceeding (including, but not limited to, any bankruptcy proceeding) to which the Administrative Agent, any Lender or their respective Affiliates may be party; (5) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (6) to the Administrative Agent's or such Lender's independent auditors, accountants, attorneys and other professional advisors; (7) to any prospective participant or Assignee under any Assignment and Acceptance, actual or potential, provided that such prospective Participant or Assignee agrees to keep such information confidential to the same extent required of the Administrative Agent and the Lenders hereunder; (8) as expressly permitted under the terms of any other document or agreement regarding confidentiality to which the Borrower is party or is deemed party with the Administrative Agent or such Lender, and (9) to its Affiliates.

         Conflicts with Other Loan Documents. Unless otherwise expressly provided in this Agreement (or in another Loan Document by specific reference to the applicable provision contained in this Agreement), if any provision contained in this Agreement conflicts with any provision of any other Loan Document, the provision contained in this Agreement shall govern and control.

IN WITNESS WHEREOF, the parties have entered into this Agreement on the date first above written.

                                              "BORROWER"

                                              KFORCE.COM, INC.

                                              By:
                                                 ------------------------------
                                              Name:  Eileen Kelly
                                              Title: Assistant Secretary
                                                     and Treasurer

                                              "ADMINISTRATIVE AGENT"


                                              Bank of America, N.A., as the
                                              Administrative Agent


                                              By:
                                                 ------------------------------
                                              Name:  Mark Herdman
                                              Title: Vice President



                                              "LENDERS"

                                              Bank of America, N.A., as a Lender


                                              By:
                                                 ------------------------------
                                              Name:  Mark Herdman
                                              Title: Vice President

SUBSIDIARY GUARANTORS:                        KFORCE.COM USA, INC.,
                                              a Delaware corporation

                                              By:
                                                 ------------------------------
                                              Name:
                                                   ----------------------------
                                              Title:
                                                    ---------------------------

                                              ROMAC OF TEXAS, INC.,
                                              a Texas corporation

                                              By:
                                                 ------------------------------
                                              Name:
                                                   ----------------------------
                                              Title:
                                                    ---------------------------



                                              YBOR HQI, INC.,
                                              a Florida corporation

                                              By:
                                                 ------------------------------
                                              Name:
                                                   ----------------------------
                                              Title:
                                                    ---------------------------

                                              ROMAC AIRLINES, INC.,
                                              a Florida corporation

                                              By:
                                                 ------------------------------
                                              Name:
                                                   ----------------------------
                                              Title:
                                                    ---------------------------


                                              ROMAC INTERNATIONAL, INC.,
                                              a Florida corporation

                                              By:
                                                 ------------------------------
                                              Name:
                                                   ----------------------------
                                              Title:
                                                    ---------------------------


                                              KFORCE, INC.,
                                              a Florida corporation

                                              By:
                                                 ------------------------------
                                              Name:
                                                   ----------------------------
                                              Title:
                                                    ---------------------------

                                              ROMAC OF TEXAS I, LP,
                                              a Texas limited partnership

                                              By: ROMAC OF TEXAS, INC.
                                                  its sole general partner

                                              By:
                                                 ------------------------------
                                              Name:
                                                   ----------------------------
                                              Title:
                                                    ---------------------------

                                    ANNEX A
                                       TO
                                CREDIT AGREEMENT

                                  DEFINITIONS

Capitalized terms used in the Loan Documents shall have the following respective meanings (unless otherwise defined therein), and all section references in the following definitions shall refer to sections of the
Agreement:

"Accounts" means all of any Credit Party's now owned or hereafter acquired or arising accounts, as defined in the UCC, including any rights to payment for the sale or lease of goods or rendition of services, whether or not they have been earned by performance.

"Account Debtor" means each Person obligated in any way on or in connection with an Account.

         "ACH Transactions" means any cash management or related services including the automatic clearing house transfer of funds by the Bank for the account of the Borrower pursuant to agreement or overdrafts.

         "Acquisition Loan" means a Revolving Loan the proceeds of which will be used for an Eligible Acquisition.

         "Acquisition Loan Conditions" means in respect of each request for an Acquisition Loan, each of the following:

                  (i) the Borrower shall have given Administrative Agent 15 days' prior notice of its intent to request an Acquisition Loan;

                  (ii) No Default or Event of Default exists and no Default or Event of Default would exist after giving effect to the proposed Acquisition Loan;

                  (iii) As of the date of the funding of the requested Acquisition Loan (based on pro-formas prepared in connection with the proposed Acquisition in form acceptable to Administrative Agent), the Borrower shall have not less than $20,000,000 of Availability;

                  (iv)     the proposed Acquisition is an Eligible Acquisition;
                           and

                  (v) the initial funded amount of all prior Acquisition Loans, together with the amount of any requested Acquisition Loan, shall not exceed $5,000,000 in the aggregate.

         "Additional Credit Party" means each Person that becomes a Subsidiary Guarantor after the Closing Date by execution of a Joinder Agreement.

"Adjusted Net Earnings from Operations" means, with respect to any fiscal period of the Borrower, the Borrower's net income after provision for income taxes for such fiscal period, as determined in accordance with GAAP and reported on the Financial Statements for such period, excluding any and all of the following included in such net income: (a) gain or loss arising from the sale of any capital assets; (b) gain arising from any write-up in the book value of any asset; (c) earnings of any Person, substantially all the assets of which have been acquired by the Borrower in any manner, to the extent realized by such other Person prior to the date of acquisition; (d) earnings of any Person in which the

Borrower has an ownership interest unless (and only to the extent) such earnings shall actually have been received by the Borrower in the form of cash distributions; (e) earnings of any Person to which assets of the Borrower shall have been sold, transferred or disposed of, or into which the Borrower shall have been merged, or which has been a party with the Borrower to any consolidation or other form of reorganization, prior to the date of such transaction; (f) gain arising from the acquisition of debt or equity securities of the Borrower or from cancellation or forgiveness of Debt; and (g) gain arising from extraordinary items, as determined in accordance with GAAP, or from any other non-recurring transaction.

"Affiliate" means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person or which owns, directly or indirectly, ten percent (10%) or more of the outstanding equity interest of such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract, or otherwise.

"Administrative Agent" means the Bank, solely in its capacity as Administrative Agent for the Lenders, and any successor Administrative Agent.

"Agent Advances" has the meaning specified in Section 1.2(i).

"Administrative Agent's Liens" means the Liens in the Collateral granted to the Administrative Agent, for the benefit of the Lenders, Bank, and Administrative Agent pursuant to this Agreement and the other Loan Documents.

"Administrative Agent-Related Persons" means the Administrative Agent, together with its Affiliates, and the officers, directors, employees, counsel, representatives, Administrative Agents and attorneys-in-fact of the Administrative Agent and such Affiliates.

"Aggregate Revolver Outstandings" means, at any date of determination: the sum of (a) the unpaid balance of Revolving Loans, (b) the aggregate amount of Pending Revolving Loans, (c) one hundred percent (100%) of the aggregate undrawn face amount of all outstanding Letters of Credit, and (d) the aggregate amount of any unpaid reimbursement obligations in respect of Letters of Credit.

"Agreement" means the Amended and Restated Credit Agreement to which this Annex A is attached, as from time to time amended, modified or restated.

         "Aircraft" means that certain aircraft bearing manufacturer's Serial No. SN# 38036 and FAA Registration Number N377HS.

"Anniversary Date" means each anniversary of the Closing Date.

"Applicable Margin" means

                  (i) with respect to Base Rate Revolving Loans and all other Obligations (other than LIBOR Rate Loans), .50%; and

                  (ii) with respect to LIBOR Revolving Loans, 2.70%. The Applicable Margins shall be adjusted (up or down) prospectively on a quarterly basis as determined by the Borrower's consolidated financial performance, commencing with the first day of the first calendar month that occurs more than 5 days after delivery of the Borrower's quarterly Financial Statements to Lenders for the fiscal quarter ending March 31, 2001 and on the last day of each fiscal quarter thereafter, in each case based on Borrower's consolidated financial performance for the four (4) fiscal quarters then ending. Adjustments in Applicable Margins shall be determined by reference to the following grids:

---------------------  -----------------  ---------------  ---------------------
FUNDED DEBT TO EBITDA  APPLICABLE MARGIN     APPLICABLE    APPLICABLE MARGIN FOR
                              FOR            MARGIN FOR         UNUSED FEES
                       LIBOR RATE LOANS   BASE RATE LOANS
---------------------  -----------------  ---------------  ---------------------
       => 3.00X             325 bps            75 bps            50.0 bps
---------------------  -----------------  ---------------  ---------------------
       => 2.50X             300 bps            50 bps            50.0 bps
---------------------  -----------------  ---------------  ---------------------
       => 2.00X             270 bps            50 bps            37.5 bps
---------------------  -----------------  ---------------  ---------------------
       => 1.50X             250 bps            25 bps            37.5 bps
---------------------  -----------------  ---------------  ---------------------
       => 1.00X             220 bps            25 bps            37.5 bps
---------------------  -----------------  ---------------  ---------------------
       => 0.50X             200 bps            25 bps            25.0 bps
---------------------  -----------------  ---------------  ---------------------
       <  0.50X             175 bps             0 bps            25.0 bps
---------------------  -----------------  ---------------  ---------------------

All adjustments in the Applicable Margins after March 31, 2001, shall be implemented quarterly on a prospective basis, for each calendar month commencing at least 5 days after the date of delivery to the Lenders of quarterly unaudited or annual audited (as applicable) Financial Statements evidencing the need for an adjustment. Concurrently with the delivery of those Financial Statements, the Borrower shall deliver to the Administrative Agent and the Lenders a certificate, signed by its chief financial officer, setting forth in reasonable detail the basis for the continuance of, or any change in, the Applicable Margins. Failure to timely deliver such Financial Statements shall, in addition to any other remedy provided for in this Agreement, result in an increase in the Applicable Margins to the highest level set forth in the foregoing grid, until the first day of the first calendar month following the delivery of those Financial Statements demonstrating that such an increase is not required. If a Default or Event of Default has occurred and is continuing at the time any reduction in the Applicable Margins is to be implemented, no reduction may occur until the first day of the first calendar month following the date on which such Default or Event of Default is waived or cured.

"Assignee" has the meaning specified in Section 11.2(a).

"Assignment and Acceptance" has the meaning specified in Section 11.2(a).

"Attorney Costs" means and includes all reasonable fees, expenses and disbursements of any law firm or other counsel engaged by the Administrative Agent, the reasonably allocated costs and expenses of internal legal services of the Administrative Agent.

"Availability" means, at any time the lesser of (a) the Maximum Revolver Amount or (b) the Borrowing Base minus (c) in each case, the Aggregate Revolver Outstandings.

"Bank" means Bank of America, N.A., a national banking association, or any successor entity thereto.

"Bank Product Agreements" means any agreements evidencing or describing an Bank Product, including (i) credit card agreements; (ii) agreements in respect of any ACH Transactions; (iii) Treasury Management Agreements; and (iv) Hedge Agreements.

"Bank Products" means any one or more of the following types of services or facilities extended to the Borrower by the Bank or any affiliate of the Bank in reliance on the Bank's agreement to indemnify such affiliate or any other
Lender: (i) credit cards; (ii) ACH Transactions; (iii) cash management, including controlled disbursement services; and (iv) hedging arrangements.

"Bank Product Reserves" means all reserves which the Administrative Agent from time to time establishes in its reasonable discretion for the Bank Products then provided or outstanding or under any applicable Bank Product Agreement.

"Bankruptcy Code" means Title 11 of the United States Code (11 U.S.C. ss. 101 et seq.).

"Base Rate" means, for any day, the rate of interest in effect for such day as publicly announced from time to time by the Bank in Charlotte, North Carolina as its "prime rate" (the "prime rate" being a rate set by the Bank based upon various factors including the Bank's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate). Any change in the prime rate announced by the Bank shall take effect at the opening of business on the day specified in the public announcement of such change. Each Interest Rate based upon the Base Rate shall be adjusted simultaneously with any change in the Base Rate.

"Base Rate Loans" means, collectively, the Base Rate Revolving Loans.

"Base Rate Revolving Loan" means a Revolving Loan during any period in which it bears interest based on the Base Rate.

"Blocked Account Agreement" means an agreement among the Borrower, the Administrative Agent and a Clearing Bank, in form and substance reasonably satisfactory to the Administrative Agent, concerning the collection of payments which represent the proceeds of Accounts or of any other Collateral.

"Borrowing" means a borrowing hereunder consisting of Revolving Loans made on the same day by the Lenders to the Borrower or by Bank in the case of a Borrowing funded by Non-Ratable Loans or by the Administrative Agent in the case of a Borrowing consisting of an Agent Advance, or the issuance of Letters of Credit hereunder.

"Borrowing Base" means, at any time, an amount equal to (a) the sum of (A) eighty-five percent (85%) of the Net Amount of Eligible Accounts; plus (B) the lesser of (i) seventy percent (70%) of the Net Amount of Eligible Non-Invoiced Accounts or (ii) $30,000,000; minus (b) Reserves from time to time established by the Administrative Agent in its reasonable credit judgment.

"Borrowing Base Certificate" means a certificate by a Responsible Officer of the Borrower, substantially in the form of Exhibit B (or another form acceptable to the Administrative Agent) setting forth the calculation of the Borrowing Base, including a calculation of each component thereof, all in such detail as shall be reasonably satisfactory to the Administrative Agent. All calculations of the Borrowing Base in connection with the preparation of any Borrowing Base Certificate shall originally be made by the Borrower and certified to the Administrative Agent; provided, that the Administrative Agent shall have the right to review and adjust, in the exercise of its reasonable credit judgment, any such calculation (1) to reflect its reasonable estimate of declines in value of any of the Collateral described therein, and (2) to the extent that such calculation is not in accordance with this Agreement.

"Business Day" means (a) any day that is not a Saturday, Sunday, or a day on which banks in Atlanta, Georgia or Charlotte, North Carolina are required or permitted to be closed, and (b) with respect to all notices, determinations, fundings and payments in connection with the LIBOR Rate or LIBOR Rate Loans, any day that is a Business Day pursuant to clause (a) above and that is also a day on which trading in Dollars is carried on by and between banks in the London interbank market.

"Capital Adequacy Regulation" means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

"Capital Expenditures" means all payments due (whether or not paid) in respect of the cost of any fixed asset or improvement, or replacement, substitution, or addition thereto, which has a useful life of more than one year, including, without limitation, those costs arising in connection with the direct or indirect acquisition of such asset by way of increased product or service charges or in connection with a Capital Lease.

        "Capital Lease" means any lease of property by the Borrower which, in accordance with GAAP, should be reflected as a capital lease on the balance sheet of the Borrower.

"Capital Stock" means (i) in the case of a corporation, capital stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (iii) in the case of a partnership, partnership interests (whether general or limited), (iv) in the case of a limited liability company, membership interests and (v) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

        "Cash Equivalents" means (a) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition, (b) U.S. dollar denominated time deposits and certificates of deposit of (i) any Lender, (ii) any domestic commercial bank of recognized standing having capital and surplus in excess of $500,000,000 or (iii) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank being an "Approved Bank"), in each case with maturities of not more than 270 days from the date of acquisition,
(c) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by, any domestic corporation rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's and maturing within six months of the date of acquisition, (d) repurchase agreements entered into by any Person with a bank or trust company (including any of the Lenders) or recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States of America in which such Person shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations and (e) Investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment




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Company Act of 1940, as amended, which are administered by reputable financial institutions having capital of at least $500,000,000 and the portfolios of which are limited to Investments of the character described in the foregoing subdivisions (a) through (d).

"Change of Control" means the occurrence of any of the following events: (i) any Person or two or more Persons acting in concert shall have acquired "beneficial ownership," directly or indirectly, of, or shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of, control over, Voting Stock of the Borrower (or other securities convertible into such Voting Stock) representing thirty-three and one third percent (33 1/3%) or more of the combined voting power of all Voting Stock of the Borrower, or (ii) during any period of up to 24 consecutive months, commencing after the Closing Date, individuals who at the beginning of such 24 month period were directors of the Borrower (together with any new director whose election by the Borrower's Board of Directors or whose nomination for election by the Borrower's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors of the Borrower then in office. As used herein, "beneficial ownership" shall have the meaning provided in Rule 13d-3 of the Securities and Exchange Commission under the Securities Act of 1934.

"Chattel Paper" means all of the Credit Parties' now owned or hereafter acquired chattel paper, as defined in the UCC, including electronic chattel paper.

"Clearing Bank" means the Bank or any other banking institution with whom a Payment Account has been established pursuant to a Blocked Account Agreement.

"Closing Date" means the date of this Agreement.

"Closing Fee" has the meaning specified in Section 2.4.

"Code" means the Internal Revenue Code of 1986.

"Collateral" means all of the Borrower's real and personal property and all other assets of any Person from time to time subject to Administrative Agent's Liens securing payment or performance of the Obligations.

"Commitment" means, at any time with respect to a Lender, the principal amount set forth beside such Lender's name under the heading "Commitment" on Schedule
1.2 attached to the Agreement or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 11.2, as such Commitment may be adjusted from time to time in accordance with the provisions of Section 11.2, and "Commitments" means, collectively, the aggregate amount of the commitments of all of the Lenders.

        "Consolidated Parties" means a collective reference to the Borrower and its Subsidiaries, and "Consolidated Party" means any one of them.

"Contaminant" means any waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, asbestos in any form or condition, polychlorinated biphenyls ("PCBs"), or any constituent of any such substance or waste.

        "Continuation/Conversion Date" means the date on which a Loan is converted into or continued as a LIBOR Rate Loan.

"Credit Parties" means a collective reference to the Borrower and the Guarantors, and "Credit Party" means any one of them.

"Credit Support" has the meaning specified in Section 1.4(a).

"Debt" means, without duplication, all liabilities, obligations and indebtedness of the Borrower to any Person, of any kind or nature, now or hereafter owing, arising, due or payable, howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise, consisting of indebtedness for borrowed money or the deferred purchase price of property, excluding trade payables, but including
(a) all Obligations; (b) all obligations and liabilities of any Person secured by any Lien on the Borrower's property, even though the Borrower shall not have assumed or become liable for the payment thereof; provided, however, that all such obligations and liabilities which are limited in recourse to such property shall be included in Debt only to the extent of the book value of such property as would be shown on a balance sheet of the Borrower prepared in accordance with GAAP; (c) all obligations or liabilities created or arising under any Capital Lease or conditional sale or other title retention agreement with respect to property used or acquired by the Borrower, even if the rights and remedies of the lessor, seller or lender thereunder are limited to repossession of such property; provided, however, that all such obligations and liabilities which are limited in recourse to such property shall be included in Debt only to the extent of the book value of such property as would be shown on a balance sheet of the Borrower prepared in accordance with GAAP; (d) all obligations and liabilities under Guaranties and (e) the present value (discounted at the Base Rate) of lease payments due under synthetic leases.

"Default" means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured, waived, or otherwise remedied during such time) constitute an Event of Default.

"Default Rate" means a fluctuating per annum interest rate at all times equal to the sum of (a) the otherwise applicable Interest Rate plus (b) two percent (2%) per annum. Each Default Rate shall be adjusted simultaneously with any change in the applicable Interest Rate. In addition, the Default Rate shall result in an increase in the Letter of Credit Fee by two (2) percentage points per annum.

"Defaulting Lender" has the meaning specified in Section 12.15(d).

"Designated Account" has the meaning specified in Section 1.2(c).

"Distribution" means, in respect of any corporation: (a) the payment or making of any dividend or other distribution of property in respect of capital stock (or any options or warrants for, or other rights with respect to, such stock) of such corporation, other than distributions in capital stock (or any options or warrants for such stock) of the same class; or (b) the redemption or other acquisition by such corporation of any capital stock (or any options or warrants for such stock) of such corporation.

"Documents" means all documents as such term is defined in the UCC, including bills of lading, warehouse receipts or other documents of title, now owned or hereafter acquired by a Credit Party. "DOL" means the United States Department of Labor or any successor department or agency.

        "Dollar" and "$" means dollars in the lawful currency of the United States. Unless otherwise specified, all payments under the Agreements shall be made in Dollars.

"Domestic Subsidiary" means, with respect to any Person, any Subsidiary of such Person which is incorporated or organized under the laws of any State of the United States or the District of Columbia.

"EBITDA" means, with respect to any fiscal period of the Borrower, Adjusted Net Earnings from Operations, plus, to the extent deducted in the determination of Adjusted Net Earnings from Operations for that fiscal period, interest expenses, Federal, state, local and foreign income taxes, depreciation and amortization.

"Eligible Accounts" means the Accounts which the Administrative Agent in the exercise of its reasonable commercial discretion determines to be Eligible Accounts. Without limiting the discretion of the Administrative Agent to establish other criteria of ineligibility, Eligible Accounts shall not, unless the Administrative Agent in its sole discretion elects, include any Account:

(a) with respect to which more than 90 days have elapsed since the date of the original invoice therefore;

(b) with respect to which any of the representations, warranties, covenants, and agreements contained in the Security Agreement are incorrect or have been breached;

(c) with respect to which Account (or any other Account due from such Account Debtor), in whole or in part, a check, promissory note, draft, trade acceptance or other instrument for the payment of money has been received, presented for payment and returned uncollected for any reason;

(d) which represents a progress billing (as hereinafter defined) or as to which a Credit Party has extended the time for payment without the consent of the Administrative Agent; for the purposes hereof, "progress billing" means any invoice for goods sold or leased or services rendered under a contract or agreement pursuant to which the Account Debtor's obligation to pay such invoice is conditioned upon a Credit Party's completion of any further performance under the contract or agreement;

(e) with respect to which any one or more of the following events has occurred to the Account Debtor on such Account: death or judicial declaration of incompetency of an Account Debtor who is an individual; the filing by or against the Account Debtor of a request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as a bankrupt, winding-up, or other relief under the bankruptcy, insolvency, or similar laws of the United States, any state or territory thereof, or any foreign jurisdiction, now or hereafter in effect; the making of any general assignment by the Account Debtor for the benefit of creditors; the appointment of a receiver or trustee for the Account Debtor or for any of the assets of the Account Debtor, including, without limitation, the appointment of or taking possession by a "custodian," as defined in the Federal Bankruptcy Code; the institution by or against the Account Debtor of any other type of insolvency proceeding (under the bankruptcy laws of the United States or otherwise) or of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against, or winding up of affairs of, the Account Debtor; the sale, assignment, or transfer of all or any material part of the assets of the Account Debtor; the nonpayment generally by the Account Debtor of its debts as they become due; or the cessation of the business of the Account Debtor as a going concern;

(f) if fifty percent (50%) or more of the aggregate Dollar amount of outstanding Accounts owed at such time by the Account Debtor thereon is classified as ineligible under clause (a) above;

(g) owed by an Account Debtor which: (i) does not maintain its chief executive office in the United States of America or Canada (other than the Province of Newfoundland); or (ii) is not organized under the laws of the United States of America or Canada or any state or province thereof; or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof; except to the extent that such Account is secured or payable by a letter of credit satisfactory to the Administrative Agent in its discretion;

(h) owed by an Account Debtor which is an Affiliate or employee of a Credit Party;

(i) except as provided in clause (k) below, with respect to which either the perfection, enforceability, or validity of the Administrative Agent's Liens in such Account, or the Administrative Agent's right or ability to obtain direct payment to the Administrative Agent of the proceeds of such Account, is governed by any federal, state, or local statutory requirements other than those of the UCC;

(j) owed by an Account Debtor to which a Credit Party or any of its Subsidiaries, is indebted in any way, or which is subject to any right of setoff or recoupment by the Account Debtor, unless the Account Debtor has entered into an agreement acceptable to the Administrative Agent to waive setoff rights; or if the Account Debtor thereon has disputed liability or made any claim with respect to any other Account due from such Account Debtor; but in each such case only to the extent of such indebtedness, setoff, recoupment, dispute, or claim;

(k) owed by the government of the United States of America, or any department, agency, public corporation, or other instrumentality thereof, unless the Federal Assignment of Claims Act of 1940, as amended (31 U.S.C. ss. 3727 et seq.), and any other steps necessary to perfect the Administrative Agent's Liens therein, have been complied with to the Administrative Agent's satisfaction with respect to such Account;

(l) owed by any state, municipality, or other political subdivision of the United States of America, or any department, agency, public corporation, or other instrumentality thereof and as to which the Administrative Agent determines that its Lien therein is not or cannot be perfected;

(m) which represents a sale on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment, or other repurchase or return basis;

(n) which is evidenced by a promissory note or other instrument or by chattel paper, unless the original thereof shall have been delivered to, and the payment terms thereunder are acceptable to, the Administrative Agent;

(o) if the Administrative Agent believes, in the exercise of its reasonable judgment, that the prospect of collection of such Account is impaired or that the Account may not be paid by reason of the Account Debtor's financial inability to pay;

(p) with respect to which the Account Debtor is located in any state requiring the filing of a Notice of Business Activities Report or similar report in order to permit a Credit Party to seek judicial enforcement in such State of payment of such Account, unless such Credit Party has qualified to do business in such state or has filed a Notice of Business Activities Report or equivalent report for the then current year;

(q) which arises out of a sale not made in the ordinary course of the Credit Party's business;

(r) with respect to which the goods giving rise to such Account have not been shipped and delivered to and accepted by the Account Debtor or the services giving rise to such Account have not been performed by a Credit Party, and, if applicable, accepted by the Account Debtor, or the Account Debtor revokes its acceptance of such goods or services;

(s) owed by an Account Debtor which is obligated to a Credit Party respecting Accounts the aggregate unpaid balance of which exceeds twenty percent (20%) of the aggregate unpaid balance of all Accounts owed to such Credit Party at such time by all of such Credit Party' s Account Debtors, but only to the extent of such excess;

(t) which is not subject to a first priority and perfected security interest in favor of the Administrative Agent for the benefit of the Lenders;

(u) which fails to comply in any material respect with the representations and warranties set forth in Section 5(f) of the Security Agreement. If any Account at any time ceases to be an Eligible Account, then such Account shall promptly be excluded from the calculation of Eligible Accounts.

         "Eligible Acquisition" means any transaction or series of transactions pursuant to or as a result of which the Borrower merges or consolidates with or otherwise acquire all or a substantial portion of the ownership interests or assets or properties of any Person (an "Acquisition") with respect to which all of the Acquisition Conditions and all of the conditions set forth below have been satisfied in full:

         (a) if such Acquisition involves the purchase of stock or other ownership interests, (i) the acquired Person shall be organized and existing under the laws of, and shall have its primary place of business located in, a state of the United States, and (ii) such Acquisition shall be effected in such a manner as to ensure that the acquired Person is promptly merged into the Borrower, with the Borrower being the surviving entity;

         (b) the primary business activity of the target is the same or substantially similar to the business activities of the Borrower;

         (c) the Borrower shall not have assumed or agreed to remain liable with respect to any Debt (including any material tax or ERISA liability) of a target, except obligations of a target incurred in the ordinary course of its business and necessary to the continued operation of its underlying properties, and such other Debt as Administrative Agent shall approve, and any other such liabilities or obligations not permitted to be assumed or otherwise supported by the Borrower hereunder shall be paid in full on or before the consummation of such Acquisition;

         (d) all assets and properties acquired in connection with any such Acquisition shall be free and clear of any liens, charges and other encumbrances other than those constituting Permitted Liens; and

         (e) Administrative Agent and Administrative Agent's counsel shall have conducted, or caused to be conducted by Persons selected by Administrative Agent, all such due diligence reviews, audits and investigations (including without limitation, environmental audits) as they shall have deemed reasonably necessary or appropriate in connection with the proposed Acquisition, and Administrative Agent shall be satisfied in its sole discretion with the scope and the results thereof.

"Eligible Assignee" means (a) a commercial bank, commercial finance company or other asset based lender, having total assets in excess of $1,000,000,000; (b) any Lender listed on the signature page of this Agreement; (c) any Affiliate of any Lender; and (d) if an Event of Default has occurred and is continuing, any Person reasonably acceptable to the Administrative Agent.

         "Eligible Non-Invoiced Accounts" means Accounts (a) which have been earned by a Credit Party's performance and which are accrued on a Credit Party's books and records but which have not been invoiced by such Credit party; (b) which remain uninvoiced for no longer than 45 days after the date on which the Credit Party's right to payment under such Account was earned; (c) which are reflected on such Credit Party's books and records in form reasonably acceptable to Administrative Agent; (d) except for clauses (a) and (b) above, would otherwise satisfy the criteria applicable to Eligible Accounts generally; and (e) which the Administrative Agent in the exercise of its reasonable commercial discretion determines to be Eligible Non-Invoiced Accounts.

         "Eligible Securities Repurchase" means any transaction or series of transactions pursuant to or as a result of which the Borrower redeems or repurchases its Capital Stock with respect to which all of the conditions set forth below have been satisfied in full:

         (a) no holder of Capital Stock of Borrower to be repurchased by Borrower is a party to this Agreement or an Affiliate of Borrower or any of the other Consolidated Parties;

         (b) the repurchase of such Capital Stock shall be conducted by a brokerage firm of national standing and the manner and method of such repurchase shall comply with all applicable laws, rules and regulations governing the solicitation, tender and sale of registered securities, including compliance with the Securities Act of 1933, as amended, the Exchange Act, all rules and regulations promulgated thereunder or by the Securities and Exchange Commission, and all applicable state and local securities laws, rules and regulations;

         (c) the repurchase of such Capital Stock shall not be violative of the Florida Business Corporation Act or any other applicable corporations law; and

         (d) after giving effect to any such proposed repurchase of such Capital Stock Borrower will be Solvent.

"Environmental Claims" means all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for a Release or injury to the environment.

"Environmental Compliance Reserve" means any reserve which the Administrative Agent establishes in its reasonable discretion after prior written notice to the Borrower from time to time for amounts that are reasonably likely to be expended by the Borrower in order for the Borrower and its operations and property (a) to comply with any notice from a Governmental Authority asserting material non-compliance with Environmental Laws, or (b) to correct any such material non-compliance identified in a report delivered to the Administrative Agent and the Lenders pursuant to Section 7.7.

"Environmental Laws" means all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case relating to environmental, health, safety and land use matters.

"Environmental Lien" means a Lien in favor of any Governmental Authority for
(a) any liability under Environmental Laws, or (b) damages arising from, or costs incurred by such Governmental Authority in response to, a Release or threatened Release of a Contaminant into the environment.

"Equipment" means all of the Credit Parties' now owned and hereafter acquired machinery, equipment, furniture, furnishings, fixtures, and other tangible personal property (except Inventory), including embedded software, motor vehicles with respect to which a certificate of title has been issued, aircraft, dies, tools, jigs, and office equipment, as well as all of such types of property leased by the Credit Parties and all of the Credit Parties' rights and interests with respect thereto under such leases (including, without limitation, options to purchase); together with all present and future additions and accessions thereto, replacements therefor, component and auxiliary parts and supplies used or to be used in connection therewith, and all substitutes for any of the foregoing, and all manuals, drawings, instructions, warranties and rights with respect thereto; wherever any of the foregoing is located.

"ERISA" means the Employee Retirement Income Security Act of 1974, and regulations promulgated thereunder.

"ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of Section 414(b) or
(c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

"ERISA Event" means (a) a Reportable Event with respect to a Pension Plan, (b) a withdrawal by the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA, (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multi-employer Plan or notification that a Multi-employer Plan is in reorganization, (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multi-employer Plan, (e) the occurrence of an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multi-employer Plan, or (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate.

"Event of Default" has the meaning specified in Section 9.1.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and regulations promulgated thereunder.

"FDIC" means the Federal Deposit Insurance Corporation, and any Governmental Authority succeeding to any of its principal functions.

"Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to the Bank on such day on such transactions as determined by the Administrative Agent.

"Federal Reserve Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

"Fee Letter" means the letter from Administrative Agent to Borrower dated November __, 2000, setting forth certain fees and charges payable in connection with the provision and syndication credit facilities under this Agreement.

"Financial Statements" means, according to the context in which it is used, the financial statements referred to in Sections 5.2 and 6.6 or any other financial statements required to be given to the Lenders pursuant to this Agreement.

"Fiscal Year" means the Borrower's fiscal year for financial accounting purposes. The current Fiscal Year of the Borrower will end on December 31, 2000.

"Fixed Assets" means the Equipment and Real Estate of the Borrower.

        "Foreign Subsidiary" means, with respect to any Person, any Subsidiary of such Person which is not a Domestic Subsidiary of such Person.

        "Funded Debt" means, with respect to any Person, without duplication, all Debt of such Person which would, in accordance with GAAP, constitute long term debt, including (a) any Debt with a maturity more than one (1) year after the creation thereof, (b) any Debt which is renewable or extendable at the option of the Borrower for a period of more than one (1) year from the date of the creation of such Debt; and (c) all obligations owing in respect of Capital Leases, plus (ii) without duplication, current maturities of long term Debt.

"Funding Date" means the date on which a Borrowing occurs.

"GAAP" means generally accepted accounting principles and practices set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American

Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the Closing Date.

"General Intangibles" means all of the Credit Parties' now owned or hereafter acquired general intangibles, choses in action and causes of action and all other intangible personal property of the Credit Parties of every kind and nature (other than Accounts), including, without limitation, all contract rights, payment intangibles, Proprietary Rights, corporate or other business records, inventions, designs, blueprints, plans, specifications, patents, patent applications, trademarks, service marks, trade names, trade secrets, goodwill, copyrights, computer software, customer lists, registrations, licenses, franchises, tax refund claims, any funds which may become due to the Credit Parties in connection with the termination of any Plan or other employee benefit plan or any rights thereto and any other amounts payable to the Credit Parties from any Plan or other employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, property, casualty or any similar type of insurance and any proceeds thereof, proceeds of insurance covering the lives of key employees on which a Credit Party is a beneficiary, rights to receive dividends, distributions, cash, Instruments and other property in respect of or in exchange for pledged equity interests or Investment Property and any letter of credit, guarantee, claim, security interest or other security held by or granted to a Credit Party.

"Governmental Authority" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

         "Guarantor" means a collective reference to each of the Subsidiary Guarantors.

"Guaranty" means, with respect to any Person, all obligations of such Person which in any manner directly or indirectly guarantee or assure, or in effect guarantee or assure, the payment or performance of any indebtedness, dividend or other obligations of any other Person (the "guaranteed obligations"), or assure or in effect assure the holder of the guaranteed obligations against loss in respect thereof, including any such obligations incurred through an agreement, contingent or otherwise: (a) to purchase the guaranteed obligations or any property constituting security therefor; (b) to advance or supply funds for the purchase or payment of the guaranteed obligations or to maintain a working capital or other balance sheet condition; or (c) to lease property or to purchase any debt or equity securities or other property or services.

"Hedge Agreement" means any and all transactions, agreements or documents now existing or hereafter entered into, which provides for an interest rate, credit, commodity or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging the Borrower's exposure to fluctuations in interest or exchange rates, loan, credit exchange, security or currency valuations or commodity prices.

         "Immaterial Subsidiary" means any Subsidiary of a Credit Party in which (a) the portion of Consolidated EBITDA for the twelve month period most recently ending attributable to such Subsidiary does not exceed 5% of Consolidated EBITDA for such period and (b) the assets of such Subsidiary do not constitute more than 5% of Total Assets, as of the end of the most recent fiscal quarter of the Borrower.

"Instruments" means all instruments as such term is defined in the UCC, now owned or hereafter acquired by a Credit Party.

"Interest Period" means, as to any LIBOR Rate Loan, the period commencing on the Funding Date of such Loan or on the Continuation/Conversion Date on which the Loan is converted into or continued as a LIBOR Rate Loan, and ending on the date one, two, three or six months thereafter as selected by the Borrower in its Notice of Borrowing, in the form attached hereto as Exhibit D, or Notice of Continuation/Conversion, in the form attached hereto as Exhibit E, provided that:

                   (a) if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

                   (b) any Interest Period pertaining to a LIBOR Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

                   (c) no Interest Period shall extend beyond the Stated Termination Date.

"Interest Rate" means each or any of the interest rates, including the Default Rate, set forth in Section 2.1.

"Inventory" means all of the Credit Parties' now owned and hereafter acquired inventory, goods and merchandise, wherever located, to be furnished under any contract of service or held for sale or lease, all returned goods, raw materials, work-in-process, finished goods (including embedded software), other materials and supplies of any kind, nature or description which are used or consumed in the Credit Parties' business or used in connection with the packing, shipping, advertising, selling or finishing of such goods, merchandise, and all documents of title or other Documents representing them.

         "Investment" means (a) the acquisition (whether for cash, property, services, assumption of Indebtedness, securities or otherwise) of assets, Capital Stock, bonds, notes, debentures, partnership, joint ventures or other ownership interests or other securities of any Person or (b) any deposit with, or advance, loan or other extension of credit to, any Person (other than deposits made in connection with the purchase of equipment or other assets in the ordinary course of business) or (c) any other capital contribution to or investment in any Person, including, without limitation, any Obligations (including any support for a letter of credit issued on behalf of such Person) incurred for the benefit of such Person.

"Investment Property" means all of the Credit Parties' right title and interest in and to any and all: (a) securities whether certificated or uncertificated;
(b) securities entitlements; (c) securities accounts; (d) commodity contracts; or (e) commodity accounts.

         "IRS" means the Internal Revenue Service and any Governmental Authority succeeding to any of its principal functions under the Code.

         "Joinder Agreement" means a Joinder Agreement substantially in the form of Exhibit 7.12 hereto, executed and delivered by an Additional Credit Party in accordance with the provisions of Section 7.12.

"Latest Projections" means: (a) on the Closing Date and thereafter until the Administrative Agent receives new projections pursuant to Section 5.2(e), the projections of the Borrower's financial condition, results of operations, and cash flows, for the period commencing on October 1, 2000 and ending on December 31, 2001 and delivered to the Administrative Agent prior to the Closing Date; and (b) thereafter, the projections most recently received by the Administrative Agent pursuant to Section 5.2(f).

"Lender" and "Lenders" have the meanings specified in the introductory paragraph hereof and shall include the Administrative Agent to the extent of any Agent Advance outstanding and the Bank to the extent of any Non-Ratable Loan outstanding; provided that no such Agent Advance or Non-Ratable Loan shall be taken into account in determining any Lender's Pro Rata Share.

"Letter of Credit" has the meaning specified in Section 1.4(a).

"Letter of Credit Fee" has the meaning specified in Section 2.6.

"Letter of Credit Issuer" means the Bank, any affiliate of the Bank or any other financial institution that issues any Letter of Credit pursuant to this Agreement.

"Letter of Credit Subfacility" means $5,000,000.

"LIBOR Interest Payment Date" means, with respect to a LIBOR Rate Loan, the Termination Date, the first day of each month during any applicable Interest Period applicable to such Loan and the last day of such Interest Period.

"LIBOR Rate" means, for any Interest Period, with respect to LIBOR Rate Loans, the rate of interest per annum determined pursuant to the following formula:

         LIBOR Rate  =                    Offshore Base Rate
                        ------------------------------------------------------
                                  1.00 - Eurodollar Reserve Percentage

Where,
         "Offshore Base Rate" means the rate per annum appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the Offshore Base Rate shall be, for any Interest Period, the rate per annum appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates. If for any reason none of the foregoing rates is available, the Offshore Base Rate shall be, for any Interest Period, the rate per annum determined by Administrative Agent as the rate of interest at which dollar deposits in the approximate amount of the LIBOR Rate Loan comprising part of such Borrowing would be offered by the Bank's London Branch to major banks in the offshore dollar market at their request at or about 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period.

         "Eurodollar Reserve Percentage" means, for any day during any Interest Period, the reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day applicable to member banks under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"). The Offshore Rate for each outstanding LIBOR Rate Loan shall be adjusted automatically as of the effective date of any change in the Eurodollar Reserve Percentage.

"LIBOR Rate Loans" means, collectively, the LIBOR Revolving Loans.

"LIBOR Revolving Loan" means a Revolving Loan during any period in which it bears interest based on the LIBOR Rate.

"Lien" means: (a) any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute, or contract, and including a security interest, charge, claim, or lien arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, agreement, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes; (b) to the extent not included under clause
(a), any reservation, exception, encroachment, easement, right-of-way, covenant, condition, restriction, lease or other title exception or encumbrance affecting property; and (c) any contingent or other agreement to provide any of the foregoing.

"Loan Account" means the loan account of the Borrower, which account shall be maintained by the Administrative Agent.

"Loan Documents" means this Agreement, the Notes, the Security Agreement, the Pledge Agreement and any other agreements, instruments, and documents heretofore, now or hereafter evidencing, securing, guaranteeing or otherwise relating to the Obligations, the Collateral, or any other aspect of the transactions contemplated by this Agreement.

"Loans" means, collectively, all loans and advances provided for in Article 1.

"Majority Lenders" means at any date of determination Lenders whose Pro Rata Shares aggregate more than 50%.

"Margin Stock" means "margin stock" as such term is defined in Regulation T, U or X of the Federal Reserve Board.

"Material Adverse Effect" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of the Borrower, the Collateral or any guarantor of the Obligations; (b) a material impairment of the ability of the Borrower or any Affiliate of Borrower (other than an Immaterial Subsidiary) to perform under any Loan Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against the Credit Parties of any Loan Document to which it is a party.

        "Maximum Revolver Amount" means $90,000,000.00.

"Moody's" means Moody's Investors Service, Inc., or any successor or assignee of the business of such company in the business of rating securities.

"Multi-employer Plan" means a "multi-employer plan" as defined in Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding six (6) years contributed to by the Borrower or any Eligible Non-Invoiced Accounts.

"Net Amount of Eligible Accounts/ Net Amount of Eligible Non-Invoiced Accounts" means, at any time, the gross amount of Eligible Accounts or Eligible Non-Invoiced Accounts, as the case may be, less sales, excise or similar taxes, and less discounts, claims, credits, and allowances, accrued rebates, offsets, deductions, counterclaims, disputes and other defenses of any nature at any time issued, owing, granted, outstanding, available or claimed.

"Non-Ratable Loan" and "Non-Ratable Loans" have the meanings specified in
Section 1.2(h).

"Notes" means Revolving Loan Notes.

"Notice of Borrowing" has the meaning specified in Section 1.2(b).

"Notice of Continuation/Conversion" has the meaning specified in Section
2.2(b).

"Obligations" means all present and future loans, advances, liabilities, obligations, covenants, duties, and debts owing by the Borrower to the Administrative Agent and/or any Lender, arising under or pursuant to this Agreement or any of the other Loan Documents, whether or not evidenced by any note, or other instrument or document, whether arising from an extension of credit, opening of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, as principal or guarantor, and including all principal, interest, charges, expenses, fees, attorneys' fees, filing fees and any other sums chargeable to the Borrower hereunder or under any of the other Loan Documents. "Obligations" includes, without limitation, (a) all debts, liabilities, and obligations now or hereafter arising from or in connection with the Letters of Credit and (b) all debts, liabilities and obligations now or hereafter arising from or in connection with Bank Products.

"Officer Loan Reserve" means the sum of $1,850,000, for so long as indebtedness in approximately such amount remains outstanding and guaranteed by the Borrower on behalf of Peter Dominici, Jr.

"Other Taxes" means any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.

"Participant" means any Person who shall have been granted the right by any Lender to participate in the financing provided by such Lender under this Agreement, and who shall have entered into a participation agreement in form and substance satisfactory to such Lender.

"Payment Account" means each bank account established pursuant to the Security Agreement, to which the proceeds of Accounts and other Collateral are deposited or credited, and which is maintained in the name of the Administrative Agent or the Borrower, as the Administrative Agent may determine, on terms acceptable to the Administrative Agent.

"PBGC" means the Pension Benefit Guaranty Corporation or any Governmental Authority succeeding to the functions thereof.

"Pending Revolving Loans" means, at any time, the aggregate principal amount of all Revolving Loans requested in any Notice of Borrowing received by the Administrative Agent which have not yet been advanced.

"Pension Plan" means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which the Borrower sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a Multi-employer Plan has made contributions at any time during the immediately preceding five (5) plan years.

         "Permitted Investments" means Investments which are either (i) cash and Cash Equivalents; (ii) accounts receivable created, acquired or made by any Consolidated Party in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; (iii) Investments consisting of Capital Stock, obligations, securities or other property received by any Consolidated Party in settlement of accounts receivable (created in the ordinary course of business) from bankrupt obligors; (iv) Investments by one Credit Party in another Credit Party; (v) loans to directors and officers of the Borrower in an amount not to exceed $5,000,000 in the aggregate at any one time outstanding to the extent that (1) each such loan is secured by Capital Stock of the Borrower, (2) no such loan shall have a maturity date later than the Stated Termination Date, and (3) upon Agent's request, the Borrower shall have promptly provided to Agent the names of the officers and directors that have obtained such loans and their respective outstanding balances; (vi) capitalization of a new Subsidiary; provided, that the Credit Parties comply with the terms of Section 7.26 hereof with respect to such new Subsidiary;
(vii) the acquisition of the Ybor Property; (viii) Acquisitions made with the proceeds of Acquisition Loans and (ix) any other acquisition by any Credit Party of any Property provided that any such acquisition has been approved in writing by the Required Lenders, in their sole discretion.

"Permitted Liens" means:

(a) Liens for taxes not delinquent or statutory Liens for taxes in an amount not to exceed $100,000 provided that the payment of such taxes which are due and payable is being contested in good faith and by appropriate proceedings diligently pursued and as to which adequate financial reserves have been established on Borrower's books and records and a stay of enforcement of any such Lien is in effect;

(b)      the Administrative Agent's Liens;

(c) Liens consisting of deposits made in the ordinary course of business in connection with, or to secure payment of, obligations under worker's compensation, unemployment insurance, social security and other similar laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of Debt) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of Debt) or to secure statutory obligations (other than liens arising under ERISA or Environmental Liens) or surety or appeal bonds, or to secure indemnity, performance or other similar bonds;

(d) Liens securing the claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons, provided that if any such Lien arises from the nonpayment of such claims or demand when due, such claims or demands do not exceed $100,000 in the aggregate;

(e) Liens constituting encumbrances in the nature of reservations, exceptions, encroachments, easements, rights of way, covenants running with the land, and other similar title exceptions or encumbrances affecting any Real Estate; provided that they do not in the aggregate materially detract from the value of the Real Estate or materially interfere with its use in the ordinary conduct of the Borrower's business; and

(f) Liens arising from judgments and attachments in connection with court proceedings provided that the attachment or enforcement of such Liens would not result in an Event of Default hereunder and such Liens are being contested in good faith by appropriate proceedings, adequate reserves have been set aside and no material Property is subject to a material risk of loss or forfeiture and the claims in respect of such Liens are fully covered by insurance (subject to ordinary and customary deductibles) and a stay of execution pending appeal or proceeding for review is in effect.

"Permitted Use" means the application of the proceeds of the Loans for (a) Borrower's working capital purposes, (b) Eligible Acquisitions, (c) Eligible Securities Repurchases, (d) the refinancing of the outstanding Debt under the Prior Agreement, and (e) other purposes not inconsistent with the terms of this Agreement and the other Loan Documents.

"Person" means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, Governmental Authority, or any other entity.

"Plan" means an employee benefit plan (as defined in Section 3(3) of ERISA) which the Borrower sponsors or maintains or to which the Borrower makes, is making, or is obligated to make contributions and includes any Pension Plan.

         "Pledge Agreement" means the Pledge Agreement dated May 12, 2000, executed in favor of the Administrative Agent by certain of the Credit Parties, as at any time amended, modified, restated or supplemented from time to time.

"Proprietary Rights" means all of the Credit Parties' now owned and hereafter arising or acquired: licenses, franchises, permits, patents, patent rights, copyrights, works which are the subject matter of copyrights, trademarks, service marks, trade names, trade styles, patent, trademark and service mark applications, and all licenses and rights related to any of the foregoing, including those patents, trademarks, service marks, trade names and copyrights set forth on Schedule 6.12 hereto, and all other rights under any of the foregoing, all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing, and all rights to sue for past, present and future infringement of any of the foregoing.

"Pro Rata Share" means, with respect to a Lender, a fraction (expressed as a percentage), the numerator of which is the amount of such Lender's Commitment and the denominator of which is the sum of the amounts of all of the Lenders' Commitments, or if no Commitments are outstanding, a fraction (expressed as a percentage), the numerator of which is the amount of Obligations owed to such Lender and the denominator of which is the aggregate amount of the Obligations owed to the Lenders, in each case giving effect to a Lender's participation in Non-Ratable Loans and Agent Advances.

"Real Estate" means all of the Borrower's now or hereafter owned or leased estates in real property, including, without limitation, all fees, leaseholds and future interests, together with all of the Borrower's now or hereafter owned or leased interests in the improvements thereon, the fixtures attached thereto and the easements appurtenant thereto.

"Release" means a release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration of a Contaminant into the indoor or outdoor environment or into or out of any Real Estate or other property, including the movement of Contaminants through or in the air, soil, surface water, groundwater or Real Estate or other property.

"Reportable Event" means, any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

"Required Lenders" means at any time Lenders whose Pro Rata Shares aggregate to 66.66% or more.

"Requirement of Law" means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

"Reserves" means reserves that limit the availability of credit hereunder, consisting of reserves against Availability or Eligible Accounts, established by Administrative Agent from time to time in Administrative Agent's reasonable credit judgment. Without limiting the generality of the foregoing, the following reserves shall be deemed to be a reasonable exercise of Administrative Agent's credit judgment: (a) the Bank Product Reserves, (b) a reserve for accrued, unpaid interest on the Obligations, (c) reserves for rent at leased locations subject to statutory or contractual landlord liens, (d) dilution, (e) warehousemen's or bailees' charges, and (f) the Officer Loan Reserve.

"Responsible Officer" means the chief executive officer or the president of the Borrower, or any other officer having substantially the same authority and responsibility; or, with respect to compliance with financial covenants and the preparation of the Borrowing Base Certificate, the chief financial officer or the treasurer of the Borrower, or any other officer having substantially the same authority and responsibility.

"Revolving Loans" has the meaning specified in Section 1.2 and includes each Agent Advance and Non-Ratable Loan.

"Revolving Loan Note" and "Revolving Loan Notes" have the meanings specified in
Section 1.2(a)(ii).

         "Securities Repurchase Loan" means a Revolving Loan the proceeds of which will be used for Eligible Securities Repurchases.

         "Securities Repurchase Loan Conditions" means in respect of each request for any Securities Repurchase Loan, each of the following:

                  (i) the Borrower shall have given Administrative Agent two (2) days' prior written notice of its intent to request a Securities Repurchase Loan;

                  (ii) No Default or Event of Default exists, and no Default or Event of Default would exist after giving effect to the proposed Securities Repurchase Loan;

                  (iii) As of the date of the funding of the requested Securities Repurchase Loan, the Borrower shall have not less than $20,000,000 of Availability;

                  (iv) the Capital Stock to be repurchased by the Borrower is in connection with an Eligible Securities Repurchase; and

                  (v) the initial funded amount of all prior Securities Repurchase Loans, together with the amount of any requested Securities Repurchase Loan, shall not exceed $55,000,000 in the aggregate.

"Security Agreement" means the Security Agreement of even date herewith among the Credit Parties and Administrative Agent for the benefit of Administrative Agent and other Lenders.

"Settlement" and "Settlement Date" have the meanings specified in Section 12.15(a)(ii).

"Solvent" means, when used with respect to any Person, that at the time of determination:

         (a) the assets of such Person, at a fair valuation, are in excess of the total amount of its debts (including contingent liabilities); and

         (b) the present fair saleable value of its assets is greater than its probable liability on its existing debts as such debts become absolute and matured; and

         (c) it is then able and expects to be able to pay its debts (including contingent debts and other commitments) as they mature; and

         (d) it has capital sufficient to carry on its business as conducted and as proposed to be conducted.

For purposes of determining whether a Person is Solvent, the amount of any contingent liability shall be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

"Stated Termination Date" means November 3, 2003.

"Subsidiary" of a Person means any corporation, association, partnership, limited liability company, joint venture or other business entity of which more than fifty percent (50%) of the voting stock or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of the Borrower.

         "Subsidiary Guarantor" means each of the Persons identified as a "Subsidiary Guarantor" on the signature pages hereto and each Additional Credit Party which may hereafter execute a Joinder Agreement, together with their successors and permitted assigns, and "Subsidiary Guarantor" means any one of them.

"Supporting Obligations" shall have the meaning ascribed to such term in the Security Agreement.

"Taxes" means any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Administrative Agent, such taxes (including income taxes or franchise taxes) as are imposed on or measured by the Administrative Agent's or each Lender's net income in any the jurisdiction (whether federal, state or local and including any political subdivision thereof) under the laws of which such Lender or the Administrative Agent, as the case may be, is organized or maintains a lending office.

"Termination Date" means the earliest to occur of (i) the Stated Termination Date, (ii) the date the Total Facility is terminated either by the Borrower pursuant to Section 3.2 or by the Required Lenders pursuant to Section 9.2, and
(iii) the date this Agreement is otherwise terminated for any reason whatsoever pursuant to the terms of this Agreement.

"Total Facility" has the meaning specified in Section 1.1.

         "Treasury Management Agreements" means any and all agreements provided to any Credit Party by a Lender or an Affiliate of a Lender governing the provision of treasury or cash management services, including, without limitation, funds transfer, automated clearinghouse, zero balance accounts, controlled disbursement, lockbox, account reconciliation and reporting and trade finance services.

"UCC" means the Uniform Commercial Code, as in effect from time to time, of the State of Georgia or of any other state the laws of which are required as a result thereof to be applied in connection with the issue of perfection of security interests.

"Unfunded Pension Liability" means the excess of a Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

"Unused Letter of Credit Subfacility" means an amount equal to $5,000,000 minus the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit plus, without duplication, (b) the aggregate unpaid reimbursement obligations with respect to all Letters of Credit.

"Unused Line Fee" has the meaning specified in Section 2.5.

         "Voting Stock" means, with respect to any Person, Capital Stock issued by such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency.

Accounting Terms. Any accounting term used in the Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given in accordance with GAAP, and all financial computations in the Agreement shall be computed, unless otherwise specifically provided therein, in accordance with GAAP as consistently applied and using the same method for inventory valuation as used in the preparation of the Financial Statements.

Interpretive Provisions.

(a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

(b) The words "hereof," "herein," "hereunder" and similar words refer to the Agreement as a whole and not to any particular provision of the Agreement; and Subsection, Section, Schedule and Exhibit references are to the Agreement unless otherwise specified.

(c)      (i)      The term "documents" includes any and all instruments,
documents, agreements, certificates, indentures, notices and other writings, however evidenced.

         (ii) The term "including" is not limiting and means "including without limitation."

         (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including," the words "to" and "until" each mean "to but excluding" and the word "through" means "to and including."

         (iv)     The word "or" is not exclusive.

(d) Unless otherwise expressly provided herein, (i) references to agreements (including the Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

(e) The captions and headings of the Agreement and other Loan Documents are for convenience of reference only and shall not affect the interpretation of the Agreement.

(f) The Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.

(g) For purposes of Section 9.1, a breach of a financial covenant contained in Sections 7.23 or 7.24 shall be deemed to have occurred as of any date of determination thereof by the Administrative Agent or as of the last day of any specified measuring period, regardless of when the Financial Statements reflecting such breach are delivered to the Administrative Agent.

(h) The Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Administrative Agent, the Borrower and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Lenders or the Administrative Agent merely because of the Administrative Agent's or Lenders' involvement in their preparation.

                                   EXHIBIT A

                          FORM OF REVOLVING LOAN NOTE
                          ---------------------------

                                   EXHIBIT A
                                   ---------

                                    FORM OF
                              REVOLVING LOAN NOTE

  $____________________                                _________________, 200__

         FOR VALUE RECEIVED, kforce.com, Inc., a Florida corporation (the "Borrower"), hereby promises to pay to the order of ____________________, and its successors and assigns (the "Lender"), at the office of Bank of America, N.A. (the "Administrative Agent") as set forth in that certain Amended and Restated Credit Agreement, dated as of November 3, 2000 (as modified and supplemented and in effect from time to time, the "Credit Agreement"), between the Borrower, the Subsidiary Guarantors, the Lenders named therein (including the Lender) and Bank of America, N.A., as Administrative Agent, the principal sum of _____________________ DOLLARS ($ _____________________) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Revolving Loans made by the Lender to the Borrower under the Credit Agreement), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Revolving Loan, at such office, in like money and funds, for the period commencing on the date of such Revolving Loan until such Revolving Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

         This Note is one of the Revolving Loan Notes referred to in the Credit Agreement and evidences Revolving Loans made by the Lender thereunder. Capitalized terms used in this Revolving Loan Note and not otherwise defined shall have the respective meanings assigned to them in the Credit Agreement and the terms and conditions of the Credit Agreement are expressly incorporated herein and made a part hereof.

         The Credit Agreement provides for the acceleration of the maturity of the Revolving Loans evidenced by this Revolving Loan Note upon the occurrence of certain events (and for payment of collection costs in connection therewith) and for prepayments of Revolving Loans upon the terms and conditions specified therein. In the event this Revolving Loan Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorney fees.

         The date, amount, type, interest rate and duration of Interest Period (if applicable) of each Revolving Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books; provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing hereunder or under this Revolving Loan Note in respect of the Revolving Loans to be evidenced by this Revolving Loan Note, and each such recordation or endorsement shall be conclusive and binding absent manifest error.

         This Note and the Revolving Loans evidenced hereby may be transferred in whole or in part only pursuant to Section 11.2(a) of the Credit Agreement.

         THIS REVOLVING LOAN NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

         IN WITNESS WHEREOF, the Borrower has caused this Revolving Loan Note to be executed as of the date first above written.


                                          kforce.com,Inc.



                                          By:
                                             ----------------------------------

                                          Name:
                                               --------------------------------

                                          Title:
                                                -------------------------------

                                   EXHIBIT B

                       FORM OF BORROWING BASE CERTIFICATE

                                   EXHIBIT B
                                   ---------

                                    FORM OF
                           BORROWING BASE CERTIFICATE



         For the calendar month ended_________ , 200__.

         I, _____________________, [Title] of kforce.com, Inc. (the "Borrower")
hereby certify that, as of the date hereof, with respect to that certain Amended and Restated Credit Agreement dated as of November 3, 2000 (as the same may be amended, modified, extended or restated from time to time, the "Credit Agreement"; all of the defined terms in the Credit Agreement are incorporated herein by reference) among the Borrower, the Subsidiary Guarantors, the Lenders party thereto and Bank of America, N. A., as Administrative Agent:


                                    ACCOUNTS
                                    --------

1.       Accounts (as defined in the definition of
         Eligible Accounts in Section 1.1 of the
         Credit Agreement)                                      $______________

2.       (i) (a) Accounts which are not subject to
         a perfected, first priority Lien in favor
         of the Administrative Agent to secure
         Obligations                                            $______________

         (i)(b) Accounts subject to any Lien,
         other than a Permitted Lien                            $______________

         (ii) Accounts where an invoice has not
         been issued to the account debtor                      $______________

         (iii) Accounts to the extent such
         Accounts, together with all other
         Accounts from a single customer,
         constitute more than ten percent (10%) of
         the total Accounts of the Borrower                     $______________

         (iv) Accounts which are more than 90 days
         past invoice date (net of reserves for
         bad debts in connection with any such
         Accounts)                                              $______________

         (v) 50% of the book value of any Account
         not otherwise excluded by clause (iv)
         above but owing from an account debtor
         which is the account debtor on any
         existing Account then excluded by such
         clause (iv) (unless the exclusion by such
         clause (iv) is a result of a legitimate
         dispute by the account debtor and the
         applicable Account is no more than 90
         days past due)                                         $______________

         (vi) Accounts evidenced by notes, chattel
         paper or other instruments (unless such
         notes, chattel paper or instruments have
         been delivered to and are in the
         possession of the Administrative Agent)                $______________

         (vii) Accounts owing by an account debtor
         which is not solvent or is subject to any
         bankruptcy or insolvency proceeding of
         any kind                                               $______________

         (viii) Accounts owing by an account
         debtor located outside of the United
         States (unless payment for the goods
         shipped is secured by an irrevocable
         letter of credit in a form and from an
         institution acceptable to the
         Administrative Agent)                                  $______________

         (ix) Accounts which are contingent or
         subject to offset, deduction,
         counterclaim, dispute or other defense to
         payment, in each case to the extent of
         such offset, deduction, counterclaim,
         dispute or other defense                               $______________

         (x) Accounts for which any direct or
         indirect Subsidiary of the Borrower or
         any Affiliate of the Borrower is the
         account debtor                                         $______________

         (xi) Accounts representing a sale to the
         government of the United States or any
         agency or instrumentality thereof (unless
         the Federal Assignment of Claims Act or
         other similar applicable law has been
         complied with to the satisfaction of the
         Administrative Agent with respect to the
         granting of a security interest in such
         Account)                                               $______________

         (xii) Accounts which fail to meet such
         other specifications and requirements as
         may from time to time be established by
         the Administrative Agent                               $______________

         (xiii) Sum of lines (i) through (xii)                  $______________


3.       Eligible Accounts (Line 1 less Line 2
         (xiii))                                                $______________

4.       Eligible Accounts Borrowing Base (85% of
         Eligible Accounts)                                     $______________

5.       Eligible Non-Invoiced Accounts                         $______________

6.       Eligible Non-Invoiced Accounts Borrowing
         Base (70% of Eligible Non-Invoiced
         Accounts)                                              $______________

         With reference to this Borrowing Base certificate, I hereby certify that the above statements are true and correct.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this ________ day of ________________, 200__.

                                          kforce.com,Inc.



                                          By:
                                             ----------------------------------

                                          Name:
                                               --------------------------------

                                          Title:
                                                -------------------------------

                                   EXHIBIT C

                            PRO-FORMA BALANCE SHEET

                              See Attached Pages.

KFORCE.COM, INC. CONSOLIDATED
EXTERNAL CONS BALANCE SHEET

                                                                                       Proforma
                                                                                    --------------
                                                                 September 2000     September 2000
                                                                     Actual             Actual
                                                                 --------------      --------------

                                    ASSETS


CURRENT ASSETS

   Cash
     Petty cash                                                   $      25,194       $      25,194
     Disbursement and payroll accounts                               (1,625,502)         (1,625,502)
     Cash equivalent investments                                      3,872,978           3,872,978
                                                                  -------------       -------------
            TOTAL CASH                                                2,272,670           2,272,670
                                                                  -------------       -------------

     Investments                                                             --

   Receivables
     Trade receivables                                              140,808,741         140,808,741
     Trade allowances                                                (5,683,611)         (5,683,611)
                                                                  -------------       -------------
         NET TRADE RECEIVABLES                                      135,125,130         135,125,130
                                                                  -------------       -------------
     Notes receivable -Current portion                                       --
     Miscellaneous receivables                                           58,605              58,605
     Due from related parties - Current portion                               0                   0
     Income tax refunds receivable                                    2,034,303           2,034,303
                                                                  -------------       -------------
            TOTAL RECEIVABLES                                       137,218,038         137,218,038
                                                                  -------------       -------------

   Inventory                                                                 --

   Prepaid Expenses
     Prepaid insurance                                                  629,089             629,089
     Prepaid rent and deposits                                          509,304             509,304
     Other prepaids                                                   5,707,876           5,707,876
                                                                  -------------       -------------
            TOTAL PREPAID EXPENSES                                    6,846,269           6,846,269
                                                                  -------------       -------------
   Other Current Assets
     Deferred tax asset - Current portion                             3,546,439           3,546,439
     Other current assets                                               220,650             220,650
                                                                  -------------       -------------
            TOTAL OTHER CURRENT ASSETS                                3,767,089           3,767,089
                                                                  -------------       -------------
                  TOTAL CURRENT ASSETS                              150,104,067         150,104,067
                                                                  -------------       -------------
FIXED ASSETS

   Property, Plant and Equipment
     Computer hardware                                               24,969,710          24,969,710
     Furniture and fixtures                                          11,978,436          11,978,436
     Telephone equipment                                              6,327,693           6,327,693
     Leasehold improvements                                           2,911,138           2,911,138
     Aircraft                                                         1,889,017           1,889,017
     Machinery and equipment                                          1,050,807           1,050,807
     Computer software                                                       --                  --
     Land                                                                    --                  --
     Construction in Progress                                             8,107               8,107
                                                                  -------------       -------------
         TOTAL PROPERTY, PLANT AND EQUIPMENT                         49,134,907          49,134,907
                                                                  -------------       -------------
   CAPITALIZED LEASES                                                        --                  --
                                                                  -------------       -------------
         TOTAL FIXED ASSETS                                          49,134,907          49,134,907
                                                                  -------------       -------------
   Accumulated Depreciation and Amortization                        (27,027,794)        (27,027,794)
                                                                  -------------       -------------
                  NET FIXED ASSETS                                   22,107,113          22,107,113
                                                                  -------------       -------------

OTHER ASSETS

   Intangible Assets
     Goodwill
       Goodwill                                                     105,899,255         105,899,255
       Accumulated Amortization - Goodwill                          (12,109,962)        (12,109,962)
                                                                  -------------       -------------
         GOODWILL - NET OF AMORTIZATION                              93,789,293          93,789,293
                                                                  -------------       -------------

     Deferred Loan Costs
       Deferred Loan Costs                                              574,386             574,386
       Accumulated Amortization - Deferred Loan Costs                  (574,386)           (574,386)
                                                                  -------------       -------------
         DEFERRED LOAN COSTS - NET OF AMORTIZATION                           --                  --
                                                                  -------------       -------------

            NET INTANGIBLE ASSETS                                    93,789,293          93,789,293
                                                                  -------------       -------------
   CAPITALIZED SOFTWARE- NET OF AMORTIZATION                          8,041,309           8,041,309
                                                                  -------------       -------------
   OTHER RECEIVABLES
     Notes receivable - Non-current portion                                  --
     Due from related parties - Non-current portion                     958,495         000,958,495
                                                                  -------------       -------------
            TOTAL OTHER RECEIVABLES                                     958,495             958,495
                                                                  -------------       -------------
   OTHER NON-CURRENT ASSETS
     Deferred compensation plan assets - Non-current portion         14,883,741          14,883,741
     Deferred tax asset - Non-current portion                         1,711,570           1,711,570
     Other non-current assets                                           529,964             529,964
     Intercompany accounts                                                   --
                                                                  -------------       -------------
            TOTAL OTHER NON-CURRENT ASSETS                           17,125,275          17,125,275
                                                                  -------------       -------------
                     TOTAL OTHER ASSETS                             119,914,772         119,914,372
                                                                  -------------       -------------
TOTAL ASSETS                                                      $ 292,125,552       $ 292,125,552
                                                                  =============       =============

KFORCE.COM, INC. CONSOLIDATED
EXTERNAL CONS BALANCE SHEET

                                                                                       Proforma
                                                                                    --------------

                                  LIABILITIES

  CURRENT LIABILITIES
    Short-Term Notes and Current Portion of LTD
      Short-term bank debt                                        $          --
      Current maturities - Long-term Debt                                    (0)
                                                                  -------------       -------------
             Total Current Debt                                              (0)                 (0)
                                                                  -------------       -------------
    Bank Overdrafts                                                   1,740,503           1,740,503
                                                                  -------------       -------------
    Accounts Payable
     Accounts payable - Trade                                        12,605,906          12,605,906
     Other payables                                                     884,040             884,040
                                                                  -------------       -------------
             Total Accounts Payable                                  13,489,946          13,489,946
                                                                  -------------       -------------
    Accrued Liabilities
     Accrued salaries and wage                                       36,792,512          36,792,512
     Accrued payroll taxes                                            4,201,633           4,201,633
     Other accrued payroll withholdings                               1,854,775           1,854,775
     Accrued benefits payable                                         2,629,345           2,629,345
     Accrued insurance costs                                                 --                  --
     Accrued taxes other than income                                    701,166             701,166
     Other accrued liabilities                                        3,921,249           3,921,249
                                                                  -------------       -------------
             Total Accrued Liabilities                               50,100,679          50,100,679
                                                                  -------------       -------------
    Other Current Liabilities
     Deferred compensation plan liability - Current portion             385,000             385,000
     Due to related parties - Current portion                                --
     Deferred revenue - Current portion                                 339,824             339,824
     Other current liabilities                                               --
                                                                  -------------       -------------
             Total Other Current Liabilities                            724,824             724,824
                                                                  -------------       -------------
    Income Taxes Payable
     Accrued income taxes payable                                       544,987             544,987
     Deferred tax liability - Current portion                                --
                                                                  -------------       -------------
             Total Income Taxes Payable                                 544,987             544,987
                                                                  -------------       -------------

                  Total Current Liabilities                          66,600,939          66,600,939
                                                                  -------------       -------------
 LONG-TERM DEBT
   Bank Line of Credit                                                       --          55,000,000
   Notes Payable                                                             (0)
   Capital Lease Obligations Payable                                         --
                                                                                      -------------
         Total Long-Term Debt                                                (0)         55,000,000
   Current Portion of Long-Term Debt                                          0
                                                                  -------------       -------------
                  Non-Current Portion of Long-Term Debt                      --          55,000,000
                                                                  -------------       -------------
 OTHER LIABILITIES
   Deferred Tax Liability - Non-current portion                              --
   Deferred Compensation Plan Liability-Non-current portion          14,269,354          14,269,354
   Due to Related Parties - Non-current portion                              --
   Other Non-Current Liabilities                                             --
                                                                  -------------       -------------
                  Total Other Liabilities                            14,269,354          14,269,354
                                                                  -------------       -------------

 TOTAL LIABILITIES                                                   80,870,293         135,870,293
                                                                  -------------       -------------

Shareholders' Equity

 CAPITAL STOCK
   Preferred Stock                                                           --
   Common Stock                                                         469,583             469,583
                                                                  -------------       -------------
             Total Capital Stock                                        469,583             469,583
                                                                  -------------       -------------

ADDITIONAL CONTRIBUTED CAPITAL                                      190,373,318         190,373,318
                                                                  -------------       -------------

CUMULATIVE TRANSLATION ADJUSTMENT                                      (232,251)           (232,251)
                                                                  -------------       -------------
RETAINED EARNINGS
   Retained Earnings - Beginning of Year                             46,647,250          46,647,250
   Net Income - Year-to-Date                                           (292,657)           (292,657)
                                                                  -------------       -------------
             Total Retained Earnings                                 46,354,594          46,354,594
                                                                  -------------       -------------

LESS: TREASURY STOCK                                                (25,709,985)        (80,709,985)
                                                                  -------------       -------------

TOTAL SHAREHOLDERS' EQUITY                                          211,255,259         156,255,259
                                                                  -------------       -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        $ 292,125,552       $ 292,125,552
                                                                  =============       =============

                                   EXHIBIT D

                              NOTICE OF BORROWING

                                                     Date: ______________, 200_


To: Bank of America, N.A. as Administrative Agent for the Lenders who are parties to the Amended and Restated Credit Agreement dated as of November 3, 2000 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") among Kforce.com, Inc., certain of its Affiliates, certain Lenders which are signatories thereto and Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

The undersigned, Kforce.com, Inc. (the "Borrower"), refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably of the Borrowing specified below:

         1.       The Business Day of the proposed Borrowing is ______________,
                   200__.

         2.       The aggregate amount of the proposed Borrowing is $_________.

         3. The Borrowing is to be comprised of $____________ of Base Rate and $_____________ of LIBOR Rate Loans.

         4. The duration of the Interest Period for the LIBOR Rate Loans, if any, included in the Borrowing shall be _____ months.

The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

(a) The representations and warranties of the Borrower contained in the Credit Agreement are true and correct as though made on and as of such date;

(b) No Default or Event of Default has occurred and is continuing, or would result from such proposed Borrowing; and

(c) The proposed Borrowing will not cause the aggregate principal amount of all outstanding Revolving Loans [plus the aggregate amount available for drawing under all outstanding Letters of Credit], to exceed the Borrowing Base or the combined Commitments of the Lenders.

                                          KFORCE.COM, INC.

                                          By:
                                             ----------------------------------

                                          Title:
                                                -------------------------------

                                   EXHIBIT E

                       NOTICE OF CONTINUATION/CONVERSION
                       ---------------------------------

                                                  Date: ________________, 200__


To: Bank of America, N.A. as Administrative Agent for the Lenders to the Amended and Restated Credit Agreement dated as of November 3, 2000 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") among Kforce.com, Inc., certain of its ---------------- Affiliates, certain Lenders which are signatories thereto and Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

The undersigned, Kforce.com, Inc. (the "Borrower"), refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably of the [conversion] [continuation] of the Loans specified herein, that:

         1.       The Continuation/Conversion Date is _________________, 200__.

         2. The aggregate amount of the Loans to be [converted] [continued] is $______________.

         3. The Loans are to be [converted into] [continued as] [LIBOR Rate] [Base Rate] Loans.

         4. The duration of the Interest Period for the LIBOR Rate Loans included in the [conversion] [continuation] shall be months.

The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the proposed Continuation/Conversion Date, before and after giving effect thereto and to the application of the proceeds therefrom:

         (a) The representations and warranties of the Borrower contained in the Credit Agreement are true and correct as though made on and as of such date;

         (b) Default or Event of Default has occurred and is continuing, or would result from such proposed [conversion] [continuation]; and

         (c) The proposed conversion-continuation will not cause the aggregate principal amount of all outstanding Revolving Loans [plus the aggregate amount available for drawing under all outstanding Letters of Credit] to exceed the Borrowing Base or the combined Commitments of the Lenders.

                                          KFORCE.COM, INC.

                                          By:
                                             ----------------------------------

                                          Title:
                                                -------------------------------

                                   EXHIBIT F

                 [FORM OF] ASSIGNMENT AND ACCEPTANCE AGREEMENT
                 ---------------------------------------------


This ASSIGNMENT AND ACCEPTANCE AGREEMENT (this "Assignment and Acceptance") dated as of ____________________, 200_ is made between ______________________
(the "Assignor") and _______________________ (the "Assignee").


                                    RECITALS

WHEREAS, the Assignor is party to that certain Amended and Restated Credit Agreement dated as of November 3, 2000 (as amended, amended and restated, modified, supplemented or renewed, the "Credit Agreement") among Kforce.com, Inc., a Florida corporation (the "Borrower"), certain of Borrower's Affiliates, the several financial institutions from time to time party thereto (including the Assignor, the "Lenders"), and Bank of America, N. A., as Administrative Agent for the Lenders (the "Administrative Agent"). Any terms defined in the Credit Agreement and not defined in this Assignment and Acceptance are used herein as defined in the Credit Agreement;

WHEREAS, as provided under the Credit Agreement, the Assignor has committed to making Loans (the "Committed Loans") to the Borrower in an aggregate amount not to exceed $__________ (the "Commitment");

WHEREAS, the Assignor has made Committed Loans in the aggregate principal amount of $__________ to the Borrower WHEREAS, [the Assignor has acquired a participation in its pro rata share of the Lenders' liabilities under Letters of Credit in an aggregate principal amount of $____________ (the "L/C Obligations")] [no Letters of Credit are outstanding under the Credit Agreement]; and

WHEREAS, the Assignor wishes to assign to the Assignee [part of the] [all] rights and obligations of the Assignor under the Credit Agreement in respect of its Commitment, together with a corresponding portion of each of its outstanding Committed Loans and L/C Obligations, in an amount equal to $__________ (the "Assigned Amount") on the terms and subject to the conditions set forth herein and the Assignee wishes to accept assignment of such rights and to assume such obligations from the Assignor on such terms and subject to such conditions;

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

         1.       Assignment and Acceptance.

(a)      Subject to the terms and conditions of this Assignment and Acceptance,
(i) the Assignor hereby sells, transfers and assigns to the Assignee, and (ii) the Assignee hereby purchases, assumes and undertakes from the Assignor, without recourse and without representation or warranty (except as provided in this Assignment and Acceptance) __% (the "Assignee's Percentage Share") of (A) the Commitment, the Committed Loans and the L/C Obligations of the Assignor and
(B) all related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the Credit Agreement and the Loan Documents.

(b) With effect on and after the Effective Date (as defined in Section 5 hereof), the Assignee shall be a party to the Credit Agreement and succeed to all of the rights and be obligated to perform all of the obligations of a Lender under the Credit Agreement, including the requirements concerning confidentiality and the payment of indemnification, with a Commitment in an amount equal to the Assigned Amount. The Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. It is the intent of the parties hereto that the Commitment of the Assignor shall, as of the Effective Date, be reduced by an amount equal to the Assigned Amount and the Assignor shall relinquish its rights and be released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee; provided, however, the Assignor shall not relinquish its rights under Sections __ and __ of the Credit Agreement to the extent such rights relate to the time prior to the Effective Date.

(c) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignee's Commitment will be $__________.

(d) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignor's Commitment will be $__________.

         2.       Payments.

(a)      As consideration for the sale, assignment and transfer contemplated in
Section 1 hereof, the Assignee shall pay to the Assignor on the Effective Date in immediately available funds an amount equal to $__________, representing the Assignee's Pro Rata Share of the principal amount of all Committed Loans.

(b) The Assignee further agrees to pay to the Administrative Agent a processing fee in the amount specified in Section 11.2(a) of the Credit Agreement.

         3.       Reallocation of Payments.

Any interest, fees and other payments accrued to the Effective Date with respect to the Commitment, and Committed Loans and L/C Obligations shall be for the account of the Assignor. Any interest, fees and other payments accrued on and after the Effective Date with respect to the Assigned Amount shall be for the account of the Assignee. Each of the Assignor and the Assignee agrees that it will hold in trust for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to the preceding sentence and pay to the other party any such amounts which it may receive promptly upon receipt.

         4.       Independent Credit Decision.

The Assignee (a) acknowledges that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements of the Borrower, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assignment and Acceptance; and (b) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement.

         5.       Effective Date; Notices.

(a) As between the Assignor and the Assignee, the effective date for this Assignment and Acceptance shall be __________, 200_ (the "Effective Date"); provided that the following conditions precedent have been satisfied on or before the Effective Date:

         (i) this Assignment and Acceptance shall be executed and delivered by the Assignor and the Assignee;

         [(ii)    the consent of the Administrative Agent required for an
         effective assignment of the Assigned Amount by the Assignor to the Assignee shall have been duly obtained and shall be in full force and effect as of the Effective Date;]

         (iii) the Assignee shall pay to the Assignor all amounts due to the Assignor under this Assignment and Acceptance;

         [(iv)    the Assignee shall have complied with Section 11.2 of the
         Credit Agreement (if applicable);]


         (v)      the processing fee referred to in Section 2(b) hereof and in
         Section 11.2(a) of the Credit Agreement shall have been paid to the Administrative Agent; and

(b) Promptly following the execution of this Assignment and Acceptance, the Assignor shall deliver to the Borrower and the Administrative Agent for acknowledgment by the Administrative Agent, a Notice of Assignment in the form attached hereto as Schedule 1.

         6. [Administrative Agent. [INCLUDE ONLY IF ASSIGNOR IS ADMINISTRATIVE AGENT]

(a) The Assignee hereby appoints and authorizes the Assignor to take such action as Administrative Agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Administrative Agent by the Lenders pursuant to the terms of the Credit Agreement.

(b) The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Administrative Agent under the Credit Agreement.]

         7.       Withholding Tax.

The Assignee (a) represents and warrants to the Lender, the Administrative Agent and the Borrower that under applicable law and treaties no tax will be required to be withheld by the Lender with respect to any payments to be made to the Assignee hereunder, (b) agrees to furnish (if it is organized under the laws of any jurisdiction other than the United States or any State thereof) to the Administrative Agent and the Borrower prior to the time that the Administrative Agent or Borrower is required to make any payment of principal, interest or fees hereunder, duplicate executed originals of either U.S. Internal Revenue Service Form W-8ECI or U.S. Internal Revenue Service Form W-8BEN (wherein the Assignee claims entitlement to the benefits of a tax treaty that provides for a complete exemption from U.S. federal income withholding tax on all payments hereunder) and agrees to provide new Forms W-8ECI or W-8BEN upon the expiration of any previously delivered form or comparable statements in accordance with applicable U.S. law and regulations and amendments thereto, duly executed and completed by the Assignee, and (c) agrees to comply with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

         8.       Representations and Warranties.

(a) The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Lien or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance and to fulfill its obligations hereunder; (iii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance, and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; and (iv) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

(b) The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto. The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of the Borrower, or the performance or observance by the Borrower, of any of its respective obligations under the Credit Agreement or any other instrument or document furnished in connection therewith.

(c) The Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance, and to fulfill its obligations hereunder;
(ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance; and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; (iii) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles; [and (iv) it is an Eligible Assignee.]

         9.       Further Assurances.

The Assignor and the Assignee each hereby agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Acceptance, including the delivery of any notices or other documents or instruments to the Borrower or the Administrative Agent, which may be required in connection with the assignment and assumption contemplated hereby.

         10.      Miscellaneous.

(a) Any amendment or waiver of any provision of this Assignment and Acceptance shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Assignment and Acceptance shall be without prejudice to any rights with respect to any other or further breach thereof.

(b) All payments made hereunder shall be made without any set-off or counterclaim.

(c) The Assignor and the Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Assignment and Acceptance.

(d) This Assignment and Acceptance may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

(e) THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF GEORGIA. The Assignor and the Assignee each irrevocably submits to the non-exclusive jurisdiction of any State or Federal court sitting in The State of Georgia over any suit, action or proceeding arising out of or relating to this Assignment and Acceptance and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such [__________] State or Federal court. Each party to this Assignment and Acceptance hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

(f) THE ASSIGNOR AND THE ASSIGNEE EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED

HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS ASSIGNMENT AND ACCEPTANCE, THE CREDIT AGREEMENT, ANY RELATED DOCUMENTS AND AGREEMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, OR STATEMENTS (WHETHER ORAL OR WRITTEN).

IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Acceptance to be executed and delivered by their duly authorized officers as of the date first above written.

                                          [ASSIGNOR]

                                          By:
                                             ----------------------------------
                                          Title:
                                                -------------------------------
                                          Address:
                                                  -----------------------------


                                          [ASSIGNEE]

                                          By:
                                             ----------------------------------
                                          Title:
                                                -------------------------------
                                          Address:
                                                  -----------------------------

                                   EXHIBIT G
                                   ---------

                                    FORM OF
                               JOINDER AGREEMENT



         THIS JOINDER AGREEMENT (this "Agreement"), dated as of___________ ,___________, is entered into between____________ , a_______________ (the "New
Subsidiary") and BANK OF AMERICA, N.A., in its capacity as Administrative Agent (the "Administrative Agent") under that certain Amended and Restated Credit Agreement, dated as of November 3, 2000 (as the same may be amended, modified, extended or restated from time to time, the "Credit Agreement"), among kforce.com, Inc. (the "Borrower"), the Subsidiary Guarantors, the Lenders party thereto and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

         The New Subsidiary and the Administrative Agent, for the benefit of the Lenders, hereby agree as follows:

         1. The New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New Subsidiary will be deemed to be a Credit Party under the Credit Agreement and a "Guarantor" for all purposes of the Credit Agreement and shall have all of the obligations of a Guarantor thereunder as if it had executed the Credit Agreement. The New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement., including without limitation (a) all of the representations and warranties of the Credit Parties set forth in Section 6 of the Credit Agreement, (b) all of the affirmative and negative covenants set forth in Section 7 of the Credit Agreement and (c) all of the guaranty obligations set forth in Section 13 of the Credit Agreement. Without limiting the generality of the foregoing terms of this paragraph 1, the New Subsidiary hereby guarantees, jointly and severally with the other Guarantors, to the Administrative Agent and the Lenders, as provided in Section 13 of the Credit Agreement, the prompt payment and performance of the Credit Party Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof and agrees that if any of the Credit Party Obligations are not paid or performed in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise), the New Subsidiary will, jointly and severally together with the other Guarantors, promptly pay and perform the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Credit Party Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration or otherwise) in accordance with the terms of such extension or renewal. Without limiting the generality of the foregoing terms of this paragraph 1, the New Subsidiary hereby (a) acknowledges, agrees and confirms that, by its execution of this Agreement, the New Subsidiary will be deemed a party to the Security Agreement as a "Credit Party" and a party to the Pledge Agreement as a "Pledgor", (b) acknowledges and agrees that its obligations under the Credit Agreement are secured in accordance with the terms of the Security Agreement, the Pledge Agreement and the other Loan Documents and that the Lenders may exercise their remedies thereunder in accordance with the terms thereof, (c) grants to the

Administrative Agent, for the benefit of the Lenders, a continuing security interest in, and a right to set off against, any and all right, title and interest of the New Subsidiary in and to the Collateral (as defined in the Security Agreement) and (d) grants to the Administrative Agent, for the benefit of the Lenders, a security interest in the Pledged Shares (as defined in the Pledge Agreement) identified on Schedule A attached hereto and all of the Pledged Collateral (as defined in the Pledge Agreement). The New Subsidiary hereby represents and warrants to the Administrative Agent and the Lenders that
(a) set forth on Schedule B attached hereto is (i) all locations where any personal property of the New Subsidiary is located and (ii) the chief executive offices and principal place of business of the New Subsidiary, (b) set forth on Schedule _C attached hereto is a list of all Proprietary Rights owned by the New Subsidiary or that the New Subsidiary has the right to use, (c) set forth on Schedule D attached hereto is a complete and accurate list of all Subsidiaries of the New Subsidiary and (d) the New Subsidiary's legal name is as shown in this Agreement and the New Subsidiary has not in the past four months changed its name, been party to a merger, consolidation or other change in structure or used any tradename except as set forth on Schedule E attached hereto. Each of Schedule 6.12, Schedule 6.16, Schedule 6.19(a) and Schedule 6.19(b) of the Credit Agreement, Schedules 5(a), 5(b) and 5(c) of the Security Agreement and Schedule 2(a) of the Pledge Agreement are hereby deemed amended to include the information on Schedule A through Schedule E attached hereto, as applicable.

         2. The New Subsidiary is, simultaneously with the execution of this Agreement, executing and delivering such Loan Documents (and such other documents and instruments) as requested by the Administrative Agent in accordance with Section 7.27 of the Credit Agreement.

         3.       The address of the New Subsidiary for purposes of Section
14.8 of the Credit Agreement is as follows:

                         _____________________________

                         _____________________________

                         _____________________________

                         _____________________________


         4. The New Subsidiary hereby waives acceptance by the Administrative Agent and the Lenders of the guaranty by the New Subsidiary under the Credit Agreement upon the execution of this Agreement by the New Subsidiary.

         5. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

         6. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA.

         IN WITNESS WHEREOF, the New Subsidiary has caused this Agreement to be duly executed by its authorized officer, and the Administrative Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.


                                          [NEW SUBSIDIARY]


                                          By:
                                             ----------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------



Acknowledged and accepted:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------

                                   SCHEDULE 1
                                       to
                           ASSIGNMENT AND ACCEPTANCE

                      NOTICE OF ASSIGNMENT AND ACCEPTANCE
                      -----------------------------------

                                                         _______________, 200__

Bank of America, N.A.
600 Peachtree Street, 13th Floor
Atlanta, Georgia 30308
Attn: Business Credit-Account Executive

Re:  kforce.com, Inc.

Ladies and Gentlemen:

We refer to the Amended and Restated Credit Agreement dated as of November 3, 2000 (as amended, amended and restated, modified, supplemented or renewed from time to time the "Credit Agreement") among Kforce.com, Inc. (the "Borrower"), the Lenders referred to therein and Bank of America, N. A., as Administrative Agent for the Lenders (the "Administrative Agent"). Terms defined in the Credit Agreement are used herein as therein defined.

1. We hereby give you notice of, and request your consent to, the assignment by __________________ (the "Assignor") to _______________ (the
"Assignee") of _____% of the right, title and interest of the Assignor in and to the Credit Agreement (including the right, title and interest of the Assignor in and to the Commitments of the Assignor, all outstanding Loans made by the Assignor and the Assignor's participation in the Letters of Credit pursuant to the Assignment and Acceptance Agreement attached hereto (the "Assignment and Acceptance"). We understand and agree that the Assignor's Commitment, as of , 200 , is $ ___________, the aggregate amount of its outstanding Loans is $_____________, and its participation in L/C Obligations is $_____________.

2. The Assignee agrees that, upon receiving the consent of the Administrative Agent and, if applicable, the Borrower to such assignment, the Assignee will be bound by the terms of the Credit Agreement as fully and to the same extent as if the Assignee were the Lender originally holding such interest in the Credit Agreement.

3.       The following administrative details apply to the Assignee:

         (A)      Notice Address:
                  Assignee name:
                                -----------------------------------------------
                  Address:
                          -----------------------------------------------------

                          -----------------------------------------------------

                          -----------------------------------------------------
                  Attention:
                            ---------------------------------------------------

                  Telephone:  (___)
                                    -------------------------------------------
                  Telecopier: (___)
                                    -------------------------------------------
                  Telex (Answerback):
                                     ------------------------------------------
         (B)      Payment Instructions:
                                    Account No.:
                                                 ------------------------------
                                             At:
                                                 ------------------------------

                                                 ------------------------------
                                    Reference:
                                              ---------------------------------
                                    Attention:
                                              ---------------------------------

4. You are entitled to rely upon the representations, warranties and covenants of each of the Assignor and Assignee contained in the Assignment and Acceptance. IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Notice of Assignment and Acceptance to be executed by their respective duly authorized officials, officers or Administrative Agents as of the date first above mentioned.

                                          Very truly yours,


                                          [NAME OF ASSIGNOR]
                                          By:
                                             ----------------------------------
                                          Title:
                                                -------------------------------
                                          [NAME OF ASSIGNEE]
                                          By:
                                             ----------------------------------
                                          Title:
                                                -------------------------------


ACKNOWLEDGED AND ASSIGNMENT
CONSENTED TO:


Bank of America, N. A.
as Administrative Agent

By:
   -----------------------------------------
Title:
      --------------------------------------

                                  SCHEDULE 1.2

                                  COMMITMENTS


                               Revolving Loan          Pro Rata Share
       Lender                    Commitment             (3 decimals)
       ------                    ----------             ------------

Bank of America, N.A.            $90,000,000                100%





                                                            100%
                                                            ---

                                  SCHEDULE 6.3

                        ORGANIZATIONS AND QUALIFICATIONS


STATES WHERE QUALIFIED TO DO BUSINESS

KFORCE.COM, INC.

Arizona
California
Colorado
Florida
Illinois
Kansas
Maine
Minnesota
New Hampshire
Oregon
Utah

KFORCE.COM USA, INC.

Connecticut
District of Columbia
Delaware
Georgia
Indiana
Kentucky
Maryland
Massachusetts
Michigan
Missouri
Nevada
New Jersey
New York
North Carolina
Ohio
Oklahoma
Pennsylvania
Virginia
Washington
Wisconsin

                                  SCHEDULE 6.4
                                CORPORATE NAMES

KFORCE.COM, INC., a Florida corporation (fka ROMAC INTERNATIONAL, INC.)

KFORCE.COM USA, INC., a Delaware corporation (fka ROMAC USA, INC.)

ROMAC INTERNATIONAL, INC., a Florida corporation

YBOR HQ1, INC., a Florida corporation

KFORCE AIRLINES, INC., a Florida corporation

ROMAC OF TEXAS, INC., a Texas corporation

ROMAC OF TEXAS I., L.P., a Texas limited liability corporation

KFORCE, INC., a Florida corporation (f/k/a KFORCE CONSULTING, INC.)

                                  SCHEDULE 6.5
                          SUBSIDIARIES AND AFFILIATES



    Direct              Indirect           Jurisdiction of         Number and
  Subsidiary           Subsidiary           Incorporation         Percentage of
                                                                   Issued and
                                                                   Outstanding
                                                                  Shares Owned
-------------------------------------------------------------------------------

  Kforce.Com                                  Delaware              100 owned
   USA, Inc.                                                       100% owned
-------------------------------------------------------------------------------
   Romac of                                     Texas               100 owned
  Texas, Inc.                                                      100% owned
-------------------------------------------------------------------------------
    Kforce                                     Florida             1,000 owned
Airlines, Inc.                                                     100% owned
-------------------------------------------------------------------------------
 Kforce, Inc.                                  Florida                 N/A
-------------------------------------------------------------------------------
                        Romac of                Texas                   *
                      Texas I, L.P.                                    **
-------------------------------------------------------------------------------
   YBOR HQ1,                                   Florida              100 owned
     Inc.                                                          100% owned
-------------------------------------------------------------------------------
     Romac                                     Florida             100% owned
International,
     Inc.
-------------------------------------------------------------------------------


*  Romac of Texas, Inc. is the General Partner with a 1% interest
** Romac USA, Inc. is the Limited Partner with a 99% interest

                                  SCHEDULE 6.9

                                      DEBT



                                      NONE

                                 SCHEDULE 6.13

                                  TRADE NAMES



                               SEE FOLLOWING PAGE

                           ROMAC INTERNATIONAL, INC.
                                REGISTERED MARKS

MARK                           Reg. No.        Reg. Date                  Status                             Goods/Services
----                           --------        ---------                  ------                             --------------

----------------------------   -------------   -----------   ------------------------------------   -------------------------------
THE BEST AND THE BRIGHTEST     2,209,579       12/08/98      Registered; Section 8 and 15 due       temporary personnel placement
(ITU)                                                        December 8, 2204                       and recruitment services (IC 35)
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
DESIGN ONLY (GRIFFIN)          1,557,190       09/19/89      Cancelled                              personnel consulting services
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
THE GRIFFIN                    1,243,632       06/28/83      Registered - 20-year renewal due       newsletter relating to personnel
                                                             June 28, 2003                          consulting services
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
THE KNOWLEDGEFORCE (ITU)       2,229,371       09/03/96      Registered March 2, 1999; Section      temporary personnel placement
                                                             8 & 15 Affidavit will be due by        and recruitment services (IC 35)
                                                             March 2, 2005
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
THE KNOWLEDGEFORCE             2,209,594       12/08/98      Registered; Section 8 and 15 due       temporary personnel placement
RESOURCE (35)                                                December 8, 2004                       and recruitment services (IC 35)
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
THE NUMBER CRUNCHERS and       1,940,461       12/12/95      Registered - Section 8 and 15 due      temporary employment agency
DESIGN                                                       December 12, 2001                      services
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
ROMAC                          1,142,848       12/09/80      Registered - 20-year renewal due       personnel consulting services
                                                             December 9, 2000
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
ROMAC                          2,320,717       02/22/00      Registered; Sections 8 and 15 due      personnel placement and
                                                             by February 22, 2006                   recruitment services and
                                                                                                    management consulting services
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
ROMAC and DESIGN               1,171,569       09/29/81      Registered - 20-year renewal due       personnel consulting services
                                                             September 29, 2001
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
ROMAC THE PROFESSIONAL         1,465,779       11/17/87      Registered - 20-year renewal due       temporary personnel placement
TEMPORARY PEOPLE                                             November 18, 2007                      and recruitment services
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
ROMAC/TEMP                     1,637,079       03/05/91      Cancelled - October 21, 1997           personnel consulting services
                                                             (no Section 8 filed)                   and personnel placement and
                                                                                                    recruitment services
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
ROMNET                         1,270,201       03/13/84      Registered - 20-year renewal due       personnel placement and
                                                             March 13, 2004                         recruitment services namely
                                                                                                    providing multiple listings
                                                                                                    of applicants and positions
                                                                                                    available
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
SOURCE CONSULTING              2,135,372        2/10/98      Registered IC 42 - Sections 8          consulting services for
                                                             & 15 due February 10, 2004             employment opportunity and
                                                                                                    placement for personnel in the
                                                                                                    data processing field
-----------------------------  --------------  ------------  -------------------------------------  -------------------------------
SOURCE HEALTHCARE              2,145,807       03/4/98       Registered in IC 35 and 42 -           career placement services for
STAFFING                                                     Sections 8 & 15 due b March 4,         personnel in the health care
                                                             2004                                   field
-----------------------------  --------------  ------------  -------------------------------------  -------------------------------
SOURCE STAFFING                2,157,544       05/12/98      Registered in IC 35 - Sections         employment opportunity and
                                                             8 & 15 due by May 14, 2004             placement services for
                                                                                                    placement of administrative
                                                                                                    and office clerical personnel
-----------------------------  --------------  ------------  -------------------------------------  -------------------------------
SOURCE MANUFACTURING           2,083,922       07/29/97      Registered in IC 35-Sections           employment agency services,
                                                             8 & 15 due by July 29, 2003            namely, employment opportunity
                                                                                                    and placement services for
                                                                                                    personnel in the manufacturing
                                                                                                    field
-----------------------------  --------------  ------------  -------------------------------------  -------------------------------
SOURCE SERVICES                1,948,568       01/16/96      Registered in IC 35 - Sections         employment counseling, guidance
                                                             8 & 15 due by January 2002             and placement services, namely,
                                                                                                    the permanent and temporary
                                                                                                    placement of personnel
-----------------------------  --------------  ------------  -------------------------------------  -------------------------------
SOURCE LEGAL                   1,920,096       09/19/95      Registered in IC 35 - Sections         employment opportunity and
                                                             8 & 15 due by September 19, 2001       placement services; namely, the
                                                                                                    permanent and temporary
                                                                                                    placement of personnel in the
                                                                                                    legal field
-----------------------------  --------------  ------------  -------------------------------------  -------------------------------


----------------------------   -------------   -----------   ------------------------------------   -------------------------------
ACCOUNTANT SOURCE TEMPS        1,889,426       04/11/95      Registered in IC 35 - Sections         temporary employment services
                                                             8 & 15 due by April 11, 2001           for accounting and clerical
                                                                                                    personnel
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
SOURCE CONSULTING              1,697,935       06/30/92      Registered in IC 35 - 10 year          consulting services for
                                                             renewal due by June 30, 2002           employment opportunity and
                                                                                                    placement for personnel in the
                                                                                                    data processing field
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
SE SOURCE ENGINEERING          1,392,590       05/6/86       Registered in IC 35 - 20 year          career guidance, employment
                                                             renewal due by May 6, 2006             opportunity and placement
                                                                                                    services
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
SOURCE                         1,339,435       06/4/85       Registered in IC 35 - 20 year          employment counseling services;
                                                             renewal due by June 4, 2005            employment opportunity and
                                                                                                    placement services, including
                                                                                                    specifically the permanent and
                                                                                                    temporary placement of personnel
                                                                                                    in the fields of data
                                                                                                    processing, finance, and
                                                                                                    engineering
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
SOURCE FINANCE                 1,057,180       01/25/77      Registered in IC 35; 2nd 10 year       employment agency services
                                                             renewal due by January 25, 2007        for accountants
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
SOURCE EDP                       849,973       05/28/68      Registered in IC 35; 2nd 20 year       providing career guidance and
                                                             renewal due by May 28, 2008            placement services for data
                                                                                                    processing personnel
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
SOURCE EDP                       849,974       05/28/68      Registered in IC 35; 2nd 20 year       providing career guidance and
                                                             renewal due by May 28, 2008            placement services for data
                                                                                                    processing personnel
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
TAP                            1,222,009       12/28/82      Registered - 20-year renewal due       personnel consulting services
                                                             by December 28, 2002
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
HIRE ALLIANCE
----------------------------   -------------   -----------   ------------------------------------   -------------------------------

                    PENDING APPLICATIONS - kforce.com, Inc.

                                                REG. DATE
                               REG. NO. OR         OR                   STATUS AS OF
MARK                            SERIAL NO.     FILING DATE            NOVEMBER 1, 2000                  GOODS/SERVICES
----------------------------   -------------   -----------   ------------------------------------   -------------------------------

----------------------------   -------------   -----------   ------------------------------------   -------------------------------
KFORCE (IC 35)                 75/548,765      09-04-98      Notice of Allowance issued             personnel placement and
                                                             3-21-2000;                             recruitment services and
                                                             Request for Extension filed            management consulting services.
                                                             9-21-2000
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
K FORCE and DESIGN (IC 35)     75/555,404      09-04-98      Notice of Allowance issued             personnel placement and
                                                             3-21-2000                              recruitment services and
                                                                                                    management consulting services.
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
KFORCE (IC 41)                 75/548,761      09-04-98      Notice of Allowance issued             management and personnel
                                                             9-12-2000                              training services.
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
K FORCE and DESIGN (IC 41)     75/548,760      09-04-98      Application published for              management and personnel
                                                             opposition in 1-21-00                  training services.
                                                             Official Gazette
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
ROMAC (IC 41)                  75/548,756      09-04-98      Application published for              personnel placement and
                                                             opposition in 1-25-00                  recruitment services and
                                                             Official Gazette                       management consulting services.
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
ROMAC INTERNATIONAL (IC 35)    75/549,024      09-04-98      Notice of Allowance issued             personnel placement and
                                                             2-22-00                                recruitment services.
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
ROMAC INTERNATIONAL (IC 41)    75/548,759      09-04-98      Application published for              management and personnel
                                                             opposition in 3-21-00                  training services.
                                                             Official Gazette
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
THE KNOWLEDGEFORCE             75/487,532      05-19-98      Notice of Allowance issued             educational services, namely,
(stylized)(41)                                               6-13-2000                              conducting seminars, workshops
                                                                                                    and training classes in the
                                                                                                    field of management and
                                                                                                    personnel training services.
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
ROMAC EXECUTIVE SUPPORT (35)   75/793,498      09-07-99      Non-final Office Action                personnel placement &
                                                             dated 4-4-00.                          recruitment services.
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
ROMAC STRATEGIC OUTCOMES       75/658,156      03-11-99      Response to Non-final office           business management personnel
(41)                                                         action filed 3-20-00.                  training services.
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
ROMAC STRATEGIC OUTCOMES       75/658,155      03-11-99      Response to Non-final office           personnel placement &
(35)                                                         action filed 3-20-00                   recruitment services & business
                                                                                                    management consulting services.
                                                                                                    IC 35
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
KFORCE CLUB(35)                75/719,140      06-01-99      Notice of Allowance issued             personnel placement and
                                                             7-25-2000                              recruitment services.
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
KFORCE NETWORK(35)             75/718,946      06-07-99      Notice of Allowance issued             personnel placement and
                                                             6-13-2000                              recruitment services.
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
CAREER AUCTIONS(35)            75/719,145      06-01-99      Notice of Allowance issued             personnel placement and
                                                             7-25-2000                              recruitment services.
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
CAREER GUARANTEE NETWORK       75/719,141      06-01-99      Notice of Allowance issued             personnel placement and
(35)                                                         7-25-2000                              recruitment services.
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
KNOWLEDGEFORCE NETWORK         75/719,147      06-01-99      Notice of Allowance issued             personnel placement and
(35)                                                         7-25-2000                              recruitment services.
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
KNOWLEDGEFORCE SERVICES        75/719,127      06-01-99      Notice of Allowance issued             personnel placement and
(35)                                                         7-25-2000                              recruitment services.
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
KFORCE.COM(35)                 75/719,146      06-01-99      Notice of Allowance issued             personnel placement and
                                                             8-22-00                                recruitment services.
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
LIFE NETWORK(35)               75/719,144      06-O1-99      Notice of Allowance issued             personnel placement and
                                                             7-25-2000                              recruitment services.
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
COMPANY NETWORK(35)            75/719,143      06-01-99      Notice of Allowance issued             personnel placement and
                                                             7-25-2000                              recruitment services.
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
CANDIDATE NETWORK(35)          75/719,142      06-01-99      Notice of Allowance issued             personnel placement and
                                                             7-25-2000                              recruitment services.
----------------------------   -------------   -----------   ------------------------------------   -------------------------------


----------------------------   -------------   -----------   ------------------------------------   -------------------------------
JOBMERCIAL(35)                 75/736,669      06-24-99      Notice of allowance issued 3-28-00;    personnel placement and
                                                             Request for Extension filed 9-21-00    recruitment services.
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
SKILLMERCIAL(35)               75/737,257      06-24-99      Notice of Allowance issued 3-28-00;    personnel placement and
                                                             Request for Extension filed 9-21-00    recruitment services.
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
COMPANYMERCIAL(35)             75/736,673      06-24-99      Notice of Allowance issued 3-28-00;    personnel placement and
                                                             Request for Extension filed 9-21-00    recruitment services.
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
ROMAC MATCHESS(35)             75/736,672      06-24-99      Application was published for          personnel placement
                                                             opposition  in 3-21-00                 and recruitment services.
                                                             Official Gazette
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
ORGANIZATION NETWORK(35)       75/736,664      06-24-99      Notice of Allowance issued 4-11-00;    personnel placement and
                                                             Request for Extension filed 9-21-00    recruitment services.
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
ORGMERCIAL(35)                 75/736,668      06-24-99      Notice of Allowance issued 3-28-00;    personnel placement and
                                                             Request for Extension filed 9-21-00    recruitment services.
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
ROMAC ESTUDIOS(35)             75/736,667      06-24-99      Application was published for          personnel placement and
                                                             opposition in the 3-21-00              recruitment service.
                                                             Official Gazette
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
ROMAC STUDIOS(35)              75/736,666      06-24-99      Application was published for          personnel placement and
                                                             opposition in the 3-21-00              recruitment services.
                                                             Official Gazette
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
CAREERMERCIAL (35)             75/736,671      06-24-99      Notice of Allowance issued 3-21-00;    personnel placement and
                                                             Request for Extension filed 9-21-00    recruitment services.
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
ROMAC VALIDATED CANDIDATE      75/759,763      07-26-99      Non-final Office Action dated 1-27-00  personnel placement and
(35)                                                                                                recruitment services.
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
KNOWLEDGETOOLS(35)             75/759,764      07-26-99      Notice of Allowance issued 7-18-2000   personnel placement and
                                                                                                    recruitment services.
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
KBOT(35)                       75/759,761      07-26-99      Notice of Allowance issued 8-22-2000   personnel placement and
                                                                                                    recruitment services.
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
KNOWLEDGEFORCE EXCHANGE        75/759,762      07-26-99      Application to be published for        personnel placement and
(35)                                                         opposition 10-31-00                    recruitment services.
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
MERCIAL(35)                    75/759,759      07-26-99      Notice of Allowance issued 8-8-2000    personnel placement and
                                                                                                    recruitment services.
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
KNOWLEDGEPLEX(35)              75/759,753      07-26-99      Notice of Allowance issued 8-22-2000   personnel placement and
                                                                                                    recruitment services.
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
KNOWLEDGE EXCHANGE(35)         75/759,754      07-26-99      Application to be published for        personnel placement and
                                                             opposition 10-31-00                    recruitment services.
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
ROMAC'S KNOWLEDGEFORCE         75/759,751      07-26-99      Application approved for publication   personnel placement and
NETWORK(35)                                                                                         recruitment services.
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
WHAT ARE YOU WORTH?(35)        75/759,752      07-26-99      Notice of Allowance issued 8-15-00     personnel placement and
                                                                                                    recruitment services.
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
ROMAC ET (41)                  75/821,914      10-12-99      Non-final Office Action dated 3-15-00  management consulting services.
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
OPPORTUNITY HAS A NEW          75/803,623      09-16-99      Notice of Allowance issued 8-22-00     personnel placement and
ADDRESS(35)                                                                                         recruitment services.
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
PREMIER CLUB(35)               75/793,496      09-07-99      Application will be published for      personnel placement and
                                                             opposition                             recruitment services.
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
WHEN CAN YOU START?(35)        75/803,622      09-16-99      Notice of Allowance issued 9-5-00      personnel placement and
                                                                                                    recruitment services.
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
ROMAC EXECUTIVE SUPPORT        75/793,498      09-07-99      Non-final Office Action dated 2-24-00  personnel placement and
(35)                                                                                                recruitment services.
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
KNOWLEDGE CYBRARY(35)          75/861,726      12-02-99      Published for opposition 8-29-00       personnel placement and
                                                                                                    recruitment services.
----------------------------   -------------   -----------   ------------------------------------   -------------------------------


----------------------------   -------------   -----------   ------------------------------------   -------------------------------
KFORCE.COM(35)                 75/869,757      12-14-99      Published for opposition 8-15-00       business management consulting
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
KFORCE. COM(41)                75/869,756      12-14-99      Notice of Allowance issued             educational services, namely,
                                                             10-24-00                               conducting workshop, and
                                                                                                    seminars in the field of
                                                                                                    personnel training
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
KFORCE.COM INTERACTIVE(35)     76/013,200      03-31-00      Non-final Office Action dated          personnel placement and
                                                             9-14-00, respond by 3-14-00            recruitment services provided
                                                                                                    by means of the global computer
                                                                                                    information network
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
INTERACTIVE OUTPLACEMENT       76/013,201      03-31-00      Non-final Office Action dated          personnel placement and
NETWORK(35)                                                  9-13-00, respond 6 3-13-00             recruitment services provided
                                                                                                    by means of the global computer
                                                                                                    information network
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
ONE MINUTE MENTOR(35)          76/014,122      03-31-00      Application will be published for      personnel placement and
                                                             opposition                             recruitment services provided
                                                                                                    by means of the global computer
                                                                                                    information network
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
RIS(35)                        76/014,124      03-31-00      Application will be published for      personnel placement and
                                                             opposition                             recruitment services provided
                                                                                                    by means of the global computer
                                                                                                    information network
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
REMOTE INTERVIEW SYSTEM        76/014,123      03-31-00      Non-final Office Action dated          personnel placement and
(35)                                                         9-14-00, respond by 3-14-00            recruitment services provided
                                                                                                    by means of the global computer
                                                                                                    information network
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
KFORCE CONSULTING(35)          76/023,365      04-11-00      Application will be published for      business management consulting
                                                             opposition                             services
----------------------------   -------------   -----------   ------------------------------------   -------------------------------


                FOREIGN PENDING APPLICATIONS - kforce.com, Inc.


CANADIAN
----------------------------   -------------   -----------   ------------------------------------   -------------------------------

THE KNOWLEDGEFORCE                1,008,548     3-15-99      Being handled by Canadian Counsel      1) Personnel placement and
RESOURCE                                                                                            recruitment services and
                                                                                                    management consulting services.
                                                                                                    2) Temporary personnel placement
                                                                                                    and recruitment services.
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
THE KNOWLEDGEFORCE                1,008,549     3-15-99      Being handled by Canadian Counsel      1) Personnel placement and
                                                                                                    recruitment services and
                                                                                                    management consulting services.
                                                                                                    2) Temporary personnel placement
                                                                                                    and recruitment services.
                                                                                                    3) Management consulting
                                                                                                    services.
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
R & DESIGN                        1,010,745     4-1-99       Being handled by Canadian Counsel      1) Personnel placement and
                                                                                                    recruitment services and
                                                                                                    management consulting services
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
ROMAC INTERNATIONAL               1,008,550     3-15-99      Being handled by Canadian Counsel      1) Personnel placement and
                                                                                                    recruitment services and
                                                                                                    management consulting services
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
ROMAC EMERGING                    1,008,547     3-15-99      Being handled by Canadian Counsel      1) Personnel placement and
TECHNOLOGIES                                                                                        recruitment services and
                                                                                                    management consulting services
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
ROMAC INTERNATIONAL               1,028,295     9-9-99       Being handled by Canadian Counsel      1) Personnel placement and
CANADA                                                                                              recruitment services and
                                                                                                    management consulting services
----------------------------   -------------   -----------   ------------------------------------   -------------------------------


EUROPEAN COMMUNITY
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
THE KNOWLEDGEFORCE             1110865          3-18-99      Being handled by United Kingdom        Personnel placement and
RESOURCE(35)                                                 Counsel                                recruitment services;
                                                                                                    business management and
                                                                                                    organization consulting
                                                                                                    services; personnel
                                                                                                    management consulting
                                                                                                    services
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
THE KNOWLEDGEFORCE(35)         1110873          3-18-99      Being handled by United Kingdom        Personnel placement and
                                                             Counsel                                recruitment services;
                                                                                                    business management and
                                                                                                    organization consulting
                                                                                                    services; personnel
                                                                                                    management consulting
                                                                                                    services

----------------------------   -------------   -----------   ------------------------------------   -------------------------------
 R & DESIGN(35)                1222546          6-23-99      Being handled by United Kingdom        Personnel placement and
                                                             Counsel                                recruitment services;
                                                                                                    business management and
                                                                                                    organization consulting
                                                                                                    services; personnel
                                                                                                    management consulting
                                                                                                    services

----------------------------   -------------   -----------   ------------------------------------   -------------------------------
ROMAC INTERNATIONAL(35)        1110816          3-18-99      Being handled by United Kingdom        Personnel placement and
                                                             Counsel                                recruitment services;
                                                                                                    business management and
                                                                                                    organization consulting
                                                                                                    services; personnel
                                                                                                    management consulting
                                                                                                    services

----------------------------   -------------   -----------   ------------------------------------   -------------------------------
ROMAC EMERGING                  1111798         3-18-99      Being handled by United Kingdom        Personnel placement and
TECHNOLOGIES(35)                                             Counsel                                recruitment services;
                                                                                                    business management and
                                                                                                    organization consulting
                                                                                                    services; personnel
                                                                                                    management consulting
                                                                                                    services
----------------------------   -------------   -----------   ------------------------------------   -------------------------------




COPYRIGHTS
----------------------------   -------------   -----------   ------------------------------------   -------------------------------
KFORCE.COM WEBSITE             TX 5-008-828     3/31/2000    Registered                             Entire computer program
                                                                                                    including source code and
                                                                                                    screen displays
----------------------------   -------------   -----------   ------------------------------------   -------------------------------

           MERGERS, CONSOLIDATIONS, CHANGES IN STRUCTURE, TRADENAMES


Mergers: None

Consolidations: None

Changes in Structure: None

Tradenames:

Romac International, Inc.
                                   kforce.com               Arizona
                                   kforce.com               California
                                   kforce.com               Colorado
                                   kforce.com               Florida
                                   kforce.com               Maine
                                   kforce.com               Minnesota
                                   kforce.com               New Hampshire
                                   kforce.com               Oregon
                                   kforce.com               Texas
                                   kforce.com               Utah
 Romac USA, Inc.                   kforce.com               California
                                   kforce.com               Connecticut
                                   kforce.com               Georgia
                                   kforce.com               Indiana
                                   kforce.com               Kentucky
                                   kforce.com               Maryland
                                   kforce.com               Massachusetts
                                   kforce.com               Michigan
                                   kforce.com               Missouri
                                   kforce.com               Nevada
                                   kforce.com               New Jersey
                                   kforce.com               New York
                                   kforce.com               Ohio
                                   kforce.com               Pennsylvania
                                   kforce.com               Virginia
                                   kforce.com               Washington
 Kforce.com, Inc.                  kforce.com               Florida
 Romac of Texas I, L.P.            none
 Romac Airlines, Inc.              none
 Romac of Texas, Inc.              none
 Ybor HQ1, Inc.                    none

                                 SCHEDULE 6.14
                                   LITIGATION

                               SEE FOLLOWING PAGE

                                 SCHEDULE 6.15

                                 LABOR DISPUTES



                               SEE FOLLOWING PAGE

                                 SCHEDULE 6.16

                             ENVIRONMENTAL MATTERS



None - other than matters related to Ybor property previously disclosed to Administrative Agent.

                                 SCHEDULE 6.19

                                ERISA COMPLIANCE



                               SEE FOLLOWING PAGE

                                 SCHEDULE 6.27

                                 BANK ACCOUNTS



                               SEE FOLLOWING PAGE